As filed with the Securities and Exchange Commission on April 26, 2024

Registration Nos. 333-150926
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 21	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 115	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X on May 1, 2024 pursuant to paragraph (b) of Rule 485

       60 days after filing pursuant to paragraph (a)(1) of Rule 485

___ on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information about the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  For Contracts issued on or after January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 2%.  For Contracts issued before January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 3%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three coverage options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the contract value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.
We guarantee that the death proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2024.

PROSPECTUS CONTENTS

HOW YOUR CONTRACT VALUES VARY	47
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	48
DETERMINING THE CONTRACT VALUE	48
CASH SURRENDER VALUE	49

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES

CHARGES FOR EARLY WITHDRAWALS
Upon complete surrender or lapse of a Contract issued on or after January 1, 2020, during the first 10 Contract Years (or 10 Contract Years following an increase in the Specified Amount) a surrender charge will be deducted. No surrender charge applies in the 11th Contract Year for Contracts issued on or after January 1, 2020 (or following an increase in the Specified Amount).
Upon complete surrender or lapse of a Contract issued before January 1, 2020, during the first 15 Contract years (or 15 Contract Years after an increase in the Specified Amount), a surrender charge will be deducted.  No surrender charge applies in the 16th Contract Year for Contracts issued before January 1, 2020 (or following an increase in the Specified Amount).
The maximum surrender charge is up to 4.8% of the Specified Amount.
For example, the full surrender or lapse of a Contract with a Specified Amount of $100,000 would be subject to a maximum surrender charge of $4,800.
Reference Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders and a processing fee for the payment of accelerated death benefits under the Accelerated Death Benefit/Living Benefits Rider, Accelerated Death Benefit/Terminal Illness Rider and Accelerated Death Benefit for Chronic Illness Rider.
Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.27%	1.44%
	Reference Appendix A - Portfolio Companies Available Under the Contract

RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your Contract is fully surrendered or lapses within the first 10 Contract Years (for Contracts issued on or after January 1, 2020) or within the first 15 Contract Years (for Contracts issued before January 1, 2020) There might also be tax consequences.
Reference Principal Risks of Investing in The Contract

1

RISKS
RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.
Reference Investment Risk

INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.
Reference Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts issued before January 1, 2020
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
For Contracts issued on or after January 1, 2020
If your Contract lapses, you may reinstate it within three years after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
Death Benefits will not be paid if the Contract has lapsed.
Reference Premiums to Prevent Lapse and Reinstatement

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference Transfer Privilege, and Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.
Reference Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference Tax Risks

2

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.
Reference Sale of the Contracts

EXCHANGES
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own the existing Contract.
Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is an individual flexible premium variable life insurance contract.  The Contract may be appropriate for an investor who has an understanding of investments, a higher risk tolerance and a long-term investment horizon.   As long as the Contract remains in force it provides lifetime insurance protection on the Insured.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.
PREMIUM PAYMENTS
The Contract is flexible with regard to the amount of Premiums you pay.   The minimum initial Premium Payment is dependent on Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  Each Premium after the initial Premium must be at least $25. Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
You select the Subaccounts and the Fixed Account to which you allocate Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A –  Portfolio Companies Available Under the Contract at the back of this prospectus.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	There are three Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value.
•	Option C–at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.

3

•
A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested).  This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect.  (See “SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS”).

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 5% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Optional Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit. (Not available to Contracts issued on or after January 1, 2020.)
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (Not available on or after January 1, 2019, to contracts issued before June 1, 2018.  Not available (except in California) on or after June 1, 2024, to contracts issued on or after June 1, 2018.)

•	Enhanced Living Benefits Accelerated Death Benefit Rider. (Not available on or after June 1, 2024, to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Living Benefits Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019, to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Terminal Illness Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019, to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit for Chronic Illness Rider. (Available beginning June 1, 2018, to contracts issued on or after June 1, 2018.)
•	Accelerated Death Benefit for Terminal Illness Rider. (Available beginning June 1, 2018, to contracts issued on or after June 1, 2018.)
Optional Benefits may not be available in all states and may incur an additional fee.  Please ask your registered representative for further information or contact the Home Office.
4

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge1
Premium Expense Charge	Upon receipt of each Premium Payment	5% of each Premium Payment	5% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020
Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020
		$6.00 - $48.00 per $1,000 of the Specified Amount	$6.00 - $48.00 per $1,000 of the Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020
Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020
		$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount	$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit	$200 processing fee	$0 processing fee
Accelerated Death Benefit for Chronic Illness Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex.  For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix B and Appendix C.
3 If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age and sex, status at the time of the increase. For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.

5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[1]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[2]	$0.01 - $25.83 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.05 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Expense Charge[3]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$10	$10
Per Thousand Charge[4]	On the Contract Date and on each Monthly Anniversary Day	$0.00 - $1.36 per $1,000 of Specified Amount	$0.01 - $1.36 per $1,000 of Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On the Contract Date and on each Monthly Anniversary Day	$0.05 per $1,000 of Specified Amount	$0.05 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[4]	At the end of each Contract Year	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020
Optional Rider Charges[5]
Lifetime Guaranteed Minimum Death Benefit[6]	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[5]	$0.01 - $0.32 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[5]	$0.01 per $1,000 of net amount at risk[5]

6

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Disability Premium Benefit Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Option to Increase Specified Amount[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance[4]	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount

7

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Other Insured Term Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of rider coverage amount	$0.01 - $30.39 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.08 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020
Per Thousand Charge	On rider’s effective date and on each Monthly Anniversary Day for contracts issued on or after January 1, 2020	$0.03 per $1,000 of rider coverage amount for 10 years	$0.03 per $1,000 of rider coverage amount for 20 years
Additional Life Insurance Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $20.26 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.04 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Benefit Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.28 - $22.56 per $100 of coverage amount	$0.27 - $22.05 per $100 of coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day
$1.13 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020
$1.53 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

$1.08 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020
$1.25 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

8

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Enhanced Living Benefits Accelerated Death Benefit Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.74 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.33 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract

4 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
6 The monthly expense charge is the sum of the maintenance charge and the per thousand charge.
7 The maximum guaranteed net cost of loans is 3% annually for Contracts issued on or after January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (2%).  The maximum guaranteed net cost of loans is 2% annually for Contracts issued before January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (3%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 5%.  Therefore, the net cost of a preferred loan is 0% per year.
8 Charges for this rider vary based on an Insured’s issue or actual ages and may vary based on the Contract Year and the base Specified Amount or net amount at risk. Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual age may increase as the Insured ages. The rider charge shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract and more detailed information concerning these rider charges is available on request from our Home Office.
9 The Lifetime Guaranteed Minimum Death Benefit Rider is not available on Contract issued on or after January 1, 2020.

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For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract.  A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.

ANNUAL PORTFOLIO OPERATING EXPENSES10
	Minimum	Maximum
Range of Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.44%

10 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2023.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax

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treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years (fifteen Contracts Years for Contracts issued before January 1, 2020), we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also

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impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  For Contracts issued on or after January 1, 2020, we guarantee that this rate will be at least 2%.  For Contracts issued before January 1, 2020, we guarantee that this rate will be at least 3%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.

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KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as an open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the Portfolios are available in Appendix A: Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially

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similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes, we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

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If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGE
We deduct a 5% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.
The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User
•	Standard Select Non-tobacco User (available for Contracts issued on or after January 1, 2020)
•	Preferred Non-tobacco User
•	Preferred Elite Non-tobacco User
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-tobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of your guaranteed interest rate per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  For Contracts issued on or after January 1, 2020, the guaranteed interest rate is 2% per year.  For Contracts issued before January 1, 2020, the guaranteed interest

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rate is 3% per year.  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  For Contracts issued on or after January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2017 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“2017 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 2017 CSO Tables.  For Contracts issued before January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 2001 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.
We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $10 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $1.36 per thousand of Specified Amount per month.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

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Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit (not available to Contracts issued on or after January 1, 2020). We assess a monthly charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount (for Contracts issued on or after January 1, 2020, we also assess a monthly per thousand charge).
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

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Enhanced Living Benefits Accelerated Death Benefit Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We may assess a $200 processing fee.
•	Accelerated Death Benefit for Chronic Illness Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit for Terminal Illness Rider. We may assess a $250 processing fee.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.90% of net assets.  The amount of this charge is guaranteed.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
For Contracts issued on or after January 1, 2020, during the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age, sex, and risk class.  The surrender charge is based on the Specified Amount at issue.  We calculate this amount by multiplying the surrender charge factor for the applicable Age, sex, and risk class (as shown in Appendix B) by the surrender charge percentages (as shown in Appendix C).  We then multiply this amount by the Specified Amount divided by 1,000 to reach the actual charge.
For Contracts issued before January 1, 2020, during the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age and sex.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix B) by the surrender charge percentages for the Insured’s issue age (as shown in Appendix C).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase,

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starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year (15th Contract Year for Contracts issued before January 1, 2020), there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 5% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the interest we credit to the Loan Account, which is guaranteed to be at least 2% annually for Contracts issued on or after January 1, 2020 and at least 3% annually for Contracts issued before January 1, 2020.  Consequently, the net loan interest charge will not exceed 3% for Contracts issued on or after January 1, 2020 and will not exceed 2% for Contracts issued before January 1, 2020.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 5% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for additional information about Fund expenses.
THE CONTRACT
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a conditional receipt should also accompany the application.  As long as the initial Premium accompanies the conditional receipt, the conditional receipt provides insurance coverage from

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the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The conditional receipt may not be in effect for more than 60 days.  At the end of the 60 days, the conditional receipt coverage terminates and we will return the initial Premium to the applicant.
For coverage under the conditional receipt, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment plan or combined billing arrangement.  (See “PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.
For Contracts issued after on or after January 1, 2020, the available issue ages are 0 through 79 (65 in California) on a preferred non-tobacco user basis and 18 through 79 (65 in California) for all other risk classes (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 79 (65 in California).  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
For Contracts issued before January 1, 2020, the available issue ages are 0 through 80 on a standard non-tobacco user basis, 0 through 80 on a preferred non-tobacco user basis, 15 through 80 on a preferred elite non-tobacco user basis, 15 through 80 on a standard tobacco user basis, and 15 through 80 on a preferred tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See "TAX CONSIDERATIONS")
OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the conditional receipt.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

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Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund the greater of Premiums paid or Contract Value within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Hermes Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated

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Hermes Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.  You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See “PREMIUMS TO PREVENT LAPSE” and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

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The Guaranteed Payment Period applies for seven years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial seven Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "CHANGES IN SPECIFIED AMOUNT")
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and begins the date the Contract lapses.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT”)
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Florida or Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premiums received with or after receipt of your notice.

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On the Allocation Date, we will allocate the initial Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

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Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

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In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

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CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.
If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS")
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.
COVERAGE OPTIONS
You may choose one of three Coverage Options, which will be used to determine the death benefit:
•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

•
Option C:  death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made.  The more Premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable corridor percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under

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the Coverage Option, the death benefit is equal to this greater amount.  The applicable corridor percentage varies by Age, sex, risk class, Specified Amount, the number of years coverage has been in effect, and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B, you may not change it to Option C.  Coverage Option C is only available at issue.
If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.
A change in Coverage Option may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
Changes in the Specified Amount may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Specified Amount.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See "SURRENDER CHARGE")
We have the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations; and
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract.
Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age

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must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premiums:
•	a change in Planned Premiums may be advisable. (See "PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT"); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Minimum Death Benefit Rider (GMDB)	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional	• Issue ages: 0-78 for Contracts issued on or after January 1, 2020 • Issue ages: 0-59 for Contracts issued before January 1, 2020
Lifetime Guaranteed Minimum Death Benefit Rider (LGM)	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional
The LGM is not available to Contracts issued on or after January 1, 2020.
• Issue ages:  Same as the Contract
• This rider must be requested at the time of issue and is not available under Coverage Option C

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Disability Continuance of Insurance (DCOI)	Covers Monthly Deductions during the period of total disability of the Insured	Optional
• Issue Ages: 15-55, renewal through Age 59
• Become payable after the Insured’s total disability exists for six consecutive months (total disability occurs before age 60)
• Benefits under DCOI will continue until the Insured is no longer totally disabled

Disability Premium Benefit Rider (DPB)	Provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured	Optional	• Issue ages: 15-55, renewal through Age 59 • Benefits become payable after the Insureds total disability exists for six consecutive months and total disability occurs before Age 60
Accidental Death Benefit (ADB)	Provides for payment of an additional amount of insurance in the event of accidental death	Optional	• Issue ages: 5-60 • Terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)	Allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured	Optional	• Issue ages: 0-38 • Increasing the Contract’s Specified Amount may have tax consequences
Spouse's Term Insurance (STI)	Provides decreasing term insurance on the Insured's spouse	Optional	• Issue ages: 15-50 (Spouse's age) • Maximum number of five units may be purchased • See Rider contract for table specifying the amount of insurance per unit of coverage.
Children's Term Insurance (CTI)	Provides level term insurance on each Insured Child	Optional
• Issue ages:  14 Days - 17 Years (Children's ages)
• Continues until the Contract Anniversary on which the Insured Child’s attained Age is 25
• Expires on the Contract Anniversary on which the Insured is Age 65

Other Insured Term Insurance (OI)	Provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children	Optional	• Issue ages: 0-65 (Other Insured's age)
Additional Life Insurance Rider (ALI)	Provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor	Optional	• Issue ages: 0-75 • The minimum issue limit is $25,000
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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Monthly Benefit Rider (MBR)
Pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available)
Optional
• Issue ages:  20-55
• At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy
• The coverage expires at the date shown in the policy

Accelerated Death Benefit/Living Benefits Rider (LBR)	Provides opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee)	Optional
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
• Issue Ages: No restrictions
• Terminal Illness Option and Nursing Home Option

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for this rider
Optional
Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018.
Effective June 1, 2024, except in California, the ELB can no longer be added to contracts issued on or after June 1, 2018.
• Issue ages:  20 – 80

Enhanced Living Benefits Accelerated Death Benefit Rider (ELBADBR)
Provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to the medical underwriting required for the issuance of the Contract, full medical underwriting is required for this rider.
Optional
Effective June 1, 2024, the ELBADBR is available to be added to contracts issued on or after June 1, 2018.
• Issue ages:  20 – 80
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Accelerated Death Benefit for Chronic Illness Rider (ADBRCC)
Accelerates payment of the death benefit if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured being unable to perform certain activities without substantial assistance from another individual due to loss of functional capacity or requiring substantial supervision due to severe cognitive impairment
Optional
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit/Terminal Illness Rider (TIR)	Accelerates payment of the death benefit if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force	Optional
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Accelerated Death Benefit for Terminal Illness Rider (ADBRTI)	This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force	Optional
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Optional death benefit riders may provide protection in the event of a market downturn, but costs associated with optional riders that supplement the death benefit can limit the Contract’s participation in rising equity markets.  You should consult your financial professional.
Guaranteed Minimum Death Benefit Rider (GMDB)
Issue ages:  0-78 for Contracts issued on or after January 1, 2020
Issue ages:  0-59 for Contracts issued before January 1, 2020
There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

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If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	for Contracts issued on or after January 1, 2020
Issue Age	Termination Date
Ages 0-60	20 years
61	19 years
62-63	18 years
64	17 years
65-66	16 years
67	15 years
68-69	14 years
70	13 years
71-72	12 years
73	11 years
74-75	10 years
76	9 years
77-78	8 years
•	for Contracts issued before January 1, 2020, the Insured’s Age 65; or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.
Lifetime Guaranteed Minimum Death Benefit Rider (LGM)
The LGM is not available to Contracts issued on or after January 1, 2020. Issue ages:  Same as the Contract
This rider must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum

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Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.
Disability Continuance of Insurance (DCOI)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages: 15‑55, renewal through Age 59 for Contracts issued before January 1, 2020.
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Disability Premium Benefit Rider (DPB)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages:  15-55, renewal through Age 59 for Contracts issued before January 1, 2020.

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This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Additional Life Insurance Rider (ALI)
Issue ages:  0-75
This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the Contract.  The coverage expires at the date shown in the Contract.

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Accelerated Death Benefit/Living Benefits Rider (LBR)
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:
Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

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Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.
If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date you cancel this rider; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.
Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
If you add the LBR, you cannot add the Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) or the Accelerated Death Benefit/Terminal Illness Rider (TIR).
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018.
Effective June 1, 2024, the ELB can no longer be added to contracts issued on or after June 1, 2018.
For California contracts only: Effective June 1, 2024, the ELB is available to be added to contracts issued on or after June 1, 2018.
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for

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the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to

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exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.
If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the

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ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contract contains more information about the ELB.  Please read it carefully.
The rider contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you request to add the ELB to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ELB, you cannot add the LBR or the Accelerated Death Benefit for Chronic Illness Rider (ADBRCC).
Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.
Current Contract Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Contract Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000
Enhanced Living Benefits Accelerated Death Benefit Rider (ELBADBR)
Effective June 1, 2024, the ELBADBR is available to be added to contracts issued on or after June 1, 2018.  Not available to contracts issued in California.
Issue ages:  20 – 80
This rider provides for payment of an accelerated death benefit if the Insured qualifies for benefits under either the Chronic Condition Option or the Confinement Option, or both.  The accelerated death benefit is available to be prepaid

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to the Owner monthly or in a lump sum.  Payments may be made under both benefit qualification options concurrently if the Insured qualifies under both options.  In addition to the medical underwriting required for the issuance of the Contract, full medical underwriting is required for the ELBADBR.  Only either the ELB rider or ELBADBR may be in force on the life of a single insured.
To be eligible for the Chronic Condition Option, we must receive satisfactory evidence that the Insured has currently, and has been certified by a Licensed Physician within the last 12 months as having, a condition resulting in:
1)	being permanently unable to perform, without Substantial Assistance from another individual, at least two Activities of Daily Living due to a loss of functional capacity; or
2)	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent Severe Cognitive Impairment as defined in the ELBADBR.
To qualify as a Chronic Condition, the Insured must be receiving Health Care Assistance as defined in the ELBADBR at least two times per week.
The Activities of Daily Living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair, or wheelchair.
To be eligible for the Confinement Option, we must receive satisfactory evidence that the Insured is currently, and has been continuously for the preceding 90 days, residing and receiving care in an Eligible Nursing Home as defined in the ELBADBR.  The Insured’s Confinement must be due to a condition verified by a Licensed Physician that is reasonably expected to require continuous confinement in an Eligible Nursing Home for the remainder of the Insured’s life.
There are conditions associated with your right to receive payment under the ELBADBR, including, but not limited to, the following.  You must elect an option in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalization records supporting the diagnosis of the Insured’s medical condition.  Your Contract must be in force and not be in the grace period.  We must receive a signed acknowledgement of concurrence for payout from any assignee or irrevocable Beneficiary under your Contract.  We have the right to seek a second medical opinion as to a Chronic Condition the Insured may have or the medical necessity of nursing home Confinement.  We will pay for any second medical opinion we seek.  We will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
The monthly benefit amount payable for each option is set at issue and shown on the Contract data page.  The lump sum benefit amount payable for each option is described on the Contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000.  The Benefit Base is shown on the Contract data page and  cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELBADBR.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to the maximum Benefit Base.
We will assess a monthly charge for the ELBADBR.  The cost of insurance rates for the ELBADBR will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Enhanced Living Benefits Accelerated Death Benefit Rider Cost of Insurance Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELBADBR vary based on the Insured’s Age and Sex.  We will continue to assess the monthly charge for the ELBADBR during any period we make benefit payments under the rider.

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If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.
If your Contract has an outstanding loan balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the loan balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
This rider terminates on the earliest of: 1) the date a benefit is paid under any Accelerated Death Benefit for Terminal Illness Rider attached to your Contract; 2) the date the Contract terminates for any reason; 3) the date this rider is cancelled by you; 4) upon nonpayment of any separate premium or cost of insurance charge for this rider, in accordance with the provisions of the Contract to which this rider is attached; 5) the date you have received benefit payments totaling the Maximum Accelerated Benefit Amount; 6) the date the Contract matures; 7) the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract; or 8) the date no further benefit payments are available under either option.  Termination of this rider will not prejudice the payment of benefits for a Chronic Condition or Confinement that occurred while the rider was in force.
Upon payment of an accelerated death benefit under this rider, we will adjust the Contract values as follows: (i) the Specified Amount and the Benefit Base will be reduced by the amount of the benefit payment, (ii) the Cash Surrender Value will be reduced by an amount equal to the benefit payment multiplied by the ratio of the Cash Surrender Value to the Specified Amount of the Contract, (iii) the Contract Value will be reduced by an amount equal to the benefit payment multiplied by the ratio of the Contract Value to the Specified Amount of the Contract, and (iv) the surrender charges will be reduced in proportion to the reduction in Specified Amount.  Thus, payments under the ELBADBR will reduce the amount available on death or surrender of the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day after we receive your Written Notice.
Accelerated death benefit payments under the ELBADBR may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELBADBR to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
If you elect the ELBADBR, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
Under some circumstances, the benefits you receive under the ELBADBR may be excludable in whole or in part from your income for federal tax purposes.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELBADBR to determine whether and to what extent they may be excludable from income.
You should consult a tax adviser before adding the ELBADBR to your Contract or electing to receive benefits under the ELBADBR, and to determine what, if any, portion of benefits received under the ELBADBR may be excludable from income for tax purposes.
This is a brief description of the rider only.  The rider contains more information regarding the details of the coverage.  Please read the rider carefully.
The rider does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you elect ELBADBR, you must also elect the Accelerated Death Benefit for Terminal Illness Rider (ADBRTI).
If you request to add the ELBADBR to an in force contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ELBADBR, you cannot add the Accelerated Death Benefit for Chronic Illness Rider (ADBRCC).

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Accelerated Death Benefit for Chronic Illness Rider (ADBRCC)
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured:
•	being unable to perform, without substantial assistance from another individual, at least two activities of daily living from the list below due to a loss of functional capacity; or
•
requiring substantial supervision to protect such Insured from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is defined as the deterioration or loss of the Insured’s intellectual capacity. It is measured by clinical evidence and standardized tests which reliably measure the Insured’s impairment in:

•	short or long term memory;
•	orientation as to people, places or time;
•	deductive or abstract reasoning; and
•	judgment as it relates to safety and awareness.
The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously. Eating does not include preparing meals.
•
Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene. Toileting does not include other activities that take place in the bathroom or lavatory.

•	Transferring – Moving into or out of a bed, chair or wheelchair. Transferring does not include mobility outside of the home or facility, including but not limited to transportation.
The chronic illness benefit is paid to you in a lump sum. The chronic illness benefit amount is stated in your rider contract.
The actuarial present value factor will be based on the life expectancy of the Insured and the accelerated death benefit interest rate, determined as of the date of the acceleration request. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The minimum requested acceleration under this rider is the lesser of $10,000 or 10% of the Specified Amount and may not result in a chronic illness benefit that exceeds the per diem allowance permitted by section 101(g)(3) of the Internal Revenue Code, multiplied by the number of days in the current calendar year that the Insured is chronically Ill. If the Insured is chronically ill for only part of a calendar year, the chronic illness benefit will not be payable for the period during which the Insured was not chronically ill. The maximum sum of all requested accelerations, for the Contract to which this rider is attached, cannot exceed 80% of the Specified Amount as of the Contract Date, and can never exceed $300,000.
If your Contract has indebtedness, we will deduct a portion of the chronic illness benefit and apply this portion to reduce the indebtedness. The amount of the deduction is calculated pursuant to the terms of the rider.
You may request a chronic illness benefit no more than once each 12 months. We will pay a chronic illness benefit to you or your estate, unless you have otherwise designated or assigned this benefit, in a lump sum immediately after we receive your acceleration request and satisfactory proof that the Insured has a chronic Illness.
If the Insured dies after you request the payment of a chronic illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Proof that the Insured is chronically ill will include a completed claim form and a written statement from a physician. This information will be used to determine the Insured’s estimated life expectancy in order to derive the actuarial present value factor used in the benefit calculation.  We will send you the claim form within 15 days of your acceleration request.

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If we do not send you the claim form within 15 days, you can meet the proof of loss requirement by giving us a written statement of your claim. In all events, we must receive certification from a physician certifying that the Insured is chronically ill. We reserve the right to review the Insured’s medical records and to obtain a second medical opinion of the Insured's medical condition at our expense. If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician. Such third medical opinion will be binding on both parties.
We will require the signature of the Beneficiary, if the Beneficiary designation then in effect is irrevocable, or any assignee before we pay a benefit under this rider.
You may cancel this rider by filing a Written Notice with us.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.
This rider terminates on the earliest of:
•	the date a benefit is paid under any Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) attached to your Contract;
•
the date the total amount of requested accelerations under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the Requesting an Acceleration section of the rider;

•	the date the Contract terminates for any reason;
•	the date this rider is cancelled by you;
•	the date the Contract matures;
•	the date the Insured dies; or
•	the date you surrender your Contract.
Adding the ADBRCC rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences. You should consult a tax adviser before adding the ADBRCC rider to your Contract or electing to receive benefits under the ADBRCC rider, and to determine what, if any, portion of benefits received under the ADBRCC rider may be excludible from income for tax purposes.
If you request to add the ADBRCC to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ADBRCC, the Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) will automatically be added to your contract.
If you add the ADBRCC, you cannot add the ELB.
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Accelerated Death Benefit/Terminal Illness Rider (TIR)
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

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The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit; or
•	the date you cancel this rider.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $47,119.05 after the deduction of a $2,380.95 interest charge and a $500 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

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Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,380.95
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$47,119.05
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500
You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you add the TIR, you cannot add the LBR.
There is no monthly charge for this rider, but we may assess a $200 processing fee.
Accelerated Death Benefit for Terminal Illness Rider (ADBRTI)
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force.  A terminal illness is defined as any non-correctable medical condition which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  The date of the physician’s certification should be the same as the date of diagnosis with the date of diagnosis at least 14 days after the onset of the non-correctable medical condition.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 80% of the Specified Amount of your Contract at the time you submit your request.
The minimum benefit amount is 10% of the Specified Amount of your Contract or $10,000.
The maximum accelerated death benefit under this rider is $300,000.  The sum of all accelerated death benefit payments made by us under all accelerated death benefit riders attached to the Contract cannot exceed $300,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $250 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the accelerated death benefit interest rate divided by 1 plus the accelerated death benefit interest rate. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with the death benefit Coverage Option you have selected under the Contract.

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For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the Contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.
If the Insured dies after you request the payment of a terminal illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We will furnish a claim form for this purpose within 15 days of your request.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage. Prior to and concurrent with payment of the accelerated death benefit, we will inform you and any irrevocable Beneficiary of the amount of the Contract’s remaining Specified Amount, Contract Value and loan amount.
Your right to receive payment under this rider is subject to the following conditions:
•	the Contract must be in force and not be in the grace period;
•	we must receive the approval of any assignee or irrevocable Beneficiary under your Contract;
•
we have the right to seek a second medical opinion as to any terminal condition the Insured may have. If we seek a second medical opinion, we will pay for it.  If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician.  Such third medical opinion will be binding on both parties; and

•
this benefit provides for the accelerated payment of life insurance proceeds and is not intended to cause you to involuntarily gain access to proceeds ultimately payable to the named Beneficiary.  Therefore, we will make the accelerated death benefit proceeds available to you on a voluntary basis only.  Accordingly:

•	if you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit; or
•	if you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement, you are not eligible for this benefit.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date the Contract terminates for any reason;
•	the date an accelerated death benefit payment amount is paid;
•
the date the total amount of accelerated death benefits under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the accelerated death benefit section;

•	the date the Insured dies;
•	the date this rider is cancelled by you; or
•	the date the Contract matures.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $4,000 for a death benefit amount of $96,000.  The Insured has submitted a claim for an accelerated death benefit of $80,000.  The accelerated death benefit is $74,219.90 after the deduction of a $2,330.10 interest charge, a $3,200 loan repayment amount, and a $250 processing fee (currently waived).

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After the accelerated death benefit is paid, the Specified Amount is $20,000.00, the Contract Value is $1,670, the Loan Balance is $800, the remaining surrender charge is $32.40, and the remaining death benefit is $19,200.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$4,000
	Contract Value	$8,350
	Surrender Charge	$162
	Death Benefit	$96,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$80,000
	Accelerated Death Benefit Percentage	80%
	Interest Charge	$2,330.10
	Processing Fee	$250
	Loan Repayment Amount	$3,200
	Accelerated Death Benefit Payment	$74,219.90
Adjusted Contract Values	Specified Amount	$20,000
	Outstanding Contract Loan	$800
	Contract Value	$1,670
	Surrender Charge	$32.40
	Death Benefit	$19,200
You should know that adding or electing to use the ADBRTI rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you request to add the ADBRTI to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
There is no monthly charge for this rider, but we may assess a $250 processing fee.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.
The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract’s cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.
Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met.  (See "SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS”)

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BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
A monthly bonus of 0.03333% (0.40% on an annualized basis) of your Variable Account Value may be paid in Contract Years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $500,000 in years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $100,000 in years 21 and after.  We will credit any bonus on each Monthly Anniversary Day.  These bonuses are not guaranteed.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

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Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See “PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 5%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral. When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
For Contracts issued on or after January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 2%.  Thus, the maximum net cost of a loan is 3% per year.  For Contracts issued before January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 3%.  Thus, the maximum net cost of a loan is 2% per year (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
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Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 5%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the unloaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct the Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61‑day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination.  (See “PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See “SURRENDER CHARGE”)  We may require return of the contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we willl make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See “PAYMENT OPTIONS”)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You willl not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not

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exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.
We have the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.
We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed‑benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

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Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  For Contracts issued on or after January 1, 2020, if payments under the payment option selected are less than $25, payments may be made less frequently at our option.  For Contracts issued before January 1, 2020, if payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

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Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT
For Contracts issued before January 1, 2020
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period.
For Contracts issued on or after January 1, 2020
If your Contract lapses, you may reinstate it within three years after lapse.  In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

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TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract’s flexibility with respect to Premium Payments and benefits, each Contract’s circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the "7-pay test."  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

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Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

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Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

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POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.20% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.

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TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in Premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you have provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

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Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
59

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on the birthday closest to the Contract Date. Age means the issue age plus the number of completed Contract Years. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person or entity you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value at the time of surrender, less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

60

Insured	The person whose life we insure under the Contract.

Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

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Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

62

APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2023)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.86%	40.93%	16.16%	11.70%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	23.36%	12.95%	7.79%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.98%	46.94%	14.92%	12.24%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	14.27%	9.20%	7.25%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53% [i]	9.01%	7.47%	-
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.73%	6.14%	-0.33%	0.36%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	22.60%	13.65%	9.58%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	26.14%	13.36%	10.91%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM) ).	0.82% [i]	15.99%	8.64%	4.69%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	10.23%	5.91%	4.74%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.89% [i]	9.73%	5.59%	4.73%
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	23.50%	10.98%	8.30%
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.87% [i]	15.90%	7.60%	6.15%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.10% [i]	6.22%	0.79%	0.24%
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.85%	20.97%	16.23%	11.09%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Newton Investment Management North America, LLC	0.82%	9.28%	9.15%	6.15%
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Mellon Investments Corporation	0.27%	25.93%	15.38%	11.75%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.67%	23.82%	15.13%	10.46%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.44%	20.12%	12.65%	8.69%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	24.92%	12.79%	9.38%
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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.20% [i]	44.87%	25.34%	20.11%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	12.85%	9.91%	6.18%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.97% [i]	8.68%	6.15%	4.19%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.81% [i]	12.71%	4.75%	4.13%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.63% [i]	4.52%	1.49%	0.90%
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.81%	33.12%	16.36%	11.33%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.62%	7.65%	3.68%	3.13%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	9.18%	5.28%	4.30%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.68%	10.64%	6.29%	4.93%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.72%	12.22%	7.22%	5.48%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.74%	13.32%	7.98%	5.93%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.77%	14.46%	9.02%	6.59%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.82%	16.53%	10.57%	7.40%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.86%	18.61%	11.65%	7.87%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.87%	19.13%	11.75%	7.92%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.87%	19.19%	11.74%	7.91%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	11.43%	3.88%	3.78%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.08% [i]	26.74%	13.51%	8.96%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.35% [i]	12.62%	4.22%	2.32%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.07% [i]	20.76%	5.27%	1.28%
Capital growth	LVIP American Century Capital Appreciation Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.79% [i]	20.69%	13.24%	9.36%
Capital growth by investing in common stocks (Income is a secondary objective)	LVIP American Century Disciplined Core Value Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP Disciplined Core Value Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.71 [i] %	8.65%	10.19%	8.19%
Capital growth	LVIP American Century International Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP International Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.95% [i]	12.57%	8.29%	4.07%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	LVIP American Century Mid-Cap Value Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.86% [i]	6.13%	11.05%	8.77%
Long-term capital growth	LVIP American Century Ultra® Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP Ultra® Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.75% [i]	43.51%	19.24%	14.64%
Long-term capital growth (Income is a secondary objective)	LVIP American Century Value Fund – Standard Class II (Formerly American Century Variable Portfolios, Inc. VP Value Fund – Class I) (Manager: Lincoln Investment Advisors Corporation).	0.71% [i]	9.10%	11.87%	8.53%
Long-term total return using a strategy that seeks to protect against U.S. inflation	LVIP American Century Inflation Protection Fund – Service Class (Formerly American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II) (Manager: Lincoln Investment Advisors Corporation).	0.77 i%	3.40%	2.65%	1.90%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Manager: Lincoln Investment Advisors Corporation).	0.74%	10.91%	10.98%	8.05%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Manager: Lincoln Investment Advisors Corporation).	0.78%	13.10%	9.41%	7.10%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Manager: Lincoln Investment Advisors Corporation).	0.69%	27.16%	17.15%	12.44%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.73% [i]	35.86%	15.89%	12.97%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	22.42%	14.41%	10.82%
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	7.38%	1.85%	2.22%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	10.44%	8.54%	6.53%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	-2.11%	8.31%	6.39%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.67%[i]	7.59%	2.62%	2.66%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.77%	9.02%	4.83%	3.24%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	11.14%	5.86%	3.33%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2023)
			1 year	5 year	10 year
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	10.33%	5.51%	3.52%

i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

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APPENDIX B
Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Non-tobacco and tobacco

For Contracts issued before January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.00
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.00
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.00
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.00
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.00
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.00
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58

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Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Non-tobacco

For contracts issued on or after January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.00	6.25	23	8.45	8.70	46	18.80	23.00	69	42.00	48.00
1	6.15	6.40	24	8.50	8.75	47	19.60	23.50	70	42.00	48.00
2	6.30	6.55	25	8.50	9.00	48	20.40	24.60	71	43.00	48.00
3	6.45	6.70	26	8.80	9.40	49	21.20	25.70	72	43.00	48.00
4	6.60	6.85	27	9.10	9.80	50	22.00	26.80	73	44.00	48.00
5	6.75	7.00	28	9.40	10.20	51	22.80	27.90	74	44.00	48.00
6	6.90	7.15	29	9.70	10.60	52	23.60	29.00	75	45.00	48.00
7	7.05	7.30	30	10.00	11.00	53	24.40	30.10	76	45.00	48.00
8	7.20	7.45	31	10.30	11.40	54	25.20	31.20	77	45.00	48.00
9	7.35	7.60	32	10.60	11.80	55	26.00	33.00	78	45.00	48.00
10	7.50	7.75	33	10.90	12.20	56	27.40	34.50	79	45.00	48.00
11	7.65	7.90	34	11.20	12.60	57	28.80	35.75
12	7.80	8.05	35	11.50	13.00	58	30.20	37.00
13	7.95	8.20	36	12.15	13.90	59	31.60	38.50
14	8.10	8.25	37	12.80	14.80	60	33.00	40.00
15	8.25	8.30	38	13.45	15.70	61	34.40	41.75
16	8.30	8.35	39	14.10	16.60	62	35.80	43.50
17	8.30	8.40	40	14.75	17.50	63	37.20	45.00
18	8.35	8.45	41	15.40	18.40	64	38.60	46.50
19	8.35	8.50	42	16.05	19.30	65	40.00	48.00
20	8.40	8.55	43	16.70	20.20	66	40.00	48.00
21	8.40	8.60	44	17.35	21.10	67	41.00	48.00
22	8.45	8.65	45	18.00	22.00	68	41.00	48.00
73

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Tobacco

For Contracts issued on or after January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
18	9.40	9.85	41	19.20	22.80	64	43.80	47.20
19	9.80	10.25	42	19.90	23.60	65	45.00	48.00
20	10.15	10.65	43	20.60	24.40	66	45.00	48.00
21	10.50	11.05	44	21.30	25.20	67	45.00	48.00
22	10.85	11.45	45	22.00	26.00	68	45.00	48.00
23	11.25	11.85	46	23.10	27.40	69	45.00	48.00
24	11.60	12.25	47	24.20	28.80	70	45.00	48.00
25	12.00	13.00	48	25.30	30.20	71	45.00	48.00
26	12.30	13.50	49	26.40	31.60	72	45.00	48.00
27	12.60	14.00	50	27.50	33.00	73	45.00	48.00
28	12.90	14.50	51	28.60	34.40	74	45.00	48.00
29	13.20	15.00	52	29.70	35.80	75	45.00	48.00
30	13.50	15.50	53	30.80	37.20	76	45.00	48.00
31	13.80	16.00	54	31.90	38.60	77	45.00	48.00
32	14.10	16.50	55	33.00	40.00	78	45.00	48.00
33	14.40	17.00	56	34.20	40.80	79	45.00	48.00
34	14.70	17.50	57	35.40	41.60
35	15.00	18.00	58	36.60	42.40
36	15.70	18.80	59	37.80	43.20
37	16.40	19.60	60	39.00	44.00
38	17.10	20.40	61	40.20	44.80
39	17.80	21.20	62	41.40	45.60
40	18.50	22.00	63	42.60	46.40
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APPENDIX C
Surrender Charge Percentages of Initial Surrender Charge Factor

For contracts issued before January 1, 2020

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 15th Contract Year unless you requested an increase in Specified Amount

	Ages––––>
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

75

Surrender Charge Percentages of Initial Surrender Charge Factor

For Contracts issued on or after January 1, 2020

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 10th Contract Year unless you requested an increase in Specified Amount

Year	Percentage
1	100%
2	100%
3	100%
4	87.5%
5	75%
6	62.5%
7	50%
8	37.5%
9	25%
10	12.5%
11	0%
76

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000066427

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.
77

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Century II Accumulator Variable Universal Life Prospectus
Individual Flexible Premium Variable Life Insurance Contract
Statement of Additional Information

Kansas City Life Variable Life Separate Account

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus, and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2024.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

ADDITIONAL CONTRACT INFORMATION

Specialized Uses of the Contract
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

Incontestability
For Contracts issued on or after January 1, 2020, we cannot contest the validity of the Contract after it has been in force during the Insured’s lifetime for two years from the Contract Date, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery, or if the Contract lapses as described in the Contract.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery.
If this Contract terminates and it is reinstated, we cannot contest statements made in a reinstatement application after the Contract has been in force during the Insured’s lifetime for two years from the date of the reinstatement application, except for fraud, when permitted by applicable law in the state where the Contract was delivered or issued for delivery.
For Contracts issued before January 1, 2020, after the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.

Suicide Exclusion
For Contracts issued on or after January 1, 2020 (excluding those issued in California, Delaware, Florida, North Dakota, and South Dakota), if the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract, less the amount of any loan balance and partial surrenders.

1

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the part of the Monthly Deduction associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued on or after January 1, 2020 in California, Delaware, Florida, North Dakota, and South Dakota, if the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the Contract Value, less the amount of any loan balance.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the Cost of Insurance associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued before January 1, 2020, if the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

Misstatement of Age or Sex
For Contracts issued on or after January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age or sex would have provided plus the Contract Value.
For Contracts issued on or after January 1, 2020, while the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected Age or sex of the Insured.
For Contracts issued before January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value.  The adjustment will be the difference between the following amounts accumulated at 3% interest annually. The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
For Contracts issued before January 1, 2020, if after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

Misstatement of TOBACCO STATUS
For Contracts issued on or after January 1, 2020, the Contract is issued at the risk class shown in the Contract.  If it is determined during the first two Contract Years that the Insured’s risk class is not stated correctly, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct risk class would have provided plus the Contract Value.
While the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected risk class of the Insured.
2

Assignment
You may assign the Contract in accordance with its terms. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment.  No assignment will be binding on us until we record it.  We assume no responsibility for the validity or sufficiency of any assignment.  An assignment is subject to any loan balance.  We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.

Reduced Charges for Eligible Groups
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer, or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

Generally
Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Planned Premiums
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.

Premiums to Prevent Lapse
Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the following risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, Preferred Non-tobacco, or Preferred Elite Non-tobacco.  For Contracts issued

3

on or after January 1, 2020, Insureds may also be placed in the Standard Select Non-tobacco risk class.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.
For Contracts issued on or after January 1, 2020, Preferred Non-tobacco rates are available for Issues Ages 0-79 (65 in California).  Standard Tobacco, Preferred Tobacco, Standard Non-tobacco, Standard Select Non-tobacco, and Preferred Elite Non-tobacco rates are available for Issue Ages 18-79 (65 in California).
For Contracts issued before January 1, 2020, Standard Non-tobacco and Preferred Non-Tobacco rates are available for Issue Ages 0-80.  Standard Tobacco, Preferred Non-tobacco and Preferred Elite Non-Tobacco rates are available for Issue Ages 15-80.
Contracts issued before January 1, 2020 with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.
•	Insureds in preferred non-tobacco risk classes will generally incur lower cost of insurance rates than Insureds who are classified as Standard Non-tobacco.
•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco.
•
We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation, or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2021	$171,955.97	$171,955.97
2022	$153,481.00	$153,481.00
2023	$145,445.00	$145,445.00
* Includes sales compensation paid to registered persons of Sunset Financial.

OTHER INFORMATION

Resolving Material Conflicts
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some

4

of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Minimum Guaranteed and Current Interest Rates
For Contracts issued on or after January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 2% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 2% minimum, but we are not obligated to do so.  For Contracts issued before January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 3% minimum, but we are not obligated to do so.  Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates.  We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 2% for Contracts issued on or after January 1, 2020, or 3% for Contracts issued before January 1, 2020.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Legal Considerations Relating to Sex-Distinct Premiums and Benefits
Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

Reports to Contract Owners
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.

Experts
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of FORVIS, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Legal Matters
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

5

Additional Information
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Financial Statements
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2023 and 2022; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2023.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2023; and
•
related statement of operations for the period or year ended December 31, 2023, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2023, and financial highlights for each of the periods or years in the five-year period ended December 31, 2023.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

6

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31,
	2023	2022
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2023 - $2,535,401; 2022 - $2,475,443)	$ 2,352,043	$ 2,204,819
Equity securities, at fair value (cost: 2023 - $1,076; 2022 - $1,699)	845	1,918
Mortgage loans (net of allowance for credit losses: 2023 - $1,581; 2022 - $2,753)	592,328	591,928
Real estate	98,042	141,649
Policy loans	84,025	82,739
Short-term investments	91,569	58,497
Other investments	27,488	18,749
Total investments	3,246,340	3,100,299

Cash	9,695	7,768
Accrued investment income	29,815	27,516
Deferred acquisition costs	308,737	327,544
Reinsurance recoverables (net of allowance for credit losses: 2023 - $1,353; 2022 - $0)	409,213	402,323
Deposit asset on reinsurance	419,448	484,410
Other assets	233,968	233,708
Separate account assets	395,946	381,581
Total assets	$ 5,053,162	$ 4,965,149

LIABILITIES
Future policy benefits	$ 1,415,755	$ 1,388,924
Policyholder account balances	2,199,730	2,280,917
Policy and contract claims	59,295	56,975
Other policyholder funds	191,820	204,788
Other liabilities	181,259	160,271
Separate account liabilities	395,946	381,581
Total liabilities	4,443,805	4,473,456

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	959,373	910,438
Accumulated other comprehensive loss	(172,861)	(241,590)
Treasury stock, at cost (2023 and 2022 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	609,357	491,693
Total liabilities and stockholders’ equity	$ 5,053,162	$ 4,965,149
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2023	2022	2021
REVENUES
Insurance revenues:
Net premiums	$ 211,166	$ 208,608	$ 208,864
Contract charges	122,587	124,044	121,803
Total insurance revenues	333,753	332,652	330,667
Investment revenues:
Net investment income	157,641	153,879	142,468
Net investment gains (losses)	62,053	(16,643)	25,417
Total investment revenues	219,694	137,236	167,885
Other revenues	5,473	6,754	12,760
Total revenues	558,920	476,642	511,312

BENEFITS AND EXPENSES
Policyholder benefits	265,788	258,399	280,886
Interest credited to policyholder account balances	74,311	72,974	79,725
Amortization of deferred acquisition costs	34,359	40,593	33,217
Operating expenses	115,152	125,433	104,564
Total benefits and expenses	489,610	497,399	498,392

Income (loss) before income tax expense (benefit)	69,310	(20,757)	12,920

Income tax expense (benefit)	14,390	(4,539)	2,216

NET INCOME (LOSS)	$ 54,920	$ (16,218)	$ 10,704

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$ 68,940	$ (366,516)	$ (100,859)
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	(6,055)	31,334	7,946
Policyholder liabilities	—	26,765	9,247
Benefit plan obligations	5,844	(7,424)	5,115
Other comprehensive income (loss)	68,729	(315,841)	(78,551)

COMPREHENSIVE INCOME (LOSS)	$ 123,649	$ (332,059)	$ (67,847)

Basic and diluted earnings per share:
Net income (loss)	$ 5.67	$ (1.67)	$ 1.11
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity
	Year Ended December 31,
	2023	2022	2021

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	910,438	933,338	933,092
Net income (loss)	54,920	(16,218)	10,704
Stockholder dividends (2023 - $0.56 per share; 2022 - $0.69 per share; 2021 - $1.08 per share)	(5,422)	(6,682)	(10,458)
Cumulative effect of adoption of new accounting principle	(563)	—	—
End of year	959,373	910,438	933,338

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(241,590)	74,251	152,802
Other comprehensive income (loss)	68,729	(315,841)	(78,551)
End of year	(172,861)	(241,590)	74,251

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$ 609,357	$ 491,693	$ 830,434
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2023	2022	2021
OPERATING ACTIVITIES
Net income (loss)	$ 54,920	$ (16,218)	$ 10,704
Adjustments to reconcile net income (loss) to net cash used from operating activities:
Amortization of investment premium and discount	1,954	2,837	1,669
Depreciation and amortization	5,255	6,592	7,967
Acquisition costs capitalized	(23,616)	(26,612)	(38,239)
Amortization of deferred acquisition costs	34,359	40,593	33,217
Net investment losses (gains)	(62,053)	16,643	(25,417)
Gain on sale of subsidiary	—	—	(5,500)
Changes in assets and liabilities:
Reinsurance recoverables	(8,512)	(2,372)	(8,513)
Future policy benefits	26,831	24,861	24,761
Policyholder account balances	(91,089)	(92,909)	(42,995)
Income taxes payable and deferred	4,722	(7,304)	(4,983)
Other, net	6,692	(442)	1,010
Net cash used	(50,537)	(54,331)	(46,319)

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(335,463)	(441,308)	(434,696)
Equity securities	—	(8)	(259)
Mortgage loans	(23,539)	(69,974)	(103,942)
Real estate	(2,454)	(2,733)	(36,994)
Policy loans	(3,531)	(7,116)	(8,754)
Other investments	(10,861)	(14,553)	(5,828)
Property and equipment	(916)	(535)	(628)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	265,130	343,993	308,361
Equity securities	—	2,000	3,000
Mortgage loans	62,799	74,111	109,546
Real estate	68,739	843	72,439
Policy loans	2,246	6,437	11,141
Other investments	8,299	3,639	8,599
Property and equipment	20	25	71
Net sales (purchases) of short-term investments	(33,071)	16,004	41,616
Proceeds from sale of subsidiary	—	—	28,468
Net cash used	(2,602)	(89,175)	(7,860)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2023	2022	2021
FINANCING ACTIVITIES
Policyholder account balances - deposits	$ 195,571	$ 207,231	$ 215,598
Policyholder account balances - receipts from funding agreement	—	70,000	30,000
Withdrawals from policyholder account balances	(203,536)	(172,117)	(192,709)
Change in deposit asset on reinsurance, net	81,524	45,799	—
Net transfers from separate accounts	2,678	7,841	7,320
Change in other deposits	(15,749)	(6,217)	2,644
Cash dividends to stockholders	(5,422)	(6,682)	(10,458)
Net cash provided	55,066	145,855	52,395

Increase (decrease) in cash	1,927	2,349	(1,784)
Cash at beginning of year	7,768	5,419	7,203
Cash at end of year	$ 9,695	$ 7,768	$ 5,419

Non-Cash Activity
In 2023, we had a non-cash investing transaction that consisted of a transfer of $4.7 million of land from real estate to real estate joint ventures.  We also had a non-cash investing transaction that consisted of a sale of real estate in exchange, in part, for a commercial mortgage loan of $38.5 million.
In 2022, we had a non-cash investing transaction that consisted of the receipt of a $0.6 million equity security and a $1.0 million fixed maturity security in exchange for a $1.6 million fixed maturity security as a result of the Chapter 11 Bankruptcy of the issuer of one of our fixed maturity securities.  The new equity and fixed maturity securities were recorded at fair value, which equaled the fair value of the fixed maturity security that was extinguished.
In 2022, we entered into a reinsurance arrangement in the form of a deposit-type contract that resulted in the non-cash transfer of $493.9 million of fixed maturity securities and $516.2 million of policyholder account balance liabilities to a certified domestic reinsurer.  See the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies for further information.
In 2022, we accrued $28.4 million in Other Liabilities in the Consolidated Balance Sheets related to a class action lawsuit.  See Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications for further information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  Ibexis Life & Annuity Insurance Company (formerly Sunset Life Insurance Company of America ) was an insurance subsidiary that was wholly-owned by the Company until it was sold on November 1, 2021 - see Business Changes section below.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications and revisions have been made to prior period results to conform with the current period’s presentation.
Current Economic Environment
Despite the waning influence of the pandemic, its echoes persist in the current economic landscape.  The labor market remains notably tight, supply chains struggle to fully recover, and a persistent work-from-home culture has led to underutilized office spaces.  Furthermore, ongoing international conflicts contribute to additional supply chain disruptions, affecting commodity prices and the cost of shipping goods.
In 2022, inflation surged, subsequently easing over the past 15 months but persisting above the Federal Reserve's 2% target.  The spike, driven by supply chain disruptions and labor shortages, saw year-over-year CPI (consumer price index) and Core PCE (personal consumption expenditures) peaking in 2022 at 9.1% and 5.4%, respectively.  In response, Global Central Banks increased rates and initiated quantitative tightening, with the Federal Reserve raising its benchmark overnight rate by 525 basis points (bps) from March 15, 2022 through December 31, 2023.  The bond market responded with the 10-year Treasury yield increasing 237 bps from 1.51% at December 31, 2021 to 3.88% at December 31, 2023.  The jump in rates has tightened credit markets, moderated growth, and increased the risk of a recession.  The investment environment has been both positively and negatively impacted.  While it has created a better environment for reinvestment into fixed income assets at higher yields, it has also resulted in a significant decline in the market value of existing fixed income assets.  Additionally, if the economy experiences a “hard landing” and enters a recession, risk of asset impairments, defaults, and delinquencies will increase.
Business Changes
There were no significant business changes during 2023.
On May 25, 2022, retroactive to April 1, 2022, we entered into a reinsurance arrangement whereby we reinsured a sizeable block of fixed annuity contracts to a certified domestic reinsurer.  This closed block of contracts reflected business issued prior to 2015 and consisted entirely of higher guaranteed interest rate products.  We have accounted for this transaction as a deposit-type contract.  For additional information on this reinsurance arrangement, please see Note 14 - Reinsurance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

In 2021, we sold 100% of the capital and surplus of Ibexis Life & Annuity Insurance Company to Bona Holdings, LLC for $29.5 million, resulting in a net gain of approximately $5.5 million.  In addition, we received $1.0 million for providing certain transition support services associated with this transaction.
Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.
Significant Accounting Policies
Investments
Valuation of Investments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least four primary sources of investment risk, including: credit, interest rate, liquidity, and inflation.
Fixed Maturity Securities
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL, to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The Company evaluates securities for credit loss when fair value is less than amortized cost, interest payments are missed, or the security is experiencing credit issues.  The assessment of whether credit losses have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 3 - Investments.
The Company adopted Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments effective January 1, 2023.  After adoption of this guidance, a credit loss is recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income for securities in an unrealized loss position when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered.  When either the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an allowance for credit losses with a corresponding charge recorded in net investment gains (losses).  However, the allowance for credit losses is limited by the amount that the fair value is less than the amortized cost.  If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors is recorded in Other Comprehensive Income (Loss) as an unrealized loss.  This guidance also allows for subsequent improvements to occur.  Accordingly, the recorded value of the security may be increased and the allowance for credit losses may be reduced as improvements occur and realized losses decline.
During the year ended December 31, 2022, prior to the adoption of ASU No. 2016-13 on January 1, 2023, the Company applied other-than-temporary impairment loss guidance for securities in an unrealized loss position.  An other-than-temporary impairment

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

was recognized in investment revenues within net investment gains (losses) when it was anticipated that the amortized cost would not be recovered.  When either the Company had the intent to sell the security, or it was more likely than not that the Company would be required to sell the security before recovery, the reduction of amortized cost and the other-than-temporary impairment loss recognized in earnings was the difference between the security’s amortized cost and estimated fair value.  If neither of these conditions existed, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected was recognized as a reduction of amortized cost and an other-than-temporary impairment loss in earnings.  If the estimated fair value was less than the present value of projected future cash flows expected to be collected, this portion of other-than-temporary impairment loss related to noncredit loss was recorded in Other Comprehensive Income (Loss) as an unrecognized loss.
Equity Securities
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains (losses) in the Consolidated Statements of Comprehensive Income.
Mortgage Loans
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, net of an allowance for credit losses.  The allowance for credit losses for mortgage loans is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Upon adoption of ASU No. 2016-13, credit losses on mortgage loans are recognized in Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.  For mortgage loan investments, we use the Weighted Average Remaining Maturity method, which utilizes an average annual charge-off rate applied to the mortgage loan's remaining maturity schedule.  In determining the Company’s expected credit loss, management applies significant judgment to estimate expected lifetime credit losses, including pooling mortgage loans that share similar risk characteristics and past events and current and forecasted economic conditions.  The expected credit loss is calculated based on inputs unique to the individual loan portfolio.  On an ongoing basis, mortgage loans with dissimilar risk characteristics are evaluated individually for credit loss, such as loans with significant declines in credit quality, collateral dependent mortgage loans (for example when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings.  The expected credit loss for mortgage loans evaluated individually are established using specific cash flow assessments.  For example, the expected credit loss for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling costs when foreclosure is probable.
Real Estate
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, land in the process of development, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy Loans
Policy loans are carried at their outstanding principal amount.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Other Investments
Other investments include hedge positions classified as derivatives, alternative investment funds, equity holdings, and mineral rights.
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in alternative investment funds in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including sales and calls of investment securities, sales of real estate and joint ventures, the change in fair value of equity securities and other investments, and the change in the allowance for credit losses.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides detail about the composition of future policy benefits at December 31.
	2023	2022
Life insurance	$ 1,127,544	$ 1,102,961
Immediate annuities and supplementary contracts with life contingencies	259,989	259,715
Accident and health insurance	28,222	26,248
Future policy benefits	$ 1,415,755	$ 1,388,924
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
The Company has collateralized advance funding agreements with the Federal Home Loan Bank of Des Moines (FHLB) for which the funds are used in an arbitrage program to enhance investment income.  Total obligations outstanding under these agreements were $100.0 million at both December 31, 2023 and December 31, 2022.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2023, 2022, and 2021.
The following table provides detail about the composition of policyholder account balances at December 31.
	2023	2022
Universal life insurance	$ 1,077,002	$ 1,081,982
Fixed annuities	965,610	1,041,914
Immediate annuities and supplementary contracts without life contingencies	56,026	56,407
Funding agreement	101,092	100,614
Policyholder account balances	$ 2,199,730	$ 2,280,917
Deferred Acquisition Costs
DAC, principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.  DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
The following table provides information about DAC at December 31.
	2023	2022
Balance at beginning of year	$ 327,544	$ 292,027
Capitalization of commissions and expenses	23,616	26,612
Gross amortization	(44,959)	(51,669)
Accrual of interest	10,600	11,076
Change in DAC due to the change in unrealized investment gains or (losses)	(8,064)	49,498
Balance at end of year	$ 308,737	$ 327,544
Effective January 1, 2022, Old American began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  In 2023, the Company capitalized $9.3 million of ceding commission and amortized $1.2 million associated with this reinsurance agreement, thereby reducing DAC capitalization and amortization.  In 2022, the Company capitalized $7.3 million of ceding commission and amortized $0.6 million associated with this reinsurance agreement.
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about VOBA at December 31.
	2023	2022
Balance at beginning of year	$ 18,460	$ 7,174
Gross amortization	(2,127)	(2,403)
Accrual of interest	513	611
Change in VOBA due to the change in unrealized investment gains or (losses)	(3,125)	13,078
Balance at end of year	$ 13,721	$ 18,460
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life portion and 5.25% on the traditional life portion, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $75.1 million at December 31, 2023 and $72.6 million at December 31, 2022.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key factors analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.  No refinements in estimates occurred in 2023, 2022, or 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables summarize the effects of the unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
2023
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ 179	$ 276	$ (436)	$ 19

2022
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ (1,744)	$ (26)	$ 953	$ (817)

2021
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
Unlocking	$ 380	$ (822)	$ 1,137	$ 695
The adjustments in 2023 resulted from the true-up of reinsurance and interest assumptions as long-term outlooks and assumptions remained unchanged.  The unlocking in 2022 and 2021 primarily resulted from interest rate fluctuations and the impact of management actions in the various interest rate environments.  In addition, we recorded a $0.2 million reserve increase in 2023, a $1.4 million reserve decrease in 2022, and a $0.7 million reserve decrease in 2021 related to the impacts of unlocking.
The impact to pre-tax income of all adjustments related to unlocking, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was a $0.1 million decrease in 2023, a $0.6 million increase in 2022, and a $1.4 million increase in 2021.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life in accordance with ASC No. 805 Business Combinations.  The goodwill balance was $42.3 million at both December 31, 2023 and December 31, 2022.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2023 or December 31, 2022.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $16.9 million at December 31, 2023 and $17.7 million at December 31, 2022 and is included in Other Assets in the Consolidated Balance Sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
Future Policy Benefits are recorded gross of reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for reinsurance.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
The Company's reinsurance recoverables are financial assets that are subject to the credit loss requirements of ASU No. 2016-13.  Our credit loss analysis includes historical loss information, historical credit rating data, and existing collateral arrangements to estimate expected credit losses over the life of the reinsurance recoverables.  Upon adoption of this guidance, credit losses on reinsurance recoverables are recognized in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.
We have three large reinsurance assumption arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  In addition, we completed a 100% assumption reinsurance transaction in 2020 with Ibexis Life & Annuity Insurance Company.  Under GAAP guidance, this transaction was realized at the conclusion of the close of the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021.
We reinsured a block of fixed annuity business to a certified domestic reinsurer, effective April 1, 2022.  We determined that this arrangement does not expose the reinsurer to a significant loss from insurance risk. Therefore, we have recognized the reinsurance arrangement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets and totaled $419.4 million at December 31, 2023 and $484.4 million

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

at December 31, 2022.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.
See Note 14 - Reinsurance for additional information pertaining to reinsurance.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2023	2022
Land	$ 766	$ 766
Home office complex	22,310	21,824
Furniture and equipment	33,070	36,797
	56,146	59,387
Accumulated depreciation	(42,864)	(45,378)
Property and equipment	$ 13,282	$ 14,009
Depreciation expense totaled $1.7 million during 2023, $2.9 million during 2022, and $3.7 million during 2021.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Certain policy fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized over the periods benefited.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.  Policyholder benefits include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2023 and December 31, 2022 and are not material to our consolidated financial statements.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2023
In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology used for loans and other financial instruments was replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates.  The measurement of expected credit losses is based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities are recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance is based on the probability of loss over the life of the instrument.  Our assets subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, agent receivables, and reinsurance recoverables.  Disclosures are required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  Effective January 1, 2023, we adopted this guidance related to fixed maturity securities available for sale, mortgage loans, agent receivables, and reinsurance recoverables using a modified retrospective approach.  The impact of this change in accounting principle was $0.6 million, net of tax, and was recorded as a charge to retained earnings in the first quarter of 2023, reflecting an initial allowance reduction for estimated credit losses of $1.1 million on mortgage loans and a reserve increase of $1.8 million on reinsurance recoverables.  For additional information on the adoption of this guidance, please see Note 3 - Investments, Note 5 - Financing Receivables, and Note 14 - Reinsurance.  Certain disclosures required by ASU 2016-13 are not included in the consolidated financial statements as the impact of this standard was not material.
Accounting Pronouncements Issued, Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It improves the effectiveness of the required disclosures.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  Accordingly, our required adoption date for this guidance is January 1, 2025.  We are currently gathering data and reviewing our valuation modeling and assessing our internal

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

controls in order to implement this guidance.  Further, we are also reviewing our financial reporting and related disclosures that will be presented at adoption.
In November 2023, the FASB issued ASU No. 2023-07 Improvements to Reportable Segment Disclosures.  This update requires enhanced disclosures about significant segment expenses.  Public entities are required to disclose significant segment expenses and other segment items by reportable segment that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss.  This update also requires additional disclosure requirements, including interim disclosures.  This guidance is effective for annual periods beginning on January 1, 2024 for calendar-year-end public entities, and interim periods within fiscal years beginning on January 1, 2025.  We are currently evaluating this guidance.
In December 2023, the FASB issued ASU No. 2023-09 Improvements to Income Tax Disclosures.  This update requires public business entities to disclose specific categories in the rate reconciliation and provide information for reconciling items that meet a quantitative threshold on an annual basis.  The amendments in this update also require entities to disclose information regarding income taxes paid on an annual basis.  Furthermore, this update requires additional disclosures and eliminates specific previously-required disclosures.  This guidance is effective for annual periods beginning on January 1, 2025 for calendar-year-end public business entities.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2023.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$ 103,181	$ 57	$ 6,092	$ 97,146
Federal agency issued residential mortgage-backed securities [1]	53,337	116	4,760	48,693
Subtotal	156,518	173	10,852	145,839
Corporate obligations:
Industrial	350,341	4,219	29,754	324,806
Energy	79,624	1,590	2,069	79,145
Communications and technology	186,881	2,348	14,507	174,722
Financial	425,726	3,184	41,805	387,105
Consumer	462,690	2,846	44,955	420,581
Public utilities	339,962	4,518	35,199	309,281
Subtotal	1,845,224	18,705	168,289	1,695,640
Municipal securities	278,044	4,128	19,333	262,839
Asset-backed securities and collateralized loan obligations	252,615	680	7,970	245,325
Redeemable preferred stocks	3,000	—	600	2,400
Total	$ 2,535,401	$ 23,686	$ 207,044	$ 2,352,043

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2022.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$ 108,928	$ 58	$ 6,147	$ 102,839
Federal agency issued residential mortgage-backed securities [1]	61,753	113	5,373	56,493
Subtotal	170,681	171	11,520	159,332
Corporate obligations:
Industrial	340,954	1,116	41,768	300,302
Energy	77,317	905	3,056	75,166
Communications and technology	179,731	1,143	21,158	159,716
Financial	400,705	891	51,941	349,655
Consumer	490,378	416	62,472	428,322
Public utilities	314,428	1,079	43,260	272,247
Subtotal	1,803,513	5,550	223,655	1,585,408
Municipal securities	275,726	2,529	28,429	249,826
Asset-backed securities and collateralized loan obligations	219,523	36	14,532	205,027
Redeemable preferred stocks	6,000	—	774	5,226
Total	$ 2,475,443	$ 8,286	$ 278,910	$ 2,204,819

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2023 with the percent of total fair value identified.
	Amortized Cost	Fair Value	% of Total
AAA	$ 227,349	$ 220,332	9%
AA	550,697	514,114	22%
A	808,291	736,569	31%
BBB	921,748	855,468	37%
Total investment grade	2,508,085	2,326,483	99%
BB	20,930	19,569	1%
B and below	6,386	5,991	— %
Total below investment grade	27,316	25,560	1%
Total	$ 2,535,401	$ 2,352,043	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2022 with the percent of total fair value identified.
	Amortized Cost	Fair Value	% of Total
AAA	$ 208,729	$ 194,405	9%
AA	546,851	496,436	22%
A	802,345	698,467	32%
BBB	896,722	797,573	36%
Total investment grade	2,454,647	2,186,881	99%
BB	14,643	13,386	1%
B and below	6,153	4,552	— %
Total below investment grade	20,796	17,938	1%
Total	$ 2,475,443	$ 2,204,819	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2023		December 31, 2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$ 80,994	$ 80,073	$ 90,979	$ 90,357
Due after one year through five years	440,612	428,065	484,320	465,698
Due after five years through ten years	763,348	710,972	734,071	653,998
Due after ten years	1,134,814	1,027,362	1,036,509	875,295
Securities with variable principal payments	112,633	103,171	123,564	114,245
Redeemable preferred stocks	3,000	2,400	6,000	5,226
Total	$ 2,535,401	$ 2,352,043	$ 2,475,443	$ 2,204,819

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether impairments are credit-related.  Securities with identified credit impairment are further evaluated to determine whether a full recovery is expected.  If a full recovery is expected, no allowance for credit losses is recorded.  If a full recovery is not expected, an allowance for credit losses equal to the identified credit impairment is recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in performing the credit loss evaluation of a security.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent to which the fair value is less than amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines or negative changes in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell the security and whether it is more likely than not that we will be required to sell the security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
There are a number of significant risks and uncertainties inherent in the process of monitoring credit losses.  These include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the credit losses prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for credit loss, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to retain a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.
To the extent we determine a credit loss exists for a fixed maturity security, the portion of the impairment that is deemed to be credit-related is charged to earnings in the Consolidated Statements of Comprehensive Income.  The portion of such impairment that is determined to be non-credit related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
After the adoption of ASU No. 2016-13 on January 1, 2023, the Company reassesses current expected credit losses quarterly.  Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the allowance which are recognized in earnings and reported within investment revenues.  However, the previously recorded allowance is not reduced to an amount below zero. When the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any allowance is written off and the amortized cost is written down to estimated fair value through a charge to realized investment gains or losses, which becomes the new amortized cost of the security.
Methodologies used during the year ended December 31, 2022 to evaluate the recoverability of a security in an unrealized loss position using other-than-temporary impairment guidance were similar to those used after the adoption of credit loss guidance on January 1, 2023, except for consideration of the length of time estimated fair value had been below amortized cost was also considered for securities.  In addition, measurement methodologies were similar, except a fair value floor was not utilized to limit the credit loss recognized in earnings; an allowance for credit losses was not utilized; and subsequent to a credit loss being recognized, increases in expected cash flows from the security did not result in an immediate increase in valuation recognized in earnings through investment revenues from a reduction of the allowance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2023.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$ —	$ —	$ 94,944	$ 6,092	$ 94,944	$ 6,092
Federal agency issued residential mortgage-backed securities [1]	99	1	43,177	4,759	43,276	4,760
Subtotal	99	1	138,121	10,851	138,220	10,852
Corporate obligations:
Industrial	2,411	70	229,706	29,684	232,117	29,754
Energy	5,654	329	37,412	1,740	43,066	2,069
Communications and technology	8,682	401	107,975	14,106	116,657	14,507
Financial	12,781	1,148	290,237	40,657	303,018	41,805
Consumer	5,277	383	340,396	44,572	345,673	44,955
Public utilities	5,852	117	221,310	35,082	227,162	35,199
Subtotal	40,657	2,448	1,227,036	165,841	1,267,693	168,289
Municipal securities	7,028	189	180,564	19,144	187,592	19,333
Asset-backed securities and collateralized loan obligations	1,896	16	149,413	7,954	151,309	7,970
Redeemable preferred stocks	—	—	2,400	600	2,400	600
Total	$ 49,680	$ 2,654	$ 1,697,534	$ 204,390	$ 1,747,214	$ 207,044

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2022.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$ 96,610	$ 5,625	$ 4,428	$ 522	$ 101,038	$ 6,147
Federal agency issued residential mortgage-backed securities [1]	48,576	4,594	2,079	779	50,655	5,373
Subtotal	145,186	10,219	6,507	1,301	151,693	11,520
Corporate obligations:
Industrial	223,458	28,273	46,186	13,495	269,644	41,768
Energy	49,781	3,056	—	—	49,781	3,056
Communications and technology	111,704	13,322	22,710	7,836	134,414	21,158
Financial	265,816	35,260	52,654	16,681	318,470	51,941
Consumer	346,834	39,723	67,996	22,749	414,830	62,472
Public utilities	206,984	29,528	34,933	13,732	241,917	43,260
Subtotal	1,204,577	149,162	224,479	74,493	1,429,056	223,655
Municipal securities	173,299	23,719	13,582	4,710	186,881	28,429
Asset-backed securities and collateralized loan obligations	157,759	10,426	41,520	4,106	199,279	14,532
Redeemable preferred stocks	5,226	774	—	—	5,226	774
Total	$ 1,686,047	$ 194,300	$ 286,088	$ 84,610	$ 1,972,135	$ 278,910

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2023	2022
Below cost for less than one year	36	1,120
Below cost for one year or more and less than three years	1,105	201
Below cost for three years or more	30	3
Total	1,171	1,324
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2023 and December 31, 2022 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2023.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$ 1,067,807	$ 1,022,458	$ 45,349
Unrealized losses of 20% or less and greater than 10%	606,600	516,588	90,012
Subtotal	1,674,407	1,539,046	135,361
Unrealized losses greater than 20%:
Investment grade	278,851	207,402	71,449
Below investment grade	1,000	766	234
Total	$ 1,954,258	$ 1,747,214	$ 207,044
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2022.  We had no securities owned with realized impairment at December 31, 2022.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Unrealized losses of 10% or less	$ 1,129,645	$ 1,073,851	$ 55,794
Unrealized losses of 20% or less and greater than 10%	619,416	528,146	91,270
Subtotal	1,749,061	1,601,997	147,064
Unrealized losses greater than 20%:
Investment grade	498,145	367,483	130,662
Below investment grade	3,839	2,655	1,184
Total securities owned without realized impairment	$ 2,251,045	$ 1,972,135	$ 278,910
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2023.  Fair value has been adjusted to include any allowance for credit losses.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$ 122,309	7%	$ 9,604	4%
AA	407,723	24%	40,935	20%
A	578,589	33%	78,920	38%
BBB	614,737	35%	75,815	37%
Total investment grade	1,723,358	99%	205,274	99%
BB	17,865	1%	1,375	1%
B and below	5,991	— %	395	— %
Total below investment grade	23,856	1%	1,770	1%
	$ 1,747,214	100%	$ 207,044	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2022.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$ 169,198	9%	$ 15,382	5%
AA	433,563	22%	52,351	19%
A	634,047	32%	106,442	38%
BBB	717,389	36%	101,877	37%
Total investment grade	1,954,197	99%	276,052	99%
BB	13,386	1%	1,257	— %
B and below	4,552	— %	1,601	1%
Total below investment grade	17,938	1%	2,858	1%
	$ 1,972,135	100%	$ 278,910	100%
We held no non-income producing securities at December 31, 2023 or December 31, 2022.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2023 or December 31, 2022.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
2023
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$ 243,564	$ 250,561	$ (6,997)
Below investment grade	1,761	2,054	(293)
Total structured securities	$ 245,325	$ 252,615	$ (7,290)

2022
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$ 203,151	$ 217,307	$ (14,156)
Below investment grade	1,876	2,216	(340)
Total structured securities	$ 205,027	$ 219,523	$ (14,496)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a rollforward of the allowance for credit losses for fixed maturity securities, after the adoption of ASU No. 2016-13, for the year ended December 31.
2023
Beginning of year	$ —
Provision for adoption of ASU No. 2016-13	—
Additions for credit losses not previously recorded	540
Additions (reductions) for credit losses recorded in a previous period	(540)
End of year	$ —
The following table provides a reconciliation of credit losses recognized in earnings for fixed maturity securities, prior to the adoption of ASU No. 2016-13, for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
	2022	2021
Credit losses on securities held at the beginning of year	$ 3,996	$ 3,884
Additional credit losses on securities for which an other-than- temporary impairment was recognized	34	482
Reductions for securities sold	(4,030)	(370)
Credit losses on securities held at the end of year	$ —	$ 3,996
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2023	2022	2021
Net unrealized gains (losses)	$ (183,358)	$ (270,624)	$ 193,320
Amounts resulting from:
DAC, VOBA, and DRL	16,075	23,740	(15,924)
Policyholder liabilities	—	—	(33,877)
Deferred income taxes	35,131	51,847	(30,139)
Total	$ (132,152)	$ (195,037)	$ 113,380

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2023	2022	2021
Gross investment income from invested assets:
Fixed maturity securities	$ 104,785	$ 97,173	$ 103,697
Equity securities	70	231	433
Mortgage loans	23,612	24,959	28,661
Real estate	20,384	17,426	21,202
Policy loans	5,473	5,554	5,625
Short-term investments	2,042	620	9
Other	1,241	1,959	220
Total	157,607	147,922	159,847
Less investment expenses	(16,427)	(15,855)	(17,379)
Net investment income - invested assets	141,180	132,067	142,468
Net investment income - deposit-type reinsurance [1]	16,461	21,812	—
Net investment income	$ 157,641	$ 153,879	$ 142,468

[1] Includes investment income from the deposit-type reinsurance transaction. See Note 14 - Reinsurance.

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2023	2022	2021
Fixed maturity securities	$ (6,308)	$ (10,591)	$ 4,216
Equity securities	(414)	(332)	(232)
Mortgage loans	112	39	62
Real estate	63,837	656	16,597
Other investments	4,826	(6,415)	4,774
Net investment gains (losses)	$ 62,053	$ (16,643)	$ 25,417

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides detail concerning investment gains and losses for the year ended December 31.
2023
Gross gains resulting from:
Sales of investment securities	$ 82
Investment securities called and other	259
Sales of real estate and joint ventures	63,926
Total gross gains	64,267
Gross losses resulting from:
Sales of investment securities	(6,337)
Investment securities called and other	(312)
Sales of real estate and joint ventures	(89)
Total gross losses	(6,738)
Change in allowance for credit losses:
Mortgage loans	112
Total change in allowance for credit losses	112
Change in fair value:
Equity securities	(414)
Other investments	4,826
Total change in fair value	4,412
Net investment gains	$ 62,053

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides detail concerning investment gains and losses for the years ended December 31.
	2022	2021
Gross gains resulting from:
Sales of investment securities	$ 2,689	$ 631
Investment securities called and other	1,233	4,510
Sale of real estate and joint ventures	656	16,647
Total gross gains	4,578	21,788
Gross losses resulting from:
Sales of investment securities	(14,455)	(118)
Investment securities called and other	(24)	(325)
Sale of real estate and joint ventures	—	(50)
Total gross losses	(14,479)	(493)
Change in allowance for loan losses	39	62
Change in fair value:
Equity securities	(332)	(232)
Other investments	(6,415)	4,774
Total change in fair value	(6,747)	4,542
Net realized investment gains (losses), excluding other-than-temporary impairment losses	(16,609)	25,899
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	—	(467)
Portion of loss recognized in other comprehensive income (loss)	(34)	(15)
Net other-than-temporary impairment losses recognized in earnings	(34)	(482)
Net investment gains (losses)	$ (16,643)	$ 25,417

Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2023	2022	2021
Proceeds	$ 124,350	$ 635,322	$ 42,779
The proceeds in 2023 primarily resulted from portfolio repositioning during the year.  The proceeds in 2022 largely resulted from the deposit-type reinsurance agreement.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Mortgage Loans
Investments in mortgage loans totaled $592.3 million at December 31, 2023, compared to $591.9 million at December 31, 2022.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for credit losses.  We believe this allowance is at a level adequate to absorb estimated credit losses.  This allowance was $1.6 million at December 31, 2023 and $2.8 million at December 31, 2022.  The decrease in the allowance during 2023 was primarily due to factors considered under the adoption of ASU No. 2016-13 at January 1, 2023.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
Commercial mortgage loans represented 18% of our total investments at December 31, 2023, down slightly from 19% at December 31, 2022.  New commercial loans, including refinanced loans, totaled $73.8 million during 2023 and $88.2 million during 2022.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $2.1 million at December 31, 2023 and $2.0 million at December 31, 2022.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 13 new loans to the portfolio during 2023, and 92% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 47% at December 31, 2023 and 45% at December 31, 2022.  This ratio is based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  We have certain mortgage loans that have an unamortized premium, totaling less than $0.1 million at both December 31, 2023 and December 31, 2022.
The following table identifies the gross mortgage loan principal outstanding and allowance for credit losses, after the adoption of ASU No. 2016-13, at December 31.
2023
Principal outstanding	$ 593,909
Allowance for credit losses	(1,581)
Carrying value	$ 592,328
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses, prior to the adoption of ASU No. 2016-13, at December 31.
2022
Principal outstanding	$ 594,681
Allowance for loan losses	(2,753)
Carrying value	$ 591,928

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2023	% of Total	2022	% of Total
Prior to 2015	$ 32,040	5%	$ 41,024	7%
2015	39,694	7%	46,149	8%
2016	51,553	9%	81,238	14%
2017	51,451	9%	58,073	10%
2018	42,620	7%	44,190	7%
2019	24,056	4%	25,079	4%
2020	93,783	16%	104,279	18%
2021	100,365	17%	107,620	18%
2022	84,759	14%	87,029	14%
2023	73,588	12%	—	— %
Principal outstanding	$ 593,909	100%	$ 594,681	100%
The following table identifies mortgage loans by geographic location at December 31.
	2023	% of Total	2022	% of Total
Pacific	$ 152,017	25%	$ 122,504	20%
East north central	109,982	18%	108,561	18%
West south central	75,722	13%	77,461	13%
Mountain	68,184	11%	65,903	11%
West north central	62,999	11%	64,088	11%
South Atlantic	56,931	10%	69,340	12%
Middle Atlantic	34,978	6%	46,098	8%
East south central	22,800	4%	29,985	5%
New England	10,296	2%	10,741	2%
Principal outstanding	$ 593,909	100%	$ 594,681	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2023	% of Total	2022	% of Total
Texas	$ 75,722	14%	$ 77,226	13%
California	72,870	12%	77,683	13%
Oregon	60,745	10%	23,269	4%
Ohio	56,021	9%	54,718	9%
Minnesota	38,364	6%	37,860	6%
Florida	32,428	5%	34,738	6%
Arizona	30,253	5%	28,242	5%
All others	227,506	39%	260,945	44%
Principal outstanding	$ 593,909	100%	$ 594,681	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies mortgage loans by property type at December 31.
	2023	% of Total	2022	% of Total
Industrial	$ 428,201	72%	$ 412,550	69%
Office	96,085	16%	107,371	18%
Retail	28,975	5%	32,586	5%
Other [1]	40,648	7%	42,174	8%
Principal outstanding	$ 593,909	100%	$ 594,681	100%
1  The Other category consists principally of medical properties and apartments.
The following table identifies mortgage loans by maturity at December 31.
	2023	% of Total	2022	% of Total
Due in one year or less	$ 31,886	5%	$ 34,463	6%
Due after one year through five years	158,755	27%	141,146	24%
Due after five years through ten years	339,870	57%	327,446	55%
Due after ten years	63,398	11%	91,626	15%
Principal outstanding	$ 593,909	100%	$ 594,681	100%
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2023	% of Total	2022	% of Total
70% or greater	$ 28,846	5%	$ 36,378	6%
50% to 69%	311,585	52%	339,667	57%
Less than 50%	253,478	43%	218,636	37%
Principal outstanding	$ 593,909	100%	$ 594,681	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced five loans with a total outstanding balance of $11.8 million during the year ended December 31, 2023.  We refinanced six loans with a total outstanding balance of $18.3 million during the year ended December 31, 2022.  None of these refinancings were the result of troubled debt restructuring.  At December 31, 2023 and

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

December 31, 2022, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2023	2022
Land	$ 43,015	$ 56,075
Buildings	87,196	133,816
Less accumulated depreciation	(40,863)	(51,713)
Real estate, commercial	89,348	138,178
Real estate, joint ventures	8,694	3,471
Total	$ 98,042	$ 141,649
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  In 2023, we closed three separate real estate sales, in which we sold real estate with a combined book value of $43.1 million for a total of $107.0 million and recognized a net pretax gain of $63.9 million.  We had real estate sales of $0.8 million during 2022 and $51.0 million during 2021.  In 2021, we completed the acquisition of 100% membership interests of certain land and buildings in three separate limited liability companies in Urbandale, Iowa for $36.0 million.  This acquisition terminated an arrangement previously identified as a real estate joint venture.
We had $8.7 million in real estate joint ventures at December 31, 2023, compared with $3.5 million at December 31, 2022.  In 2023, we contributed land with a fair value and book value of $4.7 million to a real estate joint venture.
We periodically review our real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2023 or 2022.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $32.6 million at December 31, 2023, compared to $35.7 million at December 31, 2022.  We had one non-income producing real estate joint venture at December 31, 2023, which had a carrying value of $5.5 million. There were no non-income producing real estate joint ventures at December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.  The fair value of investments in certain fixed maturity funds classified as Level 3 investments are calculated through internal matrices using current market conditions for similar securities.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair value of deposits with no stated maturity is estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as Level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, because it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
We utilized an external third-party pricing service at both December 31, 2023 and December 31, 2022 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2023, approximately 78% of the carrying value of these investments was from an external pricing service, 22% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2022, approximately 83% of the carrying value of these investments was from an external pricing service, 17% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from the external pricing service for reasonableness and unusual fluctuations, but we generally accept the price identified.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Reserving Table.  The source for risk-free rates was changed in the third quarter of 2022, to use the Treasury (CMT) rate curve instead of the London Interbank Offered Rate (LIBOR) Swap curve.  This change was made due to the upcoming change in publication and anticipated cessation of LIBOR rates.  The change in rates did not result in a material impact to the consolidated financial statements for the years ended December 31, 2023 or December 31, 2022.
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2023
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$ 9,108	$ 88,038	$ —	$ 97,146
Federal agency issued residential mortgage-backed securities [1]	—	48,693	—	48,693
Subtotal	9,108	136,731	—	145,839
Corporate obligations:
Industrial	—	324,806	—	324,806
Energy	—	79,145	—	79,145
Communications and technology	—	174,722	—	174,722
Financial	—	387,105	—	387,105
Consumer	—	420,581	—	420,581
Public utilities	—	309,281	—	309,281
Subtotal	—	1,695,640	—	1,695,640
Municipal securities	—	262,839	—	262,839
Asset-backed securities and collateralized loan obligations	—	235,325	10,000	245,325
Redeemable preferred stocks	—	2,400	—	2,400
Fixed maturity securities	9,108	2,332,935	10,000	2,352,043
Equity securities	146	446	253	845
Short-term investments	91,569	—	—	91,569
Other investments	—	9,009	308	9,317
Separate account assets	—	395,946	—	395,946
Total	$ 100,823	$ 2,738,336	$ 10,561	$ 2,849,720

Percent of total	4%	96%	— %	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$ —	$ —	$ 7,634	$ 7,634
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,992)	(2,992)
Separate account liabilities	—	395,946	—	395,946
Total	$ —	$ 395,946	$ 4,642	$ 400,588

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2022
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$ 8,837	$ 94,002	$ —	$ 102,839
Federal agency issued residential mortgage-backed securities [1]	—	56,493	—	56,493
Subtotal	8,837	150,495	—	159,332
Corporate obligations:
Industrial	—	300,302	—	300,302
Energy	—	75,166	—	75,166
Communications and technology	—	159,716	—	159,716
Financial	—	349,655	—	349,655
Consumer	—	428,322	—	428,322
Public utilities	—	272,247	—	272,247
Subtotal	—	1,585,408	—	1,585,408
Municipal securities	—	249,826	—	249,826
Asset-backed securities and collateralized loan obligations	—	205,027	—	205,027
Redeemable preferred stocks	—	5,226	—	5,226
Fixed maturity securities	8,837	2,195,982	—	2,204,819
Equity securities	425	1,151	342	1,918
Short-term investments	58,497	—	—	58,497
Other investments	—	2,960	436	3,396
Separate account assets	—	381,581	—	381,581
Total	$ 67,759	$ 2,581,674	$ 778	$ 2,650,211

Percent of total	3%	97%	— %	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$ —	$ —	$ 2,802	$ 2,802
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,849)	(2,849)
Separate account liabilities	—	381,581	—	381,581
Total	$ —	$ 381,581	$ (47)	$ 381,534

[1] Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2023
	Assets	Liabilities
	Fixed Maturity Securities, Equity Securities, and Other Investments	Indexed Universal Life	GMWB
Beginning balance	$ 778	$ 2,802	$ (2,849)
Included in earnings	(217)	4,832	178
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	10,000	—	—
Issuances	—	—	46
Sales	—	—	—
Other dispositions	—	—	(367)
Transfers out of Level 3	—	—	—
Ending balance	$ 10,561	$ 7,634	$ (2,992)

	2022
	Assets	Liabilities
	Equity Securities and Other Investments	Indexed Universal Life	GMWB
Beginning balance	$ —	$ 6,264	$ (149)
Included in earnings	212	(3,462)	(2,872)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	566	—	—
Issuances	—	—	308
Sales	—	—	—
Other dispositions	—	—	(136)
Transfers out of Level 3	—	—	—
Ending balance	$ 778	$ 2,802	$ (2,849)
We did not have any transfers between any levels during the years ended December 31, 2023 or December 31, 2022.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2023.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (2,992)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.47%-1.05%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2022.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$ (2,849)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.33%-1.40%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2023	2022
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$ —	$ (0.1)
A 10% decrease in the lapse assumption	(0.1)	—
A 10% increase in the benefit utilization	0.3	0.4
A 10 basis point increase in the credit spreads used for non-performance	(0.1)	(0.2)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2023
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$ —	$ —	$ 551,387	$ 551,387	$ 592,328
Policy loans	—	—	84,025	84,025	84,025
Other investments	—	6,671	—	6,671	6,671

Liabilities:
Individual and group annuities	—	—	1,050,117	1,050,117	1,066,702
Supplementary contracts and annuities without life contingencies	—	—	52,117	52,117	56,026
Policyholder account balances:
Funding agreement	—	101,092	—	101,092	101,092

	2022
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$ —	$ —	$ 538,275	$ 538,275	$ 591,928
Policy loans	—	—	82,739	82,739	82,739
Other investments	—	9,044	—	9,044	9,044

Liabilities:
Individual and group annuities	—	—	1,125,759	1,125,759	1,142,528
Supplementary contracts and annuities without life contingencies	—	—	52,242	52,242	56,407
Policyholder account balances:
Funding agreement	—	100,614	—	100,614	100,614

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2023	2022
Agent receivables, net (allowance: 2023 - $192; 2022 - $198)	$ 1,662	$ 1,635
Investment-related financing receivables:
Mortgage loans, net (allowance: 2023 - $1,581; 2022 - $2,753)	592,328	591,928
Total financing receivables	$ 593,990	$ 593,563
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2023			2022
	Gross Receivables	Allowance for Credit Losses	Net Receivables	Gross Receivables	Allowance for Doubtful Accounts	Net Receivables
Agent specific loans	$ 491	$ 144	$ 347	$ 543	$ 150	$ 393
Other agent receivables	1,363	48	1,315	1,290	48	1,242
Total	$ 1,854	$ 192	$ 1,662	$ 1,833	$ 198	$ 1,635
The following table provides a rollforward of the allowance for credit losses for agent receivables at December 31.  Upon the adoption of ASU No. 2016-13 on January 1, 2023, we changed from an allowance for doubtful accounts to an allowance for credit losses.  We determined that no adjustments needed to be made to our allowance upon adoption of this guidance.
2023
Beginning of year	$ 198
Provision for adoption of ASU No. 2016-13	—
Additions for credit losses not previously recorded	—
Additions (reductions) for credit losses recorded in a previous period	(6)
End of year	$ 192
The following table details the activity within the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
2022
Beginning of year	$ 912
Additions	261
Deductions	(975)
End of year	$ 198
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for credit losses.  Mortgage loan interest income is

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2023	2022
Mortgage loans collectively evaluated for impairment	$ 593,909	$ 560,612
Mortgage loans individually evaluated for impairment	—	34,069
Allowance for credit/loan losses	(1,581)	(2,753)
Carrying value	$ 592,328	$ 591,928
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due at December 31, 2023 or December 31, 2022.
We had no troubled debt restructurings during 2023 or 2022.
Effective January 1, 2023, the Company adopted ASU No. 2016-13, which revised the credit loss recognition criteria for mortgage loans by replacing the existing incurred loss recognition model with the current expected credit loss model.  The objective of the current expected credit loss model is for the reporting entity to recognize its estimate of current expected credit losses for affected financial assets in an allowance for credit losses that is deducted from the amortized cost basis of the related financial assets.  This results in presenting the net carrying value of the financial assets at the amount expected to be collected.
The following table provides a rollforward of the allowance for credit losses for mortgage loans, after the adoption of ASU No. 2016-13, at December 31.
2023
Beginning of year	$ 2,753
Provision for adoption of ASU No. 2016-13	(1,060)
Additions for credit losses not previously recorded	206
Additions (reductions) for credit losses recorded in a previous period	(318)
End of year	$ 1,581

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the activity within the allowance for mortgage loan losses, prior to the adoption of ASU No. 2016-13 at December 31.  The provision reflected new loans and maturities and the deductions reflected payments on loans and recoveries received.
2022
Beginning of year	$ 2,792
Provision	387
Deductions	(426)
End of year	$ 2,753
The allowance for credit losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for credit losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for credit losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for credit losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain alternative investment funds.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of affordable housing VIE investments in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our affordable housing VIE investments that generate tax credits and related amortization for the years ended December 31.
	2023	2022	2021
Federal income tax credits realized	$ —	$ 405	$ 920
Amortization	125	193	672
Our investments in other real estate VIEs and alternative investment fund VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2023, December 31, 2022, or December 31, 2021.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2023 and December 31, 2022.  The table includes investments in two real estate joint ventures, five affordable housing real estate joint ventures, and five alternative investment funds at December 31, 2023.  The table includes investments in one real estate joint venture, six affordable housing real estate joint ventures, and three alternative investment funds at December 31, 2022.
	2023		2022
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$ 7,213	$ 14,771	$ 1,680	$ 1,680
Affordable housing real estate joint ventures	1,481	6,243	1,791	8,794
Alternative investment funds	24,824	68,304	18,166	47,739
Total	$ 33,518	$ 89,318	$ 21,637	$ 58,213
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and alternative investment funds is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2023 and December 31, 2022, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2023 and December 31, 2022, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  At December 31, 2023, we had unfunded commitments of $43.5 million for additional alternative investment funds.  At December 31, 2022, we had unfunded commitments of $29.6 million for additional alternative investment funds.
The maximum exposure to loss on affordable housing joint ventures included $4.8 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2023, compared to $7.0 million at December 31, 2022.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $395.9 million at December 31, 2023 and $381.6 million at December 31, 2022.  Variable universal life and variable annuity assets comprised 34% and 66% of total separate account assets in 2023, compared to 32% and 68% of the total in 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2023	2022
Balance at beginning of year	$ 381,581	$ 504,976
Deposits on variable policyholder contracts	15,672	21,185
Transfers to general account	(1,921)	(5,096)
Investment performance	63,093	(89,271)
Policyholder benefits and withdrawals	(50,759)	(37,925)
Contract charges	(11,720)	(12,288)
Balance at end of year	$ 395,946	$ 381,581
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $86.4 million at December 31, 2023.  The fair value of the separate accounts with the GMWB rider was $92.8 million at December 31, 2022.  The GMWB guarantee liability was $(3.0) million at December 31, 2023 and $(2.8) million at December 31, 2022.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $395.9 million at December 31, 2023 and $381.6 million at December 31, 2022, and corresponding Separate Account Liabilities of equal amounts.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.1 million at December 31, 2023 and $0.5 million at December 31, 2022.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $347.6 million at December 31, 2023 and $317.9 million at December 31, 2022.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $34.4 million at December 31, 2023 and $37.0 million at December 31, 2022 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2023 and December 31, 2022.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Separate account balances for variable annuity contracts were $259.9 million at December 31, 2023 and $258.1 million at December 31, 2022.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2023 and $0.2 million at December 31, 2022.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2023 and 2022 is provided below.
	2023			2022
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$ 198,319	$ 613	64.5	$ 199,394	$ 3,674	63.9
Return of the greater of the highest anniversary contract value or net deposits	8,405	328	73.7	8,095	1,520	71.7
Return of the greater of every fifth year highest anniversary contract value or net deposits	4,295	13	69.8	4,934	97	68.5
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	48,926	4,584	66.4	45,676	12,125	65.7
Total	$ 259,945	$ 5,538	65.3	$ 258,099	$ 17,416	64.6
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2023	2022
Money market	$ 1,454	$ 2,036
Fixed income	11,182	11,490
Balanced	69,086	69,906
International equity	15,650	16,119
Intermediate equity	134,317	132,830
Aggressive equity	28,256	25,718
Total	$ 259,945	$ 258,099

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$ 560	$ 27,777	$ 2,199	$ 30,536
Less reinsurance recoverable	(399)	(20,006)	(2,169)	(22,574)
Net liability at beginning of year	161	7,771	30	7,962
Incurred benefits related to:
Current year	16	28,782	32	28,830
Prior years [1]	(10)	1,216	(24)	1,182
Total incurred benefits	6	29,998	8	30,012
Paid benefits related to:
Current year	1	23,366	2	23,369
Prior years	(2)	5,369	6	5,373
Total paid benefits	(1)	28,735	8	28,742
Net liability at end of year	168	9,034	30	9,232
Reinsurance recoverable	394	22,673	1,899	24,966
Gross liability at end of year	$ 562	$ 31,707	$ 1,929	$ 34,198

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$ 669	$ 30,670	$ 2,293	$ 33,632
Less reinsurance recoverable	(353)	(21,991)	(2,263)	(24,607)
Net liability at beginning of year	316	8,679	30	9,025
Incurred benefits related to:
Current year	18	27,792	34	27,844
Prior years [1]	(99)	(805)	(20)	(924)
Total incurred benefits	(81)	26,987	14	26,920
Paid benefits related to:
Current year	3	23,125	4	23,132
Prior years	71	4,770	10	4,851
Total paid benefits	74	27,895	14	27,983
Net liability at end of year	161	7,771	30	7,962
Reinsurance recoverable	399	20,006	2,169	22,574
Gross liability at end of year	$ 560	$ 27,777	$ 2,199	$ 30,536

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2021
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$ 606	$ 31,572	$ 2,595	$ 34,773
Less reinsurance recoverable	(412)	(23,565)	(2,565)	(26,542)
Net liability at beginning of year	194	8,007	30	8,231
Incurred benefits related to:
Current year	240	27,851	31	28,122
Prior years [1]	(1)	(817)	(25)	(843)
Total incurred benefits	239	27,034	6	27,279
Paid benefits related to:
Current year	46	22,437	1	22,484
Prior years	71	3,925	5	4,001
Total paid benefits	117	26,362	6	26,485
Net liability at end of year	316	8,679	30	9,025
Reinsurance recoverable	353	21,991	2,263	24,607
Gross liability at end of year	$ 669	$ 30,670	$ 2,293	$ 33,632

[1] The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2023	2022	2021
Individual Insurance Segment:
Individual accident and health	$ 562	$ 560	$ 669
Individual life	36,385	32,966	42,915
Deferred annuity	4,079	2,936	4,306
Subtotal	41,026	36,462	47,890

Group Insurance Segment:
Group accident and health	31,707	27,777	30,670
Group life	2,475	3,453	3,978
Subtotal	34,182	31,230	34,648

Old American Segment:
Individual accident and health	1,929	2,199	2,293
Individual life	8,364	10,141	11,050
Subtotal	10,293	12,340	13,343
Total	$ 85,501	$ 80,032	$ 95,881
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.7 million at December 31, 2023 and $0.6 million at December 31, 2022.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies,

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2023 was $5.3 million, consisting of an undiscounted amount of $7.5 million and an aggregated discount amount deducted of $2.2 million.  Discount rates ranged from 2.60% to 7.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2023.  The information about incurred claims development for the years ended December 31, 2014 to December 31, 2022 is presented as unaudited supplementary information.
	For the Years Ended December 31,										Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
2014	$ 868	$ 955	$ 799	$ 768	$ 770	$ 728	$ 735	$ 729	$ 736	$ 742	$ —	186
2015		989	918	701	697	643	646	641	644	646	—	230
2016			1,694	1,552	1,382	1,412	1,284	962	947	967	—	246
2017				2,038	1,727	1,513	1,436	1,431	1,369	1,410	—	260
2018					2,473	2,192	2,135	1,745	1,620	1,837	—	298
2019						2,056	2,036	1,879	1,778	1,870	—	332
2020							1,483	1,094	936	972	—	200
2021								1,873	1,496	1,359	—	227
2022									1,609	1,616	—	199
2023										2,291	654	149
										$ 13,710

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2023.  The information about paid claims development for the years ended December 31, 2014 to December 31, 2022 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
2014	$ 71	$ 276	$ 411	$ 481	$ 499	$ 517	$ 550	$ 579	$ 605	$ 631
2015		100	390	491	531	545	561	573	584	594
2016			164	505	626	690	736	783	804	828
2017				162	549	703	785	867	926	976
2018					208	681	869	1,012	1,108	1,189
2019						251	752	980	1,108	1,200
2020							162	469	604	660
2021								237	706	846
2022									177	640
2023										259
									Total	$ 7,823
All outstanding liabilities before 2014, net of reinsurance										$ 1,621
Liabilities for claims and claim adjustment expenses, net of reinsurance										$ 7,507
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2023	2022
Net outstanding liabilities:
Group long-term disability	$ 7,507	$ 5,691
Other short-duration contracts	6,019	6,351
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	13,526	12,042
Reinsurance recoverable on unpaid claims:
Group long-term disability	30,510	24,459
Other short-duration contracts	2,736	3,183
Total reinsurance recoverable on unpaid claims	33,246	27,642

Insurance lines other than short-duration	48,834	46,061
Impact of discounting	(10,105)	(5,713)
	38,729	40,348
Total gross liability for unpaid claims and claim adjustment expenses	$ 85,501	$ 80,032
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2023.
	Years
	1	2	3	4	5
Group long-term disability	13.50%	31.40%	13.00%	7.00%	4.20%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2023 and 2022.  Assumed participating business from the acquisition of closed blocks of business accounted for 93% of total participating statutory premiums in 2023 and 98% in 2022.   Participating business equaled 4% of total life insurance in force at December 31, 2023 and 5% at December 31, 2022.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2023 and December 31, 2022.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2023 or December 31, 2022.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at December 31, 2023 and December 31, 2022,  with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2024.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2023 or 2022 and had no outstanding borrowings as of December 31, 2023 or December 31, 2022.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2023, collateral comprised primarily of securities and mortgages in the amount of $324.2 million, with a fair value of $286.6 million, were pledged to the FHLB, providing a borrowing capacity of $224.2 million.  At December 31, 2022, collateral comprised primarily of securities and mortgages in the amount of $295.6 million, with a fair value of $264.2 million, were pledged to the FHLB, providing a borrowing capacity of $209.7 million.  The interest rates are variable and are set by the FHLB at the time of the advance.  The Company's capital investment in the FHLB totaled $6.7 million at December 31, 2023 and $9.0 million at December 31, 2022 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on this capital investment totaled $0.5 million for the year ended December 31, 2023, $0.3 million for the year ended December 31, 2022, and $0.2 million for the year ended December 31, 2021.
Funding Agreement
The Company has advance funding agreements with the FHLB.  Under the agreements, the Company pledges collateral in the form of fixed maturity securities and commercial mortgage loans and receives cash, which is then reinvested, primarily into other fixed maturity securities that have a variable interest rate.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.  We have established a maximum participation of $100.0 million with this program.  These agreements mature between 2026 and 2029, and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information regarding our funding agreements with the FHLB at December 31.
	2023	2022
Total obligations outstanding	$ 100,000	$ 100,000
Accrued interest	1,092	614
The following table provides information regarding our funding agreements with the FHLB for the years ended December 31.
	2023	2022	2021
Interest credited by the FHLB	$ 5,777	$ 2,050	$ 28
Cash interest payments	5,299	1,459	5
Interest income on the variable rate fixed maturity securities	7,150	3,099	183

11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2023	2022	2021
Current income tax expense	$ 20,479	$ 2,496	$ 7,587
Deferred income tax benefit	(6,089)	(7,035)	(5,371)
Total income tax expense (benefit)	$ 14,390	$ (4,539)	$ 2,216
The following table provides information about taxes paid for the years ended December 31.
	2023	2022	2021
Cash paid for income taxes	$ 9,519	$ 2,766	$ 7,273
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2023	2022	2021
Federal income tax rate	21%	21%	21%
Tax credits, net of equity adjustment	— %	2%	(5) %
Permanent differences and other	— %	(1) %	1%
Effective income tax rate	21%	22%	17%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2023	2022
Deferred tax assets:
Future policy benefits	$ 17,485	$ 17,650
Unrealized investment losses	38,505	56,830
Employee retirement benefits	3,737	4,010
Tax carryovers	75	508
Legal reserve	5,956	5,956
Other	6,708	5,988
Deferred tax assets	72,466	90,942
Valuation allowance	(37)	(189)
Deferred tax assets, net of valuation allowance	72,429	90,753
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	(2,160)	(3,028)
Capitalization of DAC, net of amortization	(29,710)	(33,901)
VOBA	(2,881)	(3,877)
Property and equipment	(2,028)	(2,266)
Deferred tax liabilities	(36,779)	(43,072)
Net deferred tax asset	35,650	47,681
Current tax liability	(11,883)	(1,048)
Income taxes receivable	$ 23,767	$ 46,633
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2020.  We are not currently under examination by the Internal Revenue Service (IRS).
The Inflation Reduction Act, which was enacted on August 16, 2022, includes a new corporate alternative minimum tax (CAMT).  This Act went into effect for tax years beginning after December 31, 2022.  The Company has determined that it does not expect to be subject to the CAMT in 2023.
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.  The Company recognized no tax benefit related to tax penalty and interest expense in 2023, 2022, or 2021.
We had no material uncertain tax positions at December 31, 2023 or December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2023	2022	2021
Income tax expense (benefit)	$ 14,390	$ (4,539)	$ 2,216
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	18,326	(97,428)	(26,811)
Effect on DAC, VOBA, and DRL	(1,610)	8,330	2,112
Change in policyholder liabilities	—	7,112	2,458
Change in benefit plan obligations	1,553	(1,970)	1,360
Cumulative effect of adoption of new accounting principle	(150)	—	—
Total income tax expense (benefit) included in financial statements	$ 32,509	$ (88,495)	$ (18,665)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for both 2023 and 2022.
The benefits expected to be paid in each year from 2024 through 2028 are as follows: $10.0 million in 2024; $8.1 million in 2025; $7.6 million in 2026; $7.6 million in 2027; and $8.4 million in 2028.  The aggregate benefits expected to be paid in the five years from 2029 through 2033 are $34.0 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2023 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2024 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2023	Target Allocation	2022	Target Allocation
Equity securities	38%	28% - 48%	41%	28% - 48%
Asset allocation and alternative assets	12%	10% - 20%	15%	10% - 20%
Debt securities	50%	30% - 60%	44%	30% - 60%
Cash and cash equivalents	— %	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The current assumption for the expected long-term rate of return on plan assets is 6.83%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2024, the assumption for the expected long-term rate of return on plan assets was 6.75%.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The assumed discount rate used to determine the benefit obligation was 4.70% for pension benefits and 4.76% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2023.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2024 through 2028 are as follows: $0.9 million in 2024; $1.0 million in 2025; $0.9 million in 2026; $0.9 million in 2027; and $0.8 million in 2028.  The aggregate benefits expected to be paid in the five years from 2029 through 2033 are $3.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2023.  The 2024 contribution for the postemployment medical plans is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in each of 2023, 2022, and 2021.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in each of 2023, 2022, and 2021.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in both 2023 and 2022 and $2.5 million in 2021.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2023, 2022, or 2021.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in losses of $1.5 million during 2023 and gains of $24.0 million during 2022.  The pension plan included gains from asset returns compared to expected returns of $7.2 million in 2023 and losses of $35.2 million in 2022.  The mortality assumption and lump sum interest changes resulted in losses of less than $0.1 million in 2023 and losses of $1.9 million in 2022.  The pension plan included losses from census change of $0.2 million and gains from future cost of living adjustment of $0.5 million in 2023.  The pension plan included losses from census change of $1.0 million and future cost of living adjustment of $2.3 million in 2022.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in losses of $0.3 million in 2023 and gains of $3.9 million during 2022.  Other postretirement benefits included losses from census change of $0.4 million in 2023 and gains of $0.9 million in 2022.  Additionally, gains from updated claims costs and premiums resulted in gains of $0.8 million in 2023 and gains of $1.0 million in 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2023	2022	2023	2022
Change in projected benefit obligation:
Benefit obligation at beginning of year	$ 97,678	$ 124,107	$ 12,975	$ 19,006
Service cost	—	—	67	124
Interest cost	4,537	2,942	622	498
Plan participants' contributions	—	—	638	605
Actuarial loss (gain)	1,339	(19,146)	(266)	(5,575)
Benefits paid	(8,680)	(10,225)	(1,393)	(1,683)
Benefit obligation at end of year	$ 94,874	$ 97,678	$ 12,643	$ 12,975

Change in plan assets:
Fair value of plan assets at beginning of year	$ 135,892	$ 171,562	$ —	$ —
Return on plan assets	16,109	(25,545)	—	—
Plan participants' contributions	—	—	638	605
Company contributions	135	100	755	1,078
Benefits paid	(8,680)	(10,225)	(1,393)	(1,683)
Fair value of net plan assets at end of year	$ 143,456	$ 135,892	$ —	$ —

Under (over) funded status at end of year	$ (48,582)	$ (38,214)	$ 12,643	$ 12,975

	Pension Benefits		OPEB
	2023	2022	2023	2022
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$ 64,590	$ 73,413	$ (11,986)	$ (13,346)
Prior service credit	(1,076)	(1,142)	—	—
Total accumulated other comprehensive income (loss)	$ 63,514	$ 72,271	$ (11,986)	$ (13,346)

	Pension Benefits		OPEB
	2023	2022	2023	2022
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net loss (gain)	$ (5,832)	$ 16,067	$ (266)	$ (5,575)
Amortization of net gain (loss)	(2,991)	(2,066)	1,626	902
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$ (8,757)	$ 14,067	$ 1,360	$ (4,673)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2023	2022	2023	2022
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	4.70%	4.90%	4.76%	4.96%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	4.90%	2.47%	4.96%	2.68%
Expected return on plan assets	6.83%	5.80%	— %	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2023	2022
Fixed maturity securities:
U.S. Government	$ 25	$ 33
Industrial and public utility	5,125	5,117
Investment funds:
Mutual funds	47,964	30,688
Collective trust	88,804	97,469
Limited partnerships	1,429	2,460
Other invested assets	15	30
Cash and cash equivalents	45	46
Receivables	49	49
Fair value of assets at end of year	$ 143,456	$ 135,892

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2023
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$ —	$ 25	$ —	$ 25
Industrial and public utility	—	5,125	—	5,125
Mutual funds	47,964	—	—	47,964
Other invested assets	—	—	15	15
Total assets in the fair value hierarchy	47,964	5,150	15	53,129

Investments measured at net asset value: [1]
Collective trust				88,804
Limited partnerships				1,429
Investments at fair value				$ 143,362

	2022
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$ —	$ 33	$ —	$ 33
Industrial and public utility	—	5,117	—	5,117
Mutual funds	30,688	—	—	30,688
Other invested assets	—	—	30	30
Total assets in the fair value hierarchy	30,688	5,150	30	35,868

Investments measured at net asset value: [1]
Collective trust				97,469
Limited partnerships				2,460
Investments at fair value				$ 135,797

[1] These investments are valued based on net asset value per unit. These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.

The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2023	2022
Beginning balance	$ 30	$ 31
Gains (losses) realized and unrealized	(15)	(1)
Ending balance	$ 15	$ 30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2023	2022	2021	2023	2022	2021
Service cost	$ —	$ —	$ —	$ 67	$ 124	$ 181
Interest cost	4,537	2,942	2,505	622	498	460
Expected return on plan assets	(8,938)	(9,667)	(9,279)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,991	2,066	2,374	(1,626)	(902)	(864)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(1,476)	(4,725)	(4,466)	(937)	(280)	(223)
Total recognized in other comprehensive income (loss)	(8,757)	14,067	(6,556)	1,360	(4,673)	83
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$ (10,233)	$ 9,342	$ (11,022)	$ 423	$ (4,953)	$ (140)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.15%, decreasing gradually to 5.00% in 2030 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2023.
Defined Measurement Period	Number of Units	Grant Price
2021-2023	114,167	$37.39
2022-2024	116,859	$42.03
2023-2025	179,314	$27.60
2024-2026 [1]	161,947	$31.47
[1] Effective January 1, 2024
The Company did not make a cash payment under the long-term incentive plan during 2023 for the three-year interval ended December 31, 2022.  The Company made a cash payment of $1.3 million under the long-term incentive plan during 2022 for the three-year interval ended December 31, 2021.  The Company did not make any cash payments under the long-term incentive plan during 2021 for the three-year interval ended December 31, 2020.  The cost of share-based compensation accrued as an operating expense during 2023 was $0.3 million, net of tax.  The change in accrual that reduced operating expense during 2022 was $1.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2021 was $1.5 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
l4. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2023	2022	2021
Life insurance in force (in millions):
Direct	$ 49,365	$ 50,479	$ 50,757
Ceded	(30,719)	(31,667)	(32,269)
Assumed	3,962	4,316	5,082
Net	$ 22,608	$ 23,128	$ 23,570

Premiums:
Life insurance:
Direct	$ 262,373	$ 259,646	$ 253,348
Ceded	(108,714)	(106,060)	(98,507)
Assumed	6,200	5,776	7,030
Net	$ 159,859	$ 159,362	$ 161,871

Accident and health:
Direct	$ 61,546	$ 59,253	$ 57,043
Ceded	(10,239)	(10,007)	(10,050)
Net	$ 51,307	$ 49,246	$ 46,993
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $8.5 million at December 31, 2023 and $9.4 million at December 31, 2022.  The reserve for future policy benefits ceded under this agreement was $5.3 million at December 31, 2023 and $5.8 million at December 31, 2022.
Ibexis Life & Annuity Insurance Company entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Ibexis Life & Annuity Insurance Company recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $458.7 million at December 31, 2023 and $494.0 million at December 31, 2022.  Premiums totaled $5.1 million during 2023, $5.3 million during 2022, and $5.4 million during 2021.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  As part of this arrangement, the assuming entity agreed to provide certain administrative support in the form of underwriting services.  This support was not material to the reinsurance arrangement or to the Company's operating expenses in 2023 or 2022.  The insurance in force ceded approximated $135.5 million at December 31, 2023 and premiums totaled $10.4 million during 2023.  The insurance in force ceded approximated $66.7 million at December 31, 2022 and premiums totaled $5.4 million during 2022.
In the second quarter of 2022, the Company reinsured a block of fixed annuity business with an average crediting rate of 3.75% to a certified domestic reinsurer.  This reinsurance arrangement was effective April 1, 2022.  The contract reinsured $516.2 million in policyholder account balance liabilities in exchange for fixed maturity securities and cash, less deferred revenue.  We immediately recognized $11.6 million of certain non-refundable premiums associated with the transaction in investment income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The remaining deferred revenue will be amortized in future periods.  The net consideration transferred to the reinsurer was $493.9 million.  This resulted in recognizing a deposit asset on reinsurance of $516.2 million at April 1, 2022.  Fixed maturity securities were transferred at market value as of the closing date of the transaction, resulting in a pre-tax net realized investment loss of $12.3 million.  We will continue to administer this business on an ongoing basis, and we will receive an ongoing expense allowance associated with these efforts.  The remaining deferred revenue liability is included in Other Liabilities in the Consolidated Balances Sheets and will be amortized over future periods consistent with the amortization of the Deposit Asset on Reinsurance.  The Company determined that the reinsurance agreement does not expose the reinsurer to a significant loss from insurance risk. Therefore, the Company has recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2023, investment income recognized was $16.5 million and interest credited on the block totaled $16.4 million.  In 2022, the investment income recognized was $25.6 million less $3.8 million in transferred investment income and the interest credited on the block was $13.9 million.  The Deposit Asset on Reinsurance balance was $419.4 million at December 31, 2023 and $484.4 million at December 31, 2022.
Reinsurance recoverables were $409.2 million at year-end 2023, consisting of reserves ceded of $365.3 million and claims ceded of $43.9 million.  Reinsurance recoverables were $389.6 million at year-end 2022, consisting of reserves ceded of $356.2 million and claims ceded of $33.4 million.
The maximum retention on any one life during 2023 and 2022 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose recoverable was 5% or greater of our total reinsurance recoverable and deposit asset on reinsurance at December 31, 2023, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable and Deposit Asset on Reinsurance	% of Recoverable
RGA Reinsurance Company	A+	$ 544,935	67%
Transamerica Life Insurance Company	A	76,986	9%
Swiss Re Life & Health America, Inc	A+	44,086	5%
SCOR Global Life USA Reinsurance Company	A	41,966	5%
Other (25 Companies)		107,553	14%
Total		$ 815,526	100%
We monitor the financial condition of our reinsurance partners to assess the risk of default.  We have a significant concentration of credit risk with RGA Reinsurance Company (RGA).  We believe that all of our reinsurance recoverables from RGA are collectible as of December 31, 2023.  In the event of a failure of RGA to perform its obligations under its reinsurance treaties, there could be a material impact on our financial position and results of operations.  RGA had an A+ (Superior) financial strength rating from A.M. Best and an AA- (Very Strong) financial strength rating from S&P Global Ratings as of December 31, 2023.
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating as well as significant changes or events of the reinsurer.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.  If we

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

believe it is probable that any reinsurer would not be able to satisfy its obligations with us, an allowance for credit losses may be established.  At year-end 2023, one reinsurer met these conditions.  In 2022, no reinsurers met these conditions.
We had a reinsurance agreement with Scottish Re, with a reinsurance recoverable for ceded claims of $3.3 million at December 31, 2023.  We established an allowance for credit losses of $1.4 million on this recoverable.  On March 6, 2019, Scottish Re was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware.  The proposed Plan of Rehabilitation of Scottish Re was filed on June 30, 2020.  On March 16, 2021, the Receiver filed a draft Amended Plan of Rehabilitation and filed an outline of changes to the amended plan on July 27, 2021.  The Receiver filed a Motion for Entry of a Liquidation and Injunction Order on July 18, 2023.  Through our credit loss analysis, which included historical loss information, historical credit rating data, and existing financial information, we recorded a $1.8 million allowance for credit losses for the reinsurance recoverable upon adoption of ASU No. 2016-13 on January 1, 2023.  We reduced the allowance by $0.4 million during 2023.  We will continue to monitor the Liquidation and Injunction Order and expected recovery of the reinsurance recoverable.
As discussed in Note 1 - Nature of Operations and Significant Accounting Policies, the Company adopted ASU No. 2016-13 pertaining to the recognition and measurement of credit losses on reinsurance recoverables effective January 1, 2023.  We determined that an allowance was not required at December 31, 2023, with the exception of reinsurance recoverables from Scottish Re US Inc. (Scottish Re).
The following table provides a rollforward of the allowance for credit losses for reinsurance recoverables and other assets for the year ended December 31, 2023.
	Reinsurance Recoverable	Other Assets
Beginning of year	$ —	$ —
Provision for adoption of ASU No. 2016-13	1,772	—
Additions for credit losses not previously recorded	—	737
Additions (reductions) for credit losses recorded in a previous period	(419)	—
End of year	$ 1,353	$ 737
Effective October 1, 2023, coinsurance on term life insurance policies held through Scottish Re was terminated, resulting in the release of ceded reserves of $1.5 million.  The mortality risk on this business was subsequently reinsured on a yearly renewable term (YRT) basis to one of our existing domestic reinsurance partners.  We established a receivable for ceded reserves and premium of $1.8 million related to the previously coinsured policies.  The receivable is recorded in Other Assets in the Consolidated Balance Sheets.  We also established an allowance for credit losses of $0.7 million on this receivable.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products from Security Benefit Life Insurance Company in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $473.8 million of life insurance in force at December 31, 2023 and $516.7 million of life insurance in force at December 31, 2022.  This block generated life insurance premiums of $1.7 million in 2023, $1.6 million in 2022, and $1.7 million in 2021.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $347.6 million of separate account balances at December 31, 2023, which are included in the financial statements of American Family, compared to $317.9 million at December 31, 2022.  This block consisted of $0.5 million of future policy benefits and $34.4 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2023.  This block consisted of $0.5 million of future policy benefits and $37.0 million in fixed fund balances at December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Ibexis Life & Annuity Insurance Company for all direct policyholder liabilities written by Ibexis Life & Annuity Insurance Company.  Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  As Ibexis Life & Annuity Insurance Company was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Ibexis Life & Annuity Insurance Company on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company is pursuing a novation plan, whereby policies under this agreement will be converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2023, approximately three-fourths of the reserves for these policies had been converted.  This block had $916.2 million of life insurance in force at December 31, 2023 and generated life insurance premiums of $1.1 million in 2023.  This block had $1.0 billion of life insurance in force at December 31, 2022 and generated life insurance premiums of $1.2 million in 2022.  This block consisted of $28.4 million of future policy benefits and $187.0 million of policyholder account balances at December 31, 2023.  This block consisted of $30.5 million of future policy benefits and $201.7 million of policyholder account balances at December 31, 2022.
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  Furthermore, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2023
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$ 80,958	$ 17,001	$ 63,957
Reclassification of unrealized investment gains/losses	6,308	1,325	4,983
Effect on DAC, VOBA, and DRL	(7,665)	(1,610)	(6,055)
Change in benefit plan obligations	7,397	1,553	5,844
Other comprehensive income	$ 86,998	$ 18,269	$ 68,729
Net income			54,920
Comprehensive income			$ 123,649

	Year Ended December 31, 2022
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$ (474,535)	$ (99,652)	$ (374,883)
Reclassification of unrealized investment gains/losses	10,591	2,224	8,367
Effect on DAC, VOBA, and DRL	39,664	8,330	31,334
Change in policyholder liabilities	33,877	7,112	26,765
Change in benefit plan obligations	(9,394)	(1,970)	(7,424)
Other comprehensive loss	$ (399,797)	$ (83,956)	$ (315,841)
Net loss			(16,218)
Comprehensive loss			$ (332,059)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2021
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount
Change in unrealized investment gains/losses	$ (123,342)	$ (25,902)	$ (97,440)
Reclassification of unrealized investment gains/losses	(4,328)	(909)	(3,419)
Effect on DAC, VOBA, and DRL	10,058	2,112	7,946
Change in policyholder liabilities	11,705	2,458	9,247
Change in benefit plan obligations	6,475	1,360	5,115
Other comprehensive loss	$ (99,432)	$ (20,881)	$ (78,551)
Net income			10,704
Comprehensive loss			$ (67,847)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2023, net of tax.
	Unrealized Gain (Loss) on Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Total
Beginning of year	$ (213,794)	$ (46,552)	$ 18,756	$ (241,590)
Other comprehensive income (loss) before reclassification	63,957	5,844	(6,055)	63,746
Amounts reclassified from accumulated other comprehensive income (loss)	4,983	—	—	4,983
Net current-period other comprehensive income (loss)	68,940	5,844	(6,055)	68,729
End of year	$ (144,854)	$ (40,708)	$ 12,701	$ (172,861)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2022, net of tax.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total
Beginning of year	$ 151,660	$ 1,062	$ (39,128)	$ (12,578)	$ (26,765)	$ 74,251
Other comprehensive income (loss) before reclassification	(373,794)	(1,089)	(7,424)	31,334	26,765	(324,208)
Amounts reclassified from accumulated other comprehensive income (loss)	8,340	27	—	—	—	8,367
Net current-period other comprehensive income (loss)	(365,454)	(1,062)	(7,424)	31,334	26,765	(315,841)
End of year	$ (213,794)	$ —	$ (46,552)	$ 18,756	$ —	$ (241,590)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the year ended December 31.
2023
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment losses, excluding credit losses [1]	$ (6,308)
Income tax benefit [2]	1,325
Net of taxes	(4,983)
Change in allowance for credit losses for fixed maturity securities [1]	—
Income tax expense [2]	—
Net of taxes	—
Total pre-tax reclassifications	(6,308)
Total income tax benefit	1,325
Total reclassification, net of taxes	$ (4,983)

[1] (Increases) decreases Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2022	2021
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$ (10,557)	$ 4,810
Income tax benefit (expense) [2]	2,217	(1,010)
Net of taxes	(8,340)	3,800

Other-than-temporary impairment losses [1]	(34)	(482)
Income tax benefit [2]	7	101
Net of taxes	(27)	(381)

Total pre-tax reclassifications	(10,591)	4,328
Total income tax benefit (expense)	2,224	(909)
Total reclassification, net taxes	$ (8,367)	$ 3,419

[1] (Increases) decreases Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.

[2] (Increases) decreases Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during each of 2023, 2022, and 2021.  The number of shares outstanding at both December 31, 2023 and December 31, 2022 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  Ibexis Life & Annuity Insurance Company was also included in the Individual Insurance segment until its sale on November 1, 2021.  The results of Ibexis Life & Annuity Insurance Company operations are included in the Individual Insurance segment for the first ten months of 2021.  For additional information on the sale of Ibexis Life & Annuity Insurance Company, please see the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.
The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2023
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$ 178,907	$ 67,272	$ 87,574	$ 333,753
Interest credited to policyholder account balances	74,311	—	—	74,311
Amortization of deferred acquisition costs	14,943	—	19,416	34,359
Income tax expense	13,504	515	371	14,390
Net income	51,609	1,941	1,370	54,920
Assets	4,592,574	10,808	449,780	5,053,162

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$ 174,168	$ 64,662	$ 93,822	$ 332,652
Interest credited to policyholder account balances	72,974	—	—	72,974
Amortization of deferred acquisition costs	20,225	—	20,368	40,593
Income tax expense (benefit)	(4,262)	447	(724)	(4,539)
Net income (loss)	(15,176)	1,681	(2,723)	(16,218)
Assets	4,524,863	9,322	430,964	4,965,149

	2021
	Individual Insurance	Group Insurance	Old American	Consolidated
Insurance revenues	$ 168,675	$ 62,145	$ 99,847	$ 330,667
Interest credited to policyholder account balances	79,725	—	—	79,725
Amortization of deferred acquisition costs	12,520	—	20,697	33,217
Income tax expense (benefit)	3,537	(106)	(1,215)	2,216
Net income (loss)	15,698	(401)	(4,593)	10,704
Assets	4,959,634	10,030	463,766	5,433,430

18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2023
	First	Second	Third	Fourth
Total revenues	$ 125,969	$ 123,952	$ 122,626	$ 186,373
Total benefits and expenses	130,080	118,296	116,785	124,449
Net income (loss)	(3,241)	4,463	4,599	49,099
Per common share, basic and diluted	(0.33)	0.46	0.47	5.07

	2022
	First	Second	Third	Fourth
Total revenues	$ 119,231	$ 114,579	$ 119,998	$ 122,834
Total benefits and expenses	128,665	109,538	114,689	144,507
Net income (loss)	(7,676)	4,485	4,315	(17,342)
Per common share, basic and diluted	(0.79)	0.46	0.45	(1.79)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain (loss) from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2023	2022	2021
Net gain (loss) from operations	$ 495	$ (20,319)	$ (5,494)
Net income (loss)	55,355	(21,532)	24,165
Capital and surplus	277,625	220,044	245,300
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2023 in the above table includes capital and surplus of $27.0 million for Old American and $26.4 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of capital and surplus at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2024 is $27.8 million, 10% of December 31, 2023 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2024 is $6.4 million, net gain from operations for the year ended December 31, 2023.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2024, without obtaining prior approval, are $2.6 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 400% to 830%, well in excess of the control level at December 31, 2023.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $8.5 million at December 31, 2023, $8.8 million at December 31, 2022, and $9.5 million at December 31, 2021.

20. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2023, we had commitments to fund investments in alternative investment funds of $43.5 million.
Subsequent to December 31, 2023, we entered into commitments to fund additional mortgage loans of $2.1 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life had ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group. On July 18, 2023, the Court entered a Liquidation and Injunction Order (the “Order”) detailing the termination of Scottish Re (US)'s existing reinsurance contracts and providing for a liquidation of its assets.  We have established an allowance for credit losses related to the reinsurance receivables related to our agreements with Scottish Re (US) under ASU No. 2016-13 as adopted by the Company on January 1, 2023.  We will continue to closely monitor developments related to the distribution of assets by the receiver as we evaluate the allowance for credit losses related to these reinsurance receivables in future financial periods. For additional information, please see Note 14 - Reinsurance.
We are also involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We accrue liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  If a range of loss is estimated, and some amount within that range appears to be a better estimate than any other amount within that range, then that amount is accrued.  If no amount within the range can be identified as a better estimate than any other amount, we accrue the minimum amount in the range.
For such matters where a loss is believed to be reasonably possible, but not probable, or the loss cannot be reasonably estimated, no accrual has been made.  It is possible that such matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated as of December 31, 2023.  While the potential future liabilities could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, we do not believe any such liabilities are likely to have a material adverse effect on our business and our consolidated financial position, results of operations and cash flows, except for the matters described below under the heading "Cost of Insurance Litigation."
Cost of Insurance Litigation
We are the defendant in five related litigation matters (including four certified class actions and one putative class action) that allege that we determined cost of insurance rates in excess of amounts permitted by the terms of certain life insurance policies.
•
Karr v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  In July 2021, the Court certified a class that includes current Missouri residents who purchased certain universal life policies (described below) in the State of Missouri that were active on or after January 1, 2002.  In February of 2022, the Court granted partial Summary Judgment to plaintiffs on three of the five counts at issue in the class action.  In December of 2022, there was a jury trial based on determining damages under the Court’s summary judgment ruling. The jury rendered a verdict of $28.4 million in favor of the plaintiffs related to those three counts.  The Court entered a final judgment on the verdict on August 24, 2023, and we are appealing the judgment through the Missouri Court of Appeals.

•
Meek v. Kansas City Life is a class action filed in the U.S. District Court for the Western District of Missouri.  In February of 2022, the Court certified a class that includes current and former policyowners who purchased certain universal life policies (described below) that were issued in the State of Kansas and whose policies were active on or after January 1, 2002.  In March of 2023, the Court issued a summary judgment ruling related to claims by both plaintiffs and defendant.  The Court ruled in the favor of plaintiffs on the first three counts, which relate to permitted cost of insurance factors and mortality improvement, but only as to liability.  The Court ruled in favor of defendant on the fourth count, which relates to conversion. The Court entered an Order partially decertifying the Class on June 20, 2023, limiting the class to those Class members who incurred charges for “cost of insurance” or “expense charges” between June 18, 2014, and February 28, 2021.  In May 2023, the case went to jury trial, and the jury rendered a verdict in favor of the plaintiff in the amount of $0.9 million.  The Company has appealed the underlying rulings of the Court and the findings of the jury related to liability with the 8th Circuit Court of Appeals.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
•
Sheldon v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County). In May of 2022, the Court certified a class that includes contract owners who purchased certain Century II Variable Universal Life contracts that were issued in the State of Missouri and whose policies were active on or after January 1, 2002.  The Court granted partial Summary Judgment to plaintiffs on the contract counts at issue in the class action.  In September 2023, the case went to trial and the jury rendered a verdict in favor of the plaintiffs in the amount of $4.1 million.  The judgment on the verdict is now final and we have appealed the underlying rulings of the Court and the jury verdict to the Missouri Court of Appeals.

•
Fine v. Kansas City Life is a class action filed in the U.S. District Court for the Central District of California.  In November of 2023, the Court certified a class that includes current individuals who purchased certain universal life and variable universal life policies in the state of California and whose policies were active on or after January 1, 2002.  The Company has filed a Rule 23(f) petition with the 9th Circuit Court of Appeals seeking to overturn the certification of the class.  The Fine matter also includes different defenses and matters of law than the other cases.

•
McMillan v. Kansas City Life is a putative class action filed in the U.S. District Court for the District of Maryland. The proposed class would include current and former policyholders who purchased certain universal life and certain variable universal life policies originally issued in the State of Maryland.  This case was filed on May 5, 2022, and is in its preliminary stages.  The Court has not certified a class of policyholders or identified the policies at issue in this matter.  The McMillan matter includes different defenses and matters of law than the other related cases.

As referenced above, the classes certified in Karr, Meek, and Fine class actions include policyholders who purchased one of the following Universal Life policies issued by Kansas City Life: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).  The Fine class action also includes policyholders who purchased the Century II Variable Universal Life policy.
As of December 31, 2023, we have accrued an aggregate liability related to the Cost of Insurance litigation matters described above in the amount of $28.4 million.  There can be no assurances as to the outcome of any of these matters, including those where a verdict has already been rendered and will be the subject of appeal, or that the accrued liability will be sufficient to cover our ultimate financial exposure associated with these matters.  As a result, the amounts that may be required to be paid to discharge or settle one or more of these matters could have a material adverse impact on our business and our consolidated financial position, results of operations and cash flows.
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
21. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2023 through March 6, 2024, the date the consolidated financial statements were issued, and have identified the following subsequent event.
On January 22, 2024, the Kansas City Life Board of Directors declared a quarterly dividend of $0.14 per share, paid on February 7, 2024 to stockholders of record on February 1, 2024.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2023.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2023 and 2022, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report. We are required to be independent of Kansas City Life Insurance Company and subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2014 through 2022 in Note 8 be presented to supplement the basic consolidated financial statements. Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ FORVIS
Kansas City, Missouri
March 6, 2024

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2023 AND 2022

TABLE OF CONTENTS
STATEMENT OF NET ASSETS
STATEMENT OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2023

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number of		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	230,476	$9.02	71,734	$23.541	4,829	$17.485	23,601	$12.956	$2,079	$2,492
High Income Bond Fund II - P	216,881	5.66	22,522	39.025	2,191	34.733	7,786	35.005	1,229	1,335
Government Money Fund II - S	1,704,642	1.00	109,221	13.417	-	13.584	20,141	11.837	1,705	1,705

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	223,787	31.97	74,666	80.472	10,447	60.773	10,827	47.204	7,154	6,007
Growth Series - Initial Class Shares	226,992	60.29	113,610	105.465	11,905	82.606	13,050	55.174	13,685	10,830
Total Return Series - Initial Class Shares	123,952	23.26	36,157	54.861	3,852	45.830	21,873	33.053	2,884	2,834
Total Return Bond Series - Initial Class Shares	152,098	11.70	53,064	26.167	277	26.628	17,215	22.285	1,780	1,948
Utilities Series - Initial Class Shares	270,732	32.25	62,168	103.907	7,370	84.102	33,456	49.365	8,731	8,361

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	113,560	8.37	30,465	24.895	307	25.164	7,404	24.895	950	1,094

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	297,122	14.22	53,756	67.339	2,800	69.721	7,750	52.902	4,226	4,180
VP International Fund - Class I	448,272	10.58	108,379	37.508	4,044	30.318	23,416	23.704	4,743	4,702
VP Value Fund - Class I	539,183	12.19	124,568	33.286	10,831	35.620	41,842	48.766	6,573	5,420
VP Disciplined Core Value Fund - Class I	205,151	7.67	51,588	23.560	5,336	25.232	6,071	36.814	1,574	1,751
VP Ultra® Fund - Class I	107,490	25.65	21,635	72.022	2,176	76.228	13,207	78.220	2,757	2,105
VP Mid Cap Value Fund - Class I	13,138	19.44	5,780	37.964	-	39.854	883	40.744	255	267

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	76,332	9.37	32,526	15.248	2,834	16.138	10,479	16.560	715	785

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	153,372	35.02	71,359	65.300	244	66.320	14,639	47.486	5,371	5,711
Opportunistic Small Cap Portfolio - Initial Shares	144,324	41.93	119,745	38.671	13,832	36.292	32,154	28.578	6,052	6,003

BNY Mellon Stock Index Fund, Inc. - Initial Shares	351,482	69.08	283,403	68.140	35,890	67.427	51,909	49.113	24,280	17,087

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	23,465	44.98	6,954	106.930	2,025	114.426	2,193	36.502	1,055	899

Lincoln Variable Insurance Products
LVIP JP Morgan U.S. Equity Fund Standard Class	54,262	37.63	16,430	74.818	6,691	80.063	5,389	51.340	2,042	1,549
LVIP JP Morgan Small Cap Core Fund Standard Class	217,154	19.85	52,575	58.023	1,767	62.091	26,720	43.040	4,310	4,362
LVIP JP Morgan Mid Cap Value Fund Standard Class	242,637	10.17	30,181	58.663	1,249	62.088	9,736	63.710	2,468	2,459

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	209,279	12.55	63,288	27.433	2,574	29.252	29,836	27.315	2,626	2,938
Franklin Small-Mid Cap Growth VIP Fund - Class 2	93,310	13.32	29,701	26.871	4,811	28.652	7,463	41.133	1,243	1,492
Templeton Developing Markets VIP Fund - Class 2	264,397	8.23	53,946	28.373	1,801	30.255	15,751	37.514	2,176	2,385
Templeton Foreign VIP Fund - Class 2	204,682	14.24	50,900	37.471	1,667	40.098	45,743	20.562	2,915	2,739

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2023

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	201,943	19.54	38,749	51.402	6,943	55.004	35,219	44.642	3,946	3,223

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	12,858	58.96	26,488	18.500	8,120	19.727	3,126	34.517	758	711
V.I. Technology Fund - Series I Shares	30,982	18.50	38,776	11.768	784	12.548	3,095	34.576	573	582
V.I. Core Equity Fund - Series I Shares	71,460	29.29	64,605	22.037	1,970	23.498	20,808	29.946	2,093	2,156

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	51,752	43.91	66,874	24.237	295	25.844	18,249	35.290	2,272	1,342
Seligman Global Technology Fund (Class 2)	138,919	24.18	35,436	74.834	2,028	79.796	4,749	114.844	3,359	2,957
Select Small Cap Value Fund (Class 2)	79,740	33.38	36,618	48.018	484	50.822	16,851	52.150	2,662	1,797

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	33,485	46.83	32,942	37.704	643	39.472	7,461	40.304	1,568	1,260
VIP Freedom Income PortfolioSM - Service Class 2	17,973	10.92	4,074	15.012	3,119	15.716	5,365	16.047	196	214
VIP Freedom 2010 PortfolioSM - Service Class 2	28	11.22	17	17.824	-	18.661	-	19.053	-	-
VIP Freedom 2015 PortfolioSM - Service Class 2	257	11.41	156	18.835	-	19.719	-	20.134	3	3
VIP Freedom 2020 PortfolioSM - Service Class 2	9,134	12.40	5,574	19.461	-	20.374	230	20.803	113	113
VIP Freedom 2025 PortfolioSM - Service Class 2	8,882	15.01	1,350	21.046	4,605	22.034	153	22.498	133	104
VIP Freedom 2030 PortfolioSM - Service Class 2	13,526	15.25	8,462	21.712	-	22.731	971	23.210	206	184
VIP Freedom 2035 PortfolioSM - Service Class 2	1,048	25.72	994	27.110	-	28.149	-	28.634	27	24
VIP Freedom 2040 PortfolioSM - Service Class 2	2,620	24.71	2,275	28.453	-	29.543	-	30.052	65	56
VIP Freedom 2045 PortfolioSM - Service Class 2	6,655	24.98	5,783	28.749	-	29.851	-	30.365	166	142
VIP Freedom 2050 PortfolioSM - Service Class 2	5,012	22.58	3,632	28.795	-	29.898	283	30.413	113	100

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	11,491	13.96	7,384	13.756	-	14.205	4,082	14.414	160	243
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4,557	12.93	2,845	14.720	-	15.200	1,105	15.423	59	93
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	11,927	12.26	9,391	14.844	-	15.328	439	15.553	146	181

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	1,323	10.03	758	9.296	-	9.495	648	9.586	13	15
Global Growth Fund - Class 2 Shares	2,487	33.44	3,790	21.945	-	22.413	-	22.629	83	85
New World Fund® - Class 2 Shares	6,143	25.17	8,625	16.349	-	16.698	808	16.858	155	158
Growth-Income Fund - Class 2 Shares	10,501	58.30	20,651	22.839	168	23.325	5,804	23.550	612	569
Capital Income Builder® - Class 2 Shares	2,280	11.62	871	14.062	-	14.361	981	14.499	26	25
Asset Allocation Fund - Class 2 Shares	2,746	23.53	2,377	17.113	-	17.477	1,356	17.645	65	67

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	18,316	10.73	9,524	20.635	-	21.075	-	21.277	197	247
Managed Risk International Fund - Class P2 Shares	5,851	8.32	4,410	11.040	-	11.275	-	11.383	49	58
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,390	10.43	597	13.863	-	14.159	435	14.295	14	16
Managed Risk Growth-Income Fund - Class P2 Shares	3,287	12.45	1,847	16.678	-	17.033	589	17.197	41	42
Managed Risk Asset Allocation Fund - Class P2 Shares	47,630	11.53	27,630	14.350	-	14.655	10,319	14.796	549	602
Total Net Assets									$136,000	$120,809

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2023
(in thousands)
	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$38	70	75	34	-	57	55	330	41
Expenses:
Mortality and Expense Risk Charges	17	9	15	56	106	22	14	76	9
Net Investment Income (Loss)	21	61	60	(22)	(106)	35	41	254	32
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(89)	(28)	-	89	206	(3)	(31)	140	(56)
Capital Gains Distributions	-	-	-	358	963	118	-	511	-
Unrealized Appreciation (Depreciation)	217	100	-	877	2,580	110	97	(1,192)	96
Net Gain (Loss) on Investments	128	72	-	1,324	3,749	225	66	(541)	40

Change in Net Assets from Operations	$149	133	60	1,302	3,643	260	107	(287)	72

See accompanying Notes to Financial Statements

3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	62	152	24	-	6	23	39	19
Expenses:
Mortality and Expense Risk Charges	33	38	48	12	18	2	5	46	48
Net Investment Income (Loss)	(33)	24	104	12	(18)	4	18	(7)	(29)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(53)	(29)	138	(46)	51	(1)	(9)	(147)	(37)
Capital Gains Distributions	6	-	495	-	175	26	-	474	129
Unrealized Appreciation (Depreciation)	788	509	(234)	148	647	(17)	9	681	427
Net Gain (Loss) on Investments	741	480	399	102	873	8	-	1,008	519

Change in Net Assets from Operations	$708	504	503	114	855	12	18	1,001	490

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	BNY Mellon Variable Investment Fund		JPMorgan Insurance Trust			Lincoln Variable Insurance Products
	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	LVIP JP Morgan U.S. Equity Fund Standard Class	LVIP JP Morgan Small Cap Core Fund Standard Class	LVIP JP Morgan Mid Cap Value Fund Standard Class

Investment Income:
Income:
Dividend Distributions	$327	7	14	23	29	15	34	44
Expenses:
Mortality and Expense Risk Charges	192	8	4	11	6	10	22	12
Net Investment Income (Loss)	135	(1)	10	12	23	5	12	32
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	876	12	8	(11)	1	20	(50)	(14)
Capital Gains Distributions	848	111	75	37	199	9	-	-
Unrealized Appreciation (Depreciation)	3,284	75	(200)	550	(24)	492	(52)	9
Net Gain (Loss) on Investments	5,008	198	(117)	576	176	521	(102)	(5)

Change in Net Assets from Operations	$5,143	197	(107)	588	199	526	(90)	27

See accompanying Notes to Financial Statements

5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	Franklin Templeton Variable Insurance Products Trust				Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares

Investment Income:
Income:
Dividend Distributions	$72	-	45	91	21	-	-	14
Expenses:
Mortality and Expense Risk Charges	19	9	17	22	27	5	4	15
Net Investment Income (Loss)	53	(9)	28	69	(6)	(5)	(4)	(1)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(83)	(59)	(66)	(5)	54	(4)	(23)	(25)
Capital Gains Distributions	-	-	2	-	103	16	-	46
Unrealized Appreciation (Depreciation)	282	325	277	444	506	217	222	373
Net Gain (Loss) on Investments	199	266	213	439	663	229	199	394

Change in Net Assets from Operations	$252	257	241	508	657	224	195	393

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	-	5	8	-	-	3	3	5
Expenses:
Mortality and Expense Risk Charges	17	25	19	15	1	-	-	1	1	2
Net Investment Income (Loss)	(17)	(25)	(19)	(10)	7	-	-	2	2	3
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	89	7	147	119	(1)	-	-	(1)	2	5
Capital Gains Distributions	-	160	-	66	-	-	-	1	-	-
Unrealized Appreciation (Depreciation)	381	940	169	318	7	-	-	10	11	21
Net Gain (Loss) on Investments	470	1,107	316	503	6	-	-	10	13	26

Change in Net Assets from Operations	$453	1,082	297	493	13	-	-	12	15	29

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	Fidelity® Variable Insurance Products				Northern Lights Variable Trust			American Funds Insurance Series®
	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$-	1	2	1	-	-	1	-	1	2
Expenses:
Mortality and Expense Risk Charges	-	1	1	1	1	-	1	-	1	1
Net Investment Income (Loss)	-	-	1	-	(1)	-	-	-	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	-	3	(3)	(4)	(8)	-	(2)	(2)
Capital Gains Distributions	-	1	2	2	1	-	-	-	7	-
Unrealized Appreciation (Depreciation)	3	8	22	14	16	9	20	1	12	21
Net Gain (Loss) on Investments	3	9	24	19	14	5	12	1	17	19

Change in Net Assets from Operations	$3	9	25	19	13	5	12	1	17	20

See accompanying Notes to Financial Statements

8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2023
(in thousands)

	American Funds Insurance Series®			American Funds Insurance Series® Managed Risk Funds
	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$7	1	1	1	1	-	1	18	1,823
Expenses:
Mortality and Expense Risk Charges	4	-	-	2	-	-	-	8	1,059
Net Investment Income (Loss)	3	1	1	(1)	1	-	1	10	764
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(2)	-	(1)	(13)	(1)	-	(1)	(44)	1,015
Capital Gains Distributions	26	-	2	39	3	2	5	114	5,132
Unrealized Appreciation (Depreciation)	86	1	5	10	(1)	(1)	1	7	14,714
Net Gain (Loss) on Investments	110	1	6	36	1	1	5	77	20,861

Change in Net Assets from Operations	$113	2	7	35	2	1	6	87	21,625

See accompanying Notes to Financial Statements

9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	Federated Hermes Insurance Series						MFS® Variable Insurance Trust
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$21	22	61	58	60	6	(22)	(25)	(106)	(108)	35	28
Net Realized Gain (Loss) and Capital Gains Distributions	(89)	420	(28)	(22)	-	-	447	1,039	1,169	1,717	115	283
Unrealized Appreciation (Depreciation)	217	(790)	100	(208)	-	-	877	(2,476)	2,580	(6,956)	110	(667)
Change in Net Assets from Operations	149	(348)	133	(172)	60	6	1,302	(1,462)	3,643	(5,347)	260	(356)

Deposits	137	155	69	75	319	257	226	255	387	413	179	182

Payments and Withdrawals:
Death Benefits	3	-	-	-	1,042	411	16	-	23	16	8	22
Withdrawals	64	89	58	39	117	69	236	362	313	477	123	114
Administrative Fees and Charges	122	125	61	64	109	99	247	261	465	466	175	184
Net Transfers to (from) Fixed Account	12	45	3	33	(933)	(573)	195	136	362	71	128	67
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	201	259	122	136	335	6	694	759	1,163	1,030	434	387

Net Assets:
Net Increase (Decrease)	85	(452)	80	(233)	44	257	834	(1,966)	2,867	(5,964)	5	(561)
Beginning of Year	1,994	2,446	1,149	1,382	1,661	1,404	6,320	8,286	10,818	16,782	2,879	3,440

End of Year	$2,079	1,994	1,229	1,149	1,705	1,661	7,154	6,320	13,685	10,818	2,884	2,879

See accompanying Notes to Financial Statements

10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$41	33	254	159	32	30	(33)	(33)	24	27	104	85
Net Realized Gain (Loss) and Capital Gains Distributions	(31)	(3)	651	653	(56)	(7)	(47)	509	(29)	658	633	782
Unrealized Appreciation (Depreciation)	97	(310)	(1,192)	(816)	96	(207)	788	(1,981)	509	(2,150)	(234)	(883)
Change in Net Assets from Operations	107	(280)	(287)	(4)	72	(184)	708	(1,505)	504	(1,465)	503	(16)

Deposits	165	165	461	510	98	106	273	207	366	361	390	393

Payments and Withdrawals:
Death Benefits	1	-	33	14	3	-	-	-	9	8	4	-
Withdrawals	65	63	989	237	250	23	209	91	233	212	402	164
Administrative Fees and Charges	98	93	395	434	59	64	181	163	221	209	288	287
Net Transfers to (from) Fixed Account	(41)	17	(64)	447	(6)	13	36	(24)	24	(193)	(95)	458
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	123	173	1,353	1,132	306	100	426	230	487	236	599	909

Net Assets:
Net Increase (Decrease)	149	(288)	(1,179)	(626)	(136)	(178)	555	(1,528)	383	(1,340)	294	(532)
Beginning of Year	1,631	1,919	9,910	10,536	1,086	1,264	3,671	5,199	4,360	5,700	6,279	6,811

End of Year	$1,780	1,631	8,731	9,910	950	1,086	4,226	3,671	4,743	4,360	6,573	6,279

See accompanying Notes to Financial Statements

11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		BNY Mellon Variable Investment Fund
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$12	16	(18)	(17)	4	3	18	30	(7)	(10)	(29)	(51)
Net Realized Gain (Loss) and Capital Gains Distributions	(46)	388	226	286	25	34	(9)	3	327	1,583	92	1,302
Unrealized Appreciation (Depreciation)	148	(651)	647	(1,243)	(17)	(42)	9	(142)	681	(2,841)	427	(2,494)
Change in Net Assets from Operations	114	(247)	855	(974)	12	(5)	18	(109)	1,001	(1,268)	490	(1,243)

Deposits	96	96	185	153	15	14	60	63	239	236	338	356

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	5	29	5	11
Withdrawals	81	54	71	57	1	13	35	21	639	141	322	168
Administrative Fees and Charges	85	89	112	103	9	9	37	36	245	233	269	273
Net Transfers to (from) Fixed Account	10	16	156	(115)	(18)	15	(27)	30	210	110	(21)	82
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	176	159	339	45	(8)	37	45	87	1,099	513	575	534

Net Assets:
Net Increase (Decrease)	34	(310)	701	(866)	35	(28)	33	(133)	141	(1,545)	253	(1,421)
Beginning of Year	1,540	1,850	2,056	2,922	220	248	682	815	5,230	6,775	5,799	7,220

End of Year	$1,574	1,540	2,757	2,056	255	220	715	682	5,371	5,230	6,052	5,799

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	BNY Mellon Variable Investment Fund				JPMorgan Insurance Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$135	118	(1)	(3)	10	(4)	12	(14)	23	4
Net Realized Gain (Loss) and Capital Gains Distributions	1,724	2,689	123	90	83	285	26	907	199	375
Unrealized Appreciation (Depreciation)	3,284	(7,948)	75	(366)	(200)	(667)	550	(1,925)	(24)	(596)
Change in Net Assets from Operations	5,143	(5,141)	197	(279)	(107)	(386)	588	(1,032)	198	(217)

Deposits	1,002	1,016	83	71	32	73	100	310	68	186

Payments and Withdrawals:
Death Benefits	25	-	16	-	-	-	-	-	-	-
Withdrawals	1,678	944	27	40	7	22	39	88	31	77
Administrative Fees and Charges	936	945	56	53	29	80	61	190	35	106
Net Transfers to (from) Fixed Account	399	276	18	(6)	-	(3)	(53)	60	(37)	110
Other	-	-	-	-	1,491	-	4,709	-	2,462	-
Payments and Withdrawals	3,038	2,165	117	87	1,527	99	4,756	338	2,491	293

Net Assets:
Net Increase (Decrease)	3,107	(6,290)	163	(295)	(1,602)	(412)	(4,068)	(1,060)	(2,225)	(324)
Beginning of Year	21,173	27,463	892	1,187	1,602	2,014	4,068	5,128	2,225	2,549

End of Year	$24,280	21,173	1,055	892	-	1,602	-	4,068	-	2,225

See accompanying Notes to Financial Statements

13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	Lincoln Variable Insurance Products			Franklin Templeton Variable Insurance Products Trust
	LVIP JP Morgan U.S. Equity Fund Standard Class	LVIP JP Morgan Small Cap Core Fund Standard Class	LVIP JP Morgan Mid Cap Value Fund Standard Class	Franklin Global Real Estate VIP Fund – Class 2		Franklin Small-Mid Cap Growth VIP Fund – Class 2		Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2
	2023	2023	2023	2023	2022	2023	2022	2023	2022	2023	2022
Change in Net Assets from Operations:
Net Investment Income (Loss)	$5	12	32	53	43	(9)	(9)	28	42	69	62
Net Realized Gain (Loss) and Capital Gains Distributions	29	(50)	(14)	(83)	159	(59)	251	(64)	113	(5)	(46)
Unrealized Appreciation (Depreciation)	492	(52)	9	282	(1,047)	325	(786)	277	(752)	444	(255)
Change in Net Assets from Operations	526	(90)	27	252	(845)	257	(544)	241	(597)	508	(239)
Deposits	111	187	152	192	218	86	51	160	174	202	218

Payments and Withdrawals:
Death Benefits	-	3	-	1	-	-	-	3	-	4	-
Withdrawals	17	444	100	177	62	45	22	200	67	209	67
Administrative Fees and Charges	68	119	78	121	136	50	48	95	97	123	119
Net Transfers to (from) Fixed Account	1	(70)	(5)	(61)	(66)	35	(51)	46	(93)	160	125
Other	(1,491)	(4,709)	(2,462)	-	-	-	-	-	-	-	-
Payments and Withdrawals	(1,405)	(4,213)	(2,289)	238	132	130	19	344	71	496	311
Net Assets:
Net Increase (Decrease)	2,042	4,310	2,468	206	(759)	213	(512)	57	(494)	214	(332)
Beginning of Year	-	-	-	2,420	3,179	1030	1,542	2,119	2,613	2,701	3,033
End of Year	$2,042	4,310	2,468	2,626	2,420	1,243	1,030	2,176	2,119	2,915	2,701

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)						Columbia Funds Variable Series Trust II
	Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares		V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(6)	(1)	(5)	(5)	(4)	(4)	(1)	3	(17)	(16)	(25)	(26)	(19)	(20)
Net Realized Gain (Loss) and Capital Gains Distributions	157	416	12	172	(23)	190	21	292	89	73	167	863	147	149
Unrealized Appreciation (Depreciation)	506	(1,343)	217	(428)	222	(479)	373	(770)	381	(930)	940	(2,169)	169	(594)
Change in Net Assets from Operations	657	(928)	224	(261)	195	(293)	393	(475)	453	(873)	1,082	(1,332)	297	(465)

Deposits	165	155	35	32	28	22	123	133	111	117	135	113	185	200

Payments and Withdrawals:
Death Benefits	-	70	-	-	-	-	-	-	-	-	1	30	3	-
Withdrawals	216	123	9	34	33	6	58	23	84	71	185	194	228	55
Administrative Fees and Charges	148	153	33	30	22	21	82	78	82	80	114	107	99	103
Net Transfers to (from) Fixed Account	30	147	23	(27)	43	(39)	59	18	41	(100)	142	93	(69)	163
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	394	493	65	37	98	(12)	199	119	207	51	442	424	261	321

Net Assets:
Net Increase (Decrease)	428	(1,266)	194	(266)	125	(259)	317	(461)	357	(807)	775	(1,643)	221	(586)
Beginning of Year	3,518	4,784	564	830	448	707	1,776	2,237	1,915	2,722	2,584	4,227	2,441	3,027

End of Year	$3,946	3,518	758	564	573	448	2,093	1,776	2,272	1,915	3,359	2,584	2,662	2,441

See accompanying Notes to Financial Statements

15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	Fidelity® Variable Insurance Products
	VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2		VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(10)	(10)	7	3	-	-	-	-	2	1	2	1	3	2
Net Realized Gain (Loss) and Capital Gains Distributions	185	102	(1)	7	-	-	-	-	-	12	2	11	5	16
Unrealized Appreciation (Depreciation)	318	(656)	7	(36)	-	-	-	-	10	(38)	11	(40)	21	(64)
Change in Net Assets from Operations	493	(564)	13	(26)	-	-	-	-	12	(25)	15	(28)	29	(46)

Deposits	163	131	6	7	2	1	3	3	6	6	4	3	17	15

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	488	44	-	-	-	-	-	-	14	5	-	-	47	-
Administrative Fees and Charges	78	62	8	7	2	1	3	3	8	8	11	9	6	6
Net Transfers to (from) Fixed Account	62	(8)	(2)	4	-	-	-	-	-	(3)	4	(5)	-	10
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	628	98	6	11	2	1	3	3	22	10	15	4	53	16

Net Assets:
Net Increase (Decrease)	28	(531)	13	(30)	-	-	-	-	(4)	(29)	4	(29)	(7)	(47)
Beginning of Year	1,540	2,071	183	213	-	-	3	3	117	146	129	158	213	260

End of Year	$1,568	1,540	196	183	-	-	3	3	113	117	133	129	206	213

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	Fidelity® Variable Insurance Products								Northern Lights Variable Trust
	VIP Freedom 2035 PortfolioSM - Service Class 2		VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	1	1	-	1	(1)	27	-	8	-	8
Net Realized Gain (Loss) and Capital Gains Distributions	-	1	1	4	2	12	6	10	(2)	62	(4)	36	(8)	45
Unrealized Appreciation (Depreciation)	3	(6)	9	(16)	23	(44)	14	(40)	14	(108)	9	(54)	19	(73)
Change in Net Assets from Operations	3	(5)	10	(12)	26	(31)	20	(29)	11	(19)	5	(10)	11	(20)

Deposits	2	2	5	5	3	13	18	17	7	8	3	4	10	11

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	-	-	29	3	-	-	2	-	2	2
Administrative Fees and Charges	1	1	1	1	3	3	6	6	4	4	3	3	14	13
Net Transfers to (from) Fixed Account	-	(4)	-	-	-	-	-	15	-	(11)	-	5	(34)	2
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	1	(3)	1	1	3	3	35	24	4	(7)	5	8	(18)	17

Net Assets:
Net Increase (Decrease)	4	-	14	(8)	26	(21)	3	(36)	14	(4)	3	(14)	39	(26)
Beginning of Year	23	23	51	59	140	161	110	146	146	150	56	70	107	133

End of Year	$27	23	65	51	166	140	113	110	160	146	59	56	146	107

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	American Funds Insurance Series®
	Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	1	1	3	2	1	1	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	5	7	(2)	10	24	35	-	-	1	4
Unrealized Appreciation (Depreciation)	1	(2)	12	(28)	21	(55)	86	(103)	1	(2)	5	(11)
Change in Net Assets from Operations	1	(2)	17	(21)	20	(44)	113	(66)	2	(1)	7	(6)

Deposits	2	2	27	21	9	7	159	93	4	4	18	16

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	13	2	5	-	22	-	-	-	-	-
Administrative Fees and Charges	1	1	9	8	5	4	47	27	3	2	9	7
Net Transfers to (from) Fixed Account	-	-	14	(1)	-	16	(20)	(18)	(1)	(7)	-	-
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	1	1	36	9	10	20	49	9	2	(5)	9	7

Net Assets:
Net Increase (Decrease)	2	(1)	8	(9)	19	(57)	223	18	4	8	16	3
Beginning of Year	11	12	75	84	136	193	389	371	22	14	49	46

End of Year	$13	11	83	75	155	136	612	389	26	22	65	49

See accompanying Notes to Financial Statements
18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2023 and 2022
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	1	1	1	-	1	1	1	10	14	$764	488
Net Realized Gain (Loss) and Capital Gains Distributions	26	27	2	(1)	2	-	4	1	70	32	6,147	17,036
Unrealized Appreciation (Depreciation)	10	(85)	(1)	(8)	(1)	(1)	1	(9)	8	(211)	14,714	(47,602)
Change in Net Assets from Operations	35	(57)	2	(8)	1	-	6	(7)	88	(165)	21,625	(30,078)

Deposits	19	37	8	10	3	5	6	10	94	93	7,758	7,610

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	1,208	611
Withdrawals	-	-	-	-	-	-	-	-	527	29	9,144	4,374
Administrative Fees and Charges	16	19	4	5	2	4	3	6	50	53	5,826	5,801
Net Transfers to (from) Fixed Account	24	(13)	-	-	1	(4)	5	3	2	17	688	1,240
Other	-	-	-	-	-	-	-	-	-	-	-	-
Payments and Withdrawals	40	6	4	5	3	-	8	9	579	99	16,866	12,026

Net Assets:
Net Increase (Decrease)	14	(26)	6	(3)	1	5	4	(6)	(397)	(171)	12,517	(34,494)
Beginning of Year	183	209	43	46	13	8	37	43	946	1,117	123,483	157,977

End of Year	$197	183	49	43	14	13	41	37	549	946	$136,000	123,483

See accompanying Notes to Financial Statements

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
20

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Managed Volatility Fund II - P	V.I. American Franchise Fund - Series I Shares
High Income Bond Fund II - P	V.I. Technology Fund - Series I Shares
Government Money Fund II - S	V.I. Core Equity Fund - Series I Shares

MFS® Variable Insurance Trust	Columbia Funds Variable Series Trust II
Research Series - Initial Class Shares	Select Mid Cap Growth Fund (Class 2)
Growth Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Total Return Series - Initial Class Shares	Select Small Cap Value Fund (Class 2)
Total Return Bond Series - Initial Class Shares
Utilities Series - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
MFS® Variable Insurance Trust II	VIP Freedom Income PortfolioSM - Service Class 2
Income Portfolio - Initial Class Shares	VIP Freedom 2010 PortfolioSM - Service Class 2
VIP Freedom 2015 PortfolioSM - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VP Disciplined Core Value Fund - Class I	VIP Freedom 2040 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2050 PortfolioSM - Service Class 2

American Century Variable Portfolios II, Inc.	Northern Lights Variable Trust
VP Inflation Protection Fund - Class II	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
BNY Mellon Variable Investment Fund	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
Appreciation Portfolio - Initial Shares
Opportunistic Small Cap Portfolio - Initial Shares	American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares	Global Growth Fund - Class 2 Shares
New World Fund® - Class 2 Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Growth-Income Fund - Class 2 Shares
Capital Income Builder® - Class 2 Shares
Lincoln Variable Insurance Products	Asset Allocation Fund - Class 2 Shares
LVIP JP Morgan U.S. Equity Fund Standard Class
LVIP JP Morgan Small Cap Core Fund Standard Class	American Funds Insurance Series® Managed Risk Funds
LVIP JP Morgan Mid Cap Value Fund Standard Class	Managed Risk Growth Fund - Class P2 Shares
Managed Risk International Fund - Class P2 Shares
Franklin Templeton Variable Insurance Products Trust	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk Asset Allocation Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2
Templeton Foreign VIP Fund - Class 2

Calamos® Advisors Trust
Calamos Growth and Income Portfolio

21

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund Changes

During the years ended December 31, 2023 and 2022, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date
Columbia VP Mid Cap Growth Fund (Class 2)	Columbia VP Select Mid Cap Growth Fund (Class 2)	May 2, 2022

During the year ended December 31, 2023, shareholders of the JP Morgan Portfolio approved the reorganization of JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio and JPMorgan Insurance Trust U.S. Equity Portfolio into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023.

There were no funds that merged during the years ended December 31, 2023 and 2022.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions. Further, the volatile inflationary environment and equity markets have presented significant challenges to the interest rate environment. While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day. See Note 3 for additional fair value disclosures.

22

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2023 and 2022 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 26, 2024, the date that the financial statements have been issued.

23

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2023:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$ 275	$ 318
Federated Hermes High Income Bond Fund II - P	173	165
Federated Hermes Government Money Fund II - S	1,967	1,923
MFS® Research Series - Initial Class Shares	737	869
MFS® Growth Series - Initial Class Shares	1,535	1,454
MFS® Total Return Series - Initial Class Shares	404	506
MFS® Total Return Bond Series - Initial Class Shares	304	221
MFS® Utilities Series - Initial Class Shares	1,705	1,832
MFS® Income Portfolio - Initial Class Shares	156	332
American Century VP Capital Appreciation Fund - Class I	367	547
American Century VP International Fund - Class I	709	806
American Century VP Value Fund - Class I	1,322	932
American Century VP Disciplined Core Value Fund - Class I	162	230
American Century VP Ultra® Fund - Class I	426	423
American Century VP Mid Cap Value Fund - Class I	72	19
American Century VP Inflation Protection Fund - Class II	121	88
BNY Mellon Appreciation Portfolio - Initial Shares	803	1,196
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	756	893
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,503	3,556
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	226	150
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	133	1,543
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	231	4,838
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	353	2,554
LVIP JP Morgan U.S. Equity Fund Standard Class	1,636	106
LVIP JP Morgan Small Cap Core Fund Standard Class	5,093	681
LVIP JP Morgan Mid Cap Value Fund Standard Class	2,720	247
Franklin Global Real Estate VIP Fund - Class 2	377	370
Franklin Small-Mid Cap Growth VIP Fund - Class 2	101	154
Templeton Developing Markets VIP Fund - Class 2	286	440
Templeton Foreign VIP Fund - Class 2	367	592
Calamos Growth and Income Portfolio	353	485
Invesco V.I. American Franchise Fund - Series I Shares	75	94
Invesco V.I. Technology Fund - Series I Shares	35	109
Invesco V.I. Core Equity Fund - Series I Shares	205	236
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	135	248
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	323	495
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	393	488
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	294	703
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	16	9
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	2	2
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	3
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	11	24
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	8	17
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	22	55
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	2
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	8	5
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	23	38
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	9	6
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	3	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	46	18
American Funds Capital World Bond Fund - Class 2 Shares	2	1
American Funds Global Growth Fund - Class 2 Shares	34	36
American Funds New World Fund® - Class 2 Shares	18	18
American Funds Growth-Income Fund - Class 2 Shares	264	125
American Funds Capital Income Builder® - Class 2 Shares	6	3
American Funds Asset Allocation Fund - Class 2 Shares	23	11
American Funds Managed Risk Growth Fund - Class P2 Shares	60	43
American Funds Managed Risk International Fund - Class P2 Shares	13	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	5	3
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	14	10
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	223	584
Total	$ 28,656	$ 31,868

24

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2022:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$ 755	$ 341
Federated Hermes High Income Bond Fund II - P	157	160
Federated Hermes Government Money Fund II - S	1,678	1,421
MFS® Research Series - Initial Class Shares	1,290	934
MFS® Growth Series - Initial Class Shares	2,105	1,388
MFS® Total Return Series - Initial Class Shares	533	448
MFS® Total Return Bond Series - Initial Class Shares	286	241
MFS® Utilities Series - Initial Class Shares	1,308	1,390
MFS® Income Portfolio - Initial Class Shares	169	122
American Century VP Capital Appreciation Fund - Class I	981	462
American Century VP International Fund - Class I	1,527	675
American Century VP Value Fund - Class I	1,150	1,060
American Century VP Disciplined Core Value Fund - Class I	593	229
American Century VP Ultra® Fund - Class I	618	281
American Century VP Mid Cap Value Fund - Class I	52	40
American Century VP Inflation Protection Fund - Class II	124	114
BNY Mellon Appreciation Portfolio - Initial Shares	1,951	595
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	1,755	706
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,558	2,584
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	157	105
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	359	140
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,426	545
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	639	418
Franklin Global Real Estate VIP Fund - Class 2	649	331
Franklin Small-Mid Cap Growth VIP Fund - Class 2	474	141
Templeton Developing Markets VIP Fund - Class 2	629	314
Templeton Foreign VIP Fund - Class 2	453	484
Calamos Growth and Income Portfolio	575	569
Invesco V.I. American Franchise Fund - Series I Shares	246	89
Invesco V.I. Technology Fund - Series I Shares	307	82
Invesco V.I. Core Equity Fund - Series I Shares	485	166
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	269	219
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,089	637
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	319	460
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	275	168
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	17	11
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	3
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	24	14
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	20	11
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	34	18
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	10	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	27	4
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	29	25
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	109	5
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	49	9
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	68	20
American Funds Capital World Bond Fund - Class 2 Shares	2	1
American Funds Global Growth Fund - Class 2 Shares	31	11
American Funds New World Fund® - Class 2 Shares	28	26
American Funds Growth-Income Fund - Class 2 Shares	169	48
American Funds Capital Income Builder® - Class 2 Shares	13	3
American Funds Asset Allocation Fund - Class 2 Shares	21	7
American Funds Managed Risk Growth Fund - Class P2 Shares	85	22
American Funds Managed Risk International Fund - Class P2 Shares	11	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	11	5
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	12	9
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	147	103
Total	$ 29,869	$ 18,423

25

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2023 and 2022, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $136,000,000 (2022 - $123,483,000). The Account did not have any transfers between levels during the years ended December 31, 2023 and 2022.

The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	0% - 30% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

26

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

27

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2023, ($11,000) (2022 – ($3,000)) was assessed in surrender charges for Century II Variable Universal Life, $206,000 (2022 - $52,000) for Century II Accumulator Variable Universal Life and $5,000 (2022 - $1,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees and charges, and cost of insurance.  During the year ended 2023, other fees and charges, primarily cost of insurance, totaled $5,614,000 (2022 - $5,549,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $825,000 (2022 - $843,000) in 2023.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk charges, administrative fees and charges, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk

28

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	2.00% - 50.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2023, less than $1,000 (2022 – ($2,000)) of surrender charges were assessed for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and charges, and cost of insurance. During the year ended 2023, other fees and charges, primarily cost of insurance, totaled $447,000 (2022 - $488,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

29

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Charges for the year ended December 31 were as follows:

2023:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$14	$1	$2	$17
Federated Hermes High Income Bond Fund II - P	8	-	1	9
Federated Hermes Government Money Fund II - S	14	-	1	15
MFS® Research Series - Initial Class Shares	50	4	2	56
MFS® Growth Series - Initial Class Shares	98	5	3	106
MFS® Total Return Series - Initial Class Shares	17	1	4	22
MFS® Total Return Bond Series - Initial Class Shares	12	-	2	14
MFS® Utilities Series - Initial Class Shares	64	4	8	76
MFS® Income Portfolio - Initial Class Shares	7	1	1	9
American Century VP Capital Appreciation Fund - Class I	30	1	2	33
American Century VP International Fund - Class I	34	1	3	38
American Century VP Value Fund - Class I	36	2	10	48
American Century VP Disciplined Core Value Fund - Class I	10	1	1	12
American Century VP Ultra® Fund - Class I	12	1	5	18
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	4	-	1	5
BNY Mellon Appreciation Portfolio - Initial Shares	42	-	4	46
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	41	3	4	48
BNY Mellon Stock Index Fund, Inc. - Initial Shares	166	14	12	192
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	7	1	-	8
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	1	-	4
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	9	-	2	11
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	4	-	2	6
LVIP JP Morgan U.S. Equity Fund Standard Class	7	2	1	10
LVIP JP Morgan Small Cap Core Fund Standard Class	18	-	4	22
LVIP JP Morgan Mid Cap Value Fund Standard Class	10	-	2	12
Franklin Global Real Estate VIP Fund - Class 2	15	-	4	19
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	1	1	9
Templeton Developing Markets VIP Fund - Class 2	14	-	3	17
Templeton Foreign VIP Fund - Class 2	17	-	5	22
Calamos Growth and Income Portfolio	18	2	7	27
Invesco V.I. American Franchise Fund - Series I Shares	4	1	-	5
Invesco V.I. Technology Fund - Series I Shares	4	-	-	4
Invesco V.I. Core Equity Fund - Series I Shares	12	-	3	15
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	13	1	3	17
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	23	-	2	25
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	15	-	4	19
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	14	-	1	15
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	-	1
American Funds New World Fund® - Class 2 Shares	1	-	-	1
American Funds Growth-Income Fund - Class 2 Shares	3	-	1	4
American Funds Capital Income Builder® - Class 2 Shares	-	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	2	-	-	2
American Funds Managed Risk International Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	-	1	8
	$898	$49	$112	$1,059

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2023:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	13	18	(5)
Federated Hermes High Income Bond Fund II - P	3	5	(2)
Federated Hermes Government Money Fund II - S	145	146	(1)
MFS® Research Series - Initial Class Shares	5	12	(7)
MFS® Growth Series - Initial Class Shares	7	15	(8)
MFS® Total Return Series - Initial Class Shares	5	11	(6)
MFS® Total Return Bond Series - Initial Class Shares	10	8	2
MFS® Utilities Series - Initial Class Shares	10	19	(9)
MFS® Income Portfolio - Initial Class Shares	5	14	(9)
American Century VP Capital Appreciation Fund - Class I	6	9	(3)
American Century VP International Fund - Class I	19	23	(4)
American Century VP Value Fund - Class I	20	25	(5)
American Century VP Disciplined Core Value Fund - Class I	6	10	(4)
American Century VP Ultra® Fund - Class I	4	6	(2)
American Century VP Mid Cap Value Fund - Class I	1	-	1
American Century VP Inflation Protection Fund - Class II	6	5	1
BNY Mellon Appreciation Portfolio - Initial Shares	5	20	(15)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	17	23	(6)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	55	(33)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	2	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1	29	(28)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	3	89	(86)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	2	43	(41)
LVIP JP Morgan U.S. Equity Fund Standard Class	30	1	29
LVIP JP Morgan Small Cap Core Fund Standard Class	94	13	81
LVIP JP Morgan Mid Cap Value Fund Standard Class	45	4	41
Franklin Global Real Estate VIP Fund - Class 2	12	14	(2)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	6	(2)
Templeton Developing Markets VIP Fund - Class 2	8	14	(6)
Templeton Foreign VIP Fund - Class 2	10	21	(11)
Calamos Growth and Income Portfolio	5	10	(5)
Invesco V.I. American Franchise Fund - Series I Shares	3	4	(1)
Invesco V.I. Technology Fund - Series I Shares	3	9	(6)
Invesco V.I. Core Equity Fund - Series I Shares	7	11	(4)
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	6	10	(4)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	2	7	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	9	10	(1)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	19	(12)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	3	(2)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	3	1	2
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	1	-
American Funds New World Fund® - Class 2 Shares	1	2	(1)
American Funds Growth-Income Fund - Class 2 Shares	12	6	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	1	-	1
American Funds Managed Risk Growth Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	41	(34)

31

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2022:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	12	17	(5)
Federated Hermes High Income Bond Fund II - P	3	5	(2)
Federated Hermes Government Money Fund II - S	130	111	19
MFS® Research Series - Initial Class Shares	6	13	(7)
MFS® Growth Series - Initial Class Shares	8	16	(8)
MFS® Total Return Series - Initial Class Shares	5	9	(4)
MFS® Total Return Bond Series - Initial Class Shares	9	9	-
MFS® Utilities Series - Initial Class Shares	8	15	(7)
MFS® Income Portfolio - Initial Class Shares	5	4	1
American Century VP Capital Appreciation Fund - Class I	7	8	(1)
American Century VP International Fund - Class I	24	20	4
American Century VP Value Fund - Class I	15	31	(16)
American Century VP Disciplined Core Value Fund - Class I	6	8	(2)
American Century VP Ultra® Fund - Class I	6	5	1
American Century VP Mid Cap Value Fund - Class I	-	1	(1)
American Century VP Inflation Protection Fund - Class II	5	6	(1)
BNY Mellon Appreciation Portfolio - Initial Shares	5	10	(5)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	19	(6)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	42	(20)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	3	(1)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	9	10	(1)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	5	7	(2)
Franklin Global Real Estate VIP Fund - Class 2	15	11	4
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	5	1
Templeton Developing Markets VIP Fund - Class 2	14	11	3
Templeton Foreign VIP Fund - Class 2	15	19	(4)
Calamos Growth and Income Portfolio	4	12	(8)
Invesco V.I. American Franchise Fund - Series I Shares	5	5	-
Invesco V.I. Technology Fund - Series I Shares	10	5	5
Invesco V.I. Core Equity Fund - Series I Shares	8	7	1
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	12	10	2
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	5	10	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	7	10	(3)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	6	5	1
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	2	(1)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	1	-
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	1
American Funds New World Fund® - Class 2 Shares	1	1	-
American Funds Growth-Income Fund - Class 2 Shares	7	3	4
American Funds Capital Income Builder® - Class 2 Shares	1	-	1
American Funds Asset Allocation Fund - Class 2 Shares	1	1	-
American Funds Managed Risk Growth Fund - Class P2 Shares	3	1	2
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1	1	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	-	1
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	7	-

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2023 as follows:

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

Federated Hermes Managed Volatility Fund II - P
2023	100	$ 12.956	to	$ 23.541	$ 2,079	1.86%	0.50% to 0.90%	7.71%	to	8.14%
2022	105	$ 11.981	to	$ 21.856	$ 1,994	1.88%	0.50% to 0.90%	-14.53%	to	-14.18%
2021	110	$ 13.961	to	$ 25.570	$ 2,446	1.79%	0.50% to 0.90%	17.45%	to	17.92%
2020	118	$ 11.839	to	$ 21.771	$ 2,214	2.55%	0.50% to 0.90%	0.02%	to	0.43%
2019	123	$ 11.789	to	$ 21.766	$ 2,322	2.04%	0.50% to 0.90%	19.15%	to	19.62%

Federated Hermes High Income Bond Fund II - P
2023	32	$ 34.733	to	$ 39.025	$ 1,229	5.88%	0.50% to 0.90%	11.71%	to	12.15%
2022	34	$ 31.008	to	$ 34.935	$ 1,149	5.61%	0.50% to 0.90%	-12.57%	to	-12.22%
2021	36	$ 35.367	to	$ 39.957	$ 1,382	5.03%	0.50% to 0.90%	3.91%	to	4.33%
2020	37	$ 33.944	to	$ 38.454	$ 1,382	5.93%	0.50% to 0.90%	4.64%	to	5.06%
2019	40	$ 32.349	to	$ 36.749	$ 1,422	6.04%	0.50% to 0.90%	13.52%	to	13.97%

Federated Hermes Government Money Fund II - S
2023	129	$ 11.837	to	$ 13.584	$ 1,705	4.34%	0.50% to 0.90%	3.58%	to	3.99%
2022	130	$ 11.382	to	$ 13.079	$ 1,661	1.21%	0.50% to 0.90%	0.24%	to	0.64%
2021	111	$ 11.309	to	$ 13.011	$ 1,404	0.00%	0.50% to 0.90%	-0.89%	to	-0.50%
2020	138	$ 11.366	to	$ 13.093	$ 1,750	0.17%	0.50% to 0.90%	-0.69%	to	-0.30%
2019	100	$ 11.400	to	$ 13.148	$ 1,264	1.61%	0.50% to 0.90%	0.73%	to	1.14%

MFS® Research Series - Initial Class Shares
2023	96	$ 47.204	to	$ 80.472	$ 7,154	0.51%	0.50% to 0.90%	21.33%	to	21.81%
2022	103	$ 38.752	to	$ 66.327	$ 6,320	0.49%	0.50% to 0.90%	-17.95%	to	-17.62%
2021	110	$ 47.042	to	$ 80.838	$ 8,286	0.54%	0.50% to 0.90%	23.68%	to	24.18%
2020	115	$ 37.882	to	$ 65.359	$ 6,979	0.72%	0.50% to 0.90%	15.55%	to	16.01%
2019	123	$ 32.654	to	$ 56.565	$ 6,460	0.77%	0.50% to 0.90%	31.76%	to	32.28%

MFS® Growth Series - Initial Class Shares
2023	139	$ 55.174	to	$ 105.465	$ 13,685	0.00%	0.50% to 0.90%	34.65%	to	35.19%
2022	147	$ 40.813	to	$ 78.325	$ 10,818	0.00%	0.50% to 0.90%	-32.25%	to	-31.98%
2021	155	$ 59.997	to	$ 115.603	$ 16,782	0.00%	0.50% to 0.90%	22.43%	to	22.92%
2020	170	$ 48.811	to	$ 94.427	$ 15,062	0.00%	0.50% to 0.90%	30.67%	to	31.20%
2019	185	$ 37.204	to	$ 72.262	$ 12,520	0.00%	0.50% to 0.90%	36.91%	to	37.46%

MFS® Total Return Series - Initial Class Shares
2023	62	$ 33.053	to	$ 54.861	$ 2,884	2.02%	0.50% to 0.90%	9.46%	to	9.89%
2022	68	$ 30.077	to	$ 50.122	$ 2,879	1.72%	0.50% to 0.90%	-10.39%	to	-10.03%
2021	72	$ 33.431	to	$ 55.933	$ 3,440	1.79%	0.50% to 0.90%	13.09%	to	13.55%
2020	75	$ 29.443	to	$ 49.457	$ 3,154	2.25%	0.50% to 0.90%	8.83%	to	9.27%
2019	88	$ 26.946	to	$ 45.446	$ 3,436	2.31%	0.50% to 0.90%	19.31%	to	19.78%

MFS® Total Return Bond Series - Initial Class Shares
2023	71	$ 22.285	to	$ 26.628	$ 1,780	3.22%	0.50% to 0.90%	6.42%	to	6.85%
2022	69	$ 20.857	to	$ 24.953	$ 1,631	2.76%	0.50% to 0.90%	-14.70%	to	-14.36%
2021	69	$ 24.355	to	$ 29.175	$ 1,919	2.71%	0.50% to 0.90%	-1.70%	to	-1.31%
2020	66	$ 24.678	to	$ 29.598	$ 1,861	3.50%	0.50% to 0.90%	7.49%	to	7.93%
2019	71	$ 22.866	to	$ 27.459	$ 1,853	3.41%	0.50% to 0.90%	9.22%	to	9.66%

MFS® Utilities Series - Initial Class Shares
2023	103	$ 49.365	to	$ 103.907	$ 8,731	3.52%	0.50% to 0.90%	-2.98%	to	-2.60%
2022	112	$ 50.680	to	$ 107.102	$ 9,910	2.40%	0.50% to 0.90%	-0.15%	to	0.25%
2021	119	$ 50.552	to	$ 107.257	$ 10,536	1.75%	0.50% to 0.90%	13.07%	to	13.52%
2020	120	$ 44.530	to	$ 94.860	$ 9,389	2.50%	0.50% to 0.90%	4.95%	to	5.37%
2019	124	$ 42.260	to	$ 90.384	$ 9,309	3.99%	0.50% to 0.90%	23.95%	to	24.44%

MFS® Income Portfolio - Initial Class Shares
2023	38	$ 24.895	to	$ 25.164	$ 950	3.73%	0.50% to 0.90%	6.63%	to	7.06%
2022	47	$ 23.254	to	$ 23.535	$ 1,086	3.48%	0.50% to 0.90%	-14.48%	to	-14.14%
2021	46	$ 27.083	to	$ 27.443	$ 1,264	3.19%	0.50% to 0.90%	-0.43%	to	-0.03%
2020	44	$ 27.092	to	$ 27.487	$ 1,207	3.75%	0.50% to 0.90%	8.37%	to	8.80%
2019	46	$ 24.900	to	$ 25.302	$ 1,157	3.54%	0.50% to 0.90%	10.61%	to	11.05%

American Century VP Capital Appreciation Fund - Class I
2023	64	$ 52.902	to	$ 69.721	$ 4,226	0.00%	0.50% to 0.90%	19.61%	to	20.09%
2022	67	$ 44.053	to	$ 58.130	$ 3,671	0.00%	0.50% to 0.90%	-28.75%	to	-28.47%
2021	68	$ 61.584	to	$ 81.366	$ 5,199	0.00%	0.50% to 0.90%	10.16%	to	10.60%
2020	72	$ 55.681	to	$ 73.659	$ 4,923	0.00%	0.50% to 0.90%	41.18%	to	41.74%
2019	79	$ 39.283	to	$ 52.031	$ 3,839	0.00%	0.50% to 0.90%	34.35%	to	34.89%

33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

American Century VP International Fund - Class I
2023	136	$ 23.704	to	$ 37.508	$ 4,743	1.37%	0.50% to 0.90%	11.57%	to	12.01%
2022	140	$ 21.162	to	$ 33.619	$ 4,360	1.46%	0.50% to 0.90%	-25.43%	to	-25.13%
2021	136	$ 28.264	to	$ 45.083	$ 5,700	0.16%	0.50% to 0.90%	7.78%	to	8.21%
2020	138	$ 26.121	to	$ 41.830	$ 5,326	0.49%	0.50% to 0.90%	24.75%	to	25.25%
2019	150	$ 20.855	to	$ 33.531	$ 4,624	0.86%	0.50% to 0.90%	27.27%	to	27.78%

American Century VP Value Fund - Class I
2023	177	$ 33.286	to	$ 48.766	$ 6,573	2.39%	0.50% to 0.90%	8.12%	to	8.56%
2022	182	$ 30.785	to	$ 44.923	$ 6,279	2.08%	0.50% to 0.90%	-0.36%	to	0.04%
2021	198	$ 30.895	to	$ 44.904	$ 6,811	1.75%	0.50% to 0.90%	23.39%	to	23.89%
2020	207	$ 25.038	to	$ 36.246	$ 5,766	2.34%	0.50% to 0.90%	0.07%	to	0.47%
2019	215	$ 25.020	to	$ 36.075	$ 5,947	2.13%	0.50% to 0.90%	25.89%	to	26.40%

American Century VP Disciplined Core Value Fund - Class I
2023	63	$ 23.560	to	$ 36.814	$ 1,574	1.54%	0.50% to 0.90%	7.68%	to	8.11%
2022	67	$ 21.879	to	$ 34.052	$ 1,540	1.77%	0.50% to 0.90%	-13.52%	to	-13.17%
2021	69	$ 25.298	to	$ 39.216	$ 1,850	1.08%	0.50% to 0.90%	22.54%	to	23.03%
2020	69	$ 20.644	to	$ 31.874	$ 1,522	1.97%	0.50% to 0.90%	10.80%	to	11.25%
2019	77	$ 18.631	to	$ 28.651	$ 1,528	2.08%	0.50% to 0.90%	22.84%	to	23.33%

American Century VP Ultra® Fund - Class I
2023	37	$ 72.022	to	$ 78.220	$ 2,757	0.00%	0.50% to 0.90%	42.23%	to	42.80%
2022	39	$ 50.639	to	$ 54.777	$ 2,056	0.00%	0.50% to 0.90%	-32.98%	to	-32.71%
2021	38	$ 75.558	to	$ 81.407	$ 2,922	0.00%	0.50% to 0.90%	22.06%	to	22.55%
2020	39	$ 61.904	to	$ 66.430	$ 2,511	0.00%	0.50% to 0.90%	48.51%	to	49.10%
2019	47	$ 41.684	to	$ 44.553	$ 2,019	0.00%	0.50% to 0.90%	33.38%	to	33.91%

American Century VP Mid Cap Value Fund - Class I
2023	7	$ 37.964	to	$ 40.744	$ 255	2.33%	0.50% to 0.90%	5.19%	to	5.61%
2022	6	$ 36.092	to	$ 38.581	$ 220	2.25%	0.50% to 0.90%	-2.08%	to	-1.68%
2021	7	$ 36.857	to	$ 39.242	$ 248	1.19%	0.50% to 0.90%	22.10%	to	22.59%
2020	6	$ 30.186	to	$ 32.011	$ 190	1.89%	0.50% to 0.90%	0.30%	to	0.71%
2019	7	$ 30.095	to	$ 31.787	$ 225	2.06%	0.50% to 0.90%	27.99%	to	28.51%

American Century VP Inflation Protection Fund - Class II
2023	46	$ 15.248	to	$ 16.560	$ 715	3.33%	0.50% to 0.90%	2.48%	to	2.88%
2022	45	$ 14.879	to	$ 16.096	$ 682	4.97%	0.50% to 0.90%	-13.85%	to	-13.51%
2021	46	$ 17.272	to	$ 18.610	$ 815	3.17%	0.50% to 0.90%	5.32%	to	5.74%
2020	44	$ 16.400	to	$ 17.600	$ 737	1.36%	0.50% to 0.90%	8.57%	to	9.00%
2019	45	$ 15.106	to	$ 16.146	$ 700	2.31%	0.50% to 0.90%	7.93%	to	8.36%

BNY Mellon Appreciation Portfolio - Initial Shares
2023	86	$ 47.486	to	$ 66.320	$ 5,371	0.71%	0.50% to 0.90%	19.89%	to	20.37%
2022	101	$ 39.451	to	$ 55.167	$ 5,230	0.67%	0.50% to 0.90%	-18.80%	to	-18.47%
2021	106	$ 48.389	to	$ 67.751	$ 6,775	0.44%	0.50% to 0.90%	25.99%	to	26.50%
2020	112	$ 38.253	to	$ 53.626	$ 5,657	0.79%	0.50% to 0.90%	22.58%	to	23.07%
2019	121	$ 31.082	to	$ 43.628	$ 4,980	1.17%	0.50% to 0.90%	34.88%	to	35.42%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2023	166	$ 28.578	to	$ 38.671	$ 6,052	0.33%	0.50% to 0.90%	8.31%	to	8.74%
2022	172	$ 26.281	to	$ 35.705	$ 5,799	0.00%	0.50% to 0.90%	-17.37%	to	-17.04%
2021	178	$ 31.678	to	$ 43.209	$ 7,220	0.11%	0.50% to 0.90%	15.42%	to	15.88%
2020	189	$ 27.337	to	$ 37.437	$ 6,628	0.65%	0.50% to 0.90%	18.82%	to	19.29%
2019	200	$ 22.916	to	$ 31.508	$ 5,884	0.00%	0.50% to 0.90%	20.69%	to	21.17%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2023	371	$ 49.113	to	$ 68.140	$ 24,280	1.41%	0.50% to 0.90%	24.80%	to	25.30%
2022	404	$ 39.196	to	$ 54.598	$ 21,173	1.34%	0.50% to 0.90%	-19.05%	to	-18.72%
2021	424	$ 48.226	to	$ 67.445	$ 27,463	1.14%	0.50% to 0.90%	27.26%	to	27.77%
2020	466	$ 37.744	to	$ 52.997	$ 23,649	1.57%	0.50% to 0.90%	16.95%	to	17.42%
2019	508	$ 32.145	to	$ 45.317	$ 22,088	1.72%	0.50% to 0.90%	30.01%	to	30.53%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2023	11	$ 36.502	to	$ 114.426	$ 1,055	0.72%	0.50% to 0.90%	22.72%	to	23.21%
2022	12	$ 29.627	to	$ 92.990	$ 892	0.53%	0.50% to 0.90%	-23.56%	to	-23.26%
2021	12	$ 38.605	to	$ 121.321	$ 1,187	0.76%	0.50% to 0.90%	25.86%	to	26.36%
2020	12	$ 30.550	to	$ 96.130	$ 976	1.09%	0.50% to 0.90%	23.03%	to	23.52%
2019	14	$ 24.733	to	$ 77.921	$ 881	1.45%	0.50% to 0.90%	33.16%	to	33.69%

LVIP JP Morgan U.S. Equity Fund Standard Class
2023[e]	29	$ 51.340	to	$ 80.063	$ 2,042	1.55%	0.50% to 0.90%	26.03%	to	26.53%
2022	28	$ 40.576	to	$ 63.355	$ 1,602	0.52%	0.50% to 0.90%	-19.42%	to	-19.10%
2021	29	$ 50.155	to	$ 78.410	$ 2,014	0.74%	0.50% to 0.90%	28.18%	to	28.70%
2020	28	$ 38.971	to	$ 61.003	$ 1,512	0.77%	0.50% to 0.90%	24.14%	to	24.64%
2019	30	$ 31.268	to	$ 49.006	$ 1,300	0.85%	0.50% to 0.90%	30.58%	to	31.10%

34

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

LVIP JP Morgan Small Cap Core Fund Standard Class
2023[e]	81	$ 43.040	to	$ 62.091	$ 4,310	1.38%	0.50% to 0.90%	12.09%	to	12.54%
2022	86	$ 38.245	to	$ 55.243	$ 4,068	0.45%	0.50% to 0.90%	-20.07%	to	-19.75%
2021	87	$ 47.659	to	$ 68.927	$ 5,128	0.50%	0.50% to 0.90%	20.30%	to	20.78%
2020	96	$ 39.460	to	$ 57.140	$ 4,680	0.98%	0.50% to 0.90%	12.66%	to	13.12%
2019	99	$ 34.884	to	$ 50.577	$ 4,285	0.40%	0.50% to 0.90%	23.46%	to	23.95%

LVIP JP Morgan Mid Cap Value Fund Standard Class
2023[e]	41	$ 58.663	to	$ 63.710	$ 2,468	3.19%	0.50% to 0.90%	9.92%	to	10.36%
2022	41	$ 53.368	to	$ 57.729	$ 2,225	0.94%	0.50% to 0.90%	-8.98%	to	-8.62%
2021	43	$ 58.632	to	$ 63.171	$ 2,549	0.90%	0.50% to 0.90%	28.72%	to	29.24%
2020	45	$ 45.550	to	$ 48.880	$ 2,116	1.49%	0.50% to 0.90%	-0.53%	to	-0.13%
2019	49	$ 45.793	to	$ 48.945	$ 2,278	1.60%	0.50% to 0.90%	25.63%	to	26.13%

Franklin Global Real Estate VIP Fund - Class 2
2023	96	$ 27.315	to	$ 29.252	$ 2,626	2.91%	0.50% to 0.90%	10.44%	to	10.88%
2022	98	$ 24.635	to	$ 26.416	$ 2,420	2.38%	0.50% to 0.90%	-26.72%	to	-26.43%
2021	94	$ 33.484	to	$ 35.949	$ 3,179	0.88%	0.50% to 0.90%	25.65%	to	26.16%
2020	101	$ 26.542	to	$ 28.531	$ 2,712	3.29%	0.50% to 0.90%	-6.24%	to	-5.86%
2019	100	$ 28.194	to	$ 30.345	$ 2,864	2.65%	0.50% to 0.90%	21.28%	to	21.77%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2023	42	$ 26.871	to	$ 41.133	$ 1,243	0.00%	0.50% to 0.90%	25.60%	to	26.11%
2022	44	$ 21.393	to	$ 32.618	$ 1,030	0.00%	0.50% to 0.90%	-34.28%	to	-34.02%
2021	43	$ 32.554	to	$ 49.437	$ 1,542	0.00%	0.50% to 0.90%	9.03%	to	9.46%
2020	42	$ 29.858	to	$ 45.162	$ 1,382	0.00%	0.50% to 0.90%	53.70%	to	54.32%
2019	47	$ 19.426	to	$ 29.266	$ 1,016	0.00%	0.50% to 0.90%	30.25%	to	30.78%

Templeton Developing Markets VIP Fund - Class 2
2023	71	$ 28.373	to	$ 37.514	$ 2,176	2.11%	0.50% to 0.90%	11.62%	to	12.06%
2022	77	$ 25.420	to	$ 33.476	$ 2,119	2.67%	0.50% to 0.90%	-22.68%	to	-22.37%
2021	74	$ 32.877	to	$ 43.123	$ 2,613	0.85%	0.50% to 0.90%	-6.58%	to	-6.21%
2020	68	$ 35.195	to	$ 45.978	$ 2,580	4.18%	0.50% to 0.90%	16.13%	to	16.60%
2019	71	$ 30.306	to	$ 39.433	$ 2,340	0.99%	0.50% to 0.90%	25.56%	to	26.06%

Templeton Foreign VIP Fund - Class 2
2023	98	$ 20.562	to	$ 40.098	$ 2,915	3.22%	0.50% to 0.90%	19.68%	to	20.16%
2022	109	$ 17.113	to	$ 33.413	$ 2,701	3.04%	0.50% to 0.90%	-8.43%	to	-8.07%
2021	113	$ 18.614	to	$ 36.390	$ 3,033	1.79%	0.50% to 0.90%	3.23%	to	3.64%
2020	112	$ 17.961	to	$ 35.156	$ 2,904	3.39%	0.50% to 0.90%	-2.05%	to	-1.65%
2019	110	$ 18.262	to	$ 35.791	$ 2,900	1.73%	0.50% to 0.90%	11.52%	to	11.97%

Calamos Growth and Income Portfolio
2023	81	$ 44.642	to	$ 55.004	$ 3,946	0.57%	0.50% to 0.90%	19.05%	to	19.52%
2022	86	$ 37.351	to	$ 46.078	$ 3,518	0.68%	0.50% to 0.90%	-19.79%	to	-19.47%
2021	94	$ 46.383	to	$ 57.292	$ 4,784	0.38%	0.50% to 0.90%	20.31%	to	20.79%
2020	102	$ 38.399	to	$ 47.490	$ 4,315	0.49%	0.50% to 0.90%	21.33%	to	21.82%
2019	110	$ 31.522	to	$ 39.033	$ 3,854	1.65%	0.50% to 0.90%	24.44%	to	24.94%

Invesco V.I. American Franchise Fund - Series I Shares
2023	38	$ 18.500	to	$ 34.517	$ 758	0.00%	0.50% to 0.90%	39.67%	to	40.23%
2022	39	$ 13.246	to	$ 24.615	$ 564	0.00%	0.50% to 0.90%	-31.73%	to	-31.46%
2021	39	$ 19.402	to	$ 35.912	$ 830	0.00%	0.50% to 0.90%	10.92%	to	11.37%
2020	52	$ 17.491	to	$ 32.246	$ 979	0.07%	0.50% to 0.90%	41.08%	to	41.64%
2019	65	$ 12.398	to	$ 22.766	$ 869	0.00%	0.50% to 0.90%	35.53%	to	36.08%

Invesco V.I. Technology Fund - Series I Shares
2023	43	$ 11.768	to	$ 34.576	$ 573	0.00%	0.50% to 0.90%	45.63%	to	46.21%
2022	49	$ 8.081	to	$ 23.648	$ 448	0.00%	0.50% to 0.90%	-40.49%	to	-40.25%
2021	44	$ 13.578	to	$ 39.577	$ 707	0.00%	0.50% to 0.90%	13.39%	to	13.84%
2020	44	$ 11.975	to	$ 34.765	$ 625	0.00%	0.50% to 0.90%	44.80%	to	45.39%
2019	64	$ 8.270	to	$ 23.912	$ 619	0.00%	0.50% to 0.90%	34.67%	to	35.20%

Invesco V.I. Core Equity Fund - Series I Shares
2023	87	$ 22.037	to	$ 29.946	$ 2,093	0.73%	0.50% to 0.90%	22.26%	to	22.75%
2022	91	$ 18.024	to	$ 24.396	$ 1,776	0.93%	0.50% to 0.90%	-21.26%	to	-20.94%
2021	90	$ 22.890	to	$ 30.858	$ 2,237	0.66%	0.50% to 0.90%	26.59%	to	27.10%
2020	93	$ 18.081	to	$ 24.278	$ 1,835	1.33%	0.50% to 0.90%	12.83%	to	13.28%
2019	100	$ 16.026	to	$ 21.432	$ 1,731	0.95%	0.50% to 0.90%	27.81%	to	28.32%

35

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2023	85	$ 24.237	to	$ 35.290	$ 2,272	0.00%	0.50% to 0.90%	23.81%	to	24.30%
2022	89	$ 19.577	to	$ 28.391	$ 1,915	0.00%	0.50% to 0.90%	-31.63%	to	-31.35%
2021	87	$ 28.632	to	$ 41.358	$ 2,722	0.00%	0.50% to 0.90%	15.23%	to	15.69%
2020	92	$ 24.848	to	$ 35.749	$ 2,509	0.00%	0.50% to 0.90%	33.87%	to	34.40%
2019	104	$ 18.562	to	$ 26.598	$ 2,105	0.00%	0.50% to 0.90%	33.63%	to	34.16%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2023	42	$ 74.834	to	$ 114.844	$ 3,359	0.00%	0.50% to 0.90%	43.58%	to	44.15%
2022	47	$ 52.122	to	$ 79.670	$ 2,584	0.00%	0.50% to 0.90%	-32.47%	to	-32.20%
2021	52	$ 77.181	to	$ 117.505	$ 4,227	0.28%	0.50% to 0.90%	37.44%	to	37.99%
2020	60	$ 56.155	to	$ 85.152	$ 3,558	0.00%	0.50% to 0.90%	44.49%	to	45.07%
2019	68	$ 38.864	to	$ 58.697	$ 2,793	0.00%	0.50% to 0.90%	53.58%	to	54.20%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2023	54	$ 48.018	to	$ 52.150	$ 2,662	0.00%	0.50% to 0.90%	11.84%	to	12.29%
2022	55	$ 42.935	to	$ 46.444	$ 2,441	0.00%	0.50% to 0.90%	-15.69%	to	-15.35%
2021	58	$ 50.923	to	$ 54.866	$ 3,027	0.00%	0.50% to 0.90%	29.45%	to	29.97%
2020	65	$ 39.339	to	$ 42.216	$ 2,621	0.00%	0.50% to 0.90%	7.94%	to	8.37%
2019	67	$ 36.445	to	$ 38.954	$ 2,511	0.00%	0.50% to 0.90%	16.39%	to	16.86%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2023	41	$ 37.704	to	$ 40.304	$ 1,568	0.27%	0.50% to 0.90%	31.93%	to	32.45%
2022	53	$ 28.579	to	$ 30.428	$ 1,540	0.27%	0.50% to 0.90%	-27.15%	to	-26.85%
2021	52	$ 39.227	to	$ 41.599	$ 2,071	0.03%	0.50% to 0.90%	26.37%	to	26.87%
2020	50	$ 31.042	to	$ 32.788	$ 1,575	0.08%	0.50% to 0.90%	29.06%	to	29.58%
2019	54	$ 24.052	to	$ 25.303	$ 1,310	0.22%	0.50% to 0.90%	30.10%	to	30.62%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2

2023	13	$ 15.012	to	$ 16.047	$ 196	4.06%	0.50% to 0.90%	6.69%	to	7.11%
2022	13	$ 14.071	to	$ 14.981	$ 183	1.98%	0.50% to 0.90%	-13.04%	to	-12.70%
2021	13	$ 16.182	to	$ 17.160	$ 213	0.79%	0.50% to 0.90%	2.10%	to	2.51%
2020	8	$ 15.848	to	$ 16.739	$ 123	1.16%	0.50% to 0.90%	9.30%	to	9.73%
2019	5	$ 14.500	to	$ 15.255	$ 68	1.88%	0.50% to 0.90%	10.63%	to	11.08%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2023	0	$ 17.824	to	$ 19.053	$ -	5.17%	0.50% to 0.90%	8.11%	to	8.54%
2022	0	$ 16.487	to	$ 17.554	$ -	2.64%	0.50% to 0.90%	-14.43%	to	-14.09%
2021	0	$ 19.268	to	$ 20.433	$ -	0.25%	0.50% to 0.90%	4.65%	to	5.07%
2020	0	$ 18.412	to	$ 19.448	$ 2	0.87%	0.50% to 0.90%	11.23%	to	11.68%
2019	0	$ 16.553	to	$ 17.414	$ 2	1.68%	0.50% to 0.90%	14.71%	to	15.17%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2023	0	$ 18.835	to	$ 20.134	$ 3	3.52%	0.50% to 0.90%	9.65%	to	10.09%
2022	0	$ 17.177	to	$ 18.289	$ 3	2.00%	0.50% to 0.90%	-15.55%	to	-15.21%
2021	0	$ 20.340	to	$ 21.570	$ 3	0.67%	0.50% to 0.90%	6.43%	to	6.86%
2020	0	$ 19.111	to	$ 20.186	$ 5	0.35%	0.50% to 0.90%	12.54%	to	13.00%
2019	0	$ 16.981	to	$ 17.864	$ 5	1.48%	0.50% to 0.90%	16.92%	to	17.39%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2023	6	$ 19.461	to	$ 20.803	$ 113	2.87%	0.50% to 0.90%	11.22%	to	11.66%
2022	7	$ 17.497	to	$ 18.630	$ 117	1.86%	0.50% to 0.90%	-16.72%	to	-16.39%
2021	7	$ 21.010	to	$ 22.281	$ 146	0.86%	0.50% to 0.90%	8.28%	to	8.72%
2020	8	$ 19.403	to	$ 20.494	$ 147	1.03%	0.50% to 0.90%	13.69%	to	14.15%
2019	8	$ 17.066	to	$ 17.954	$ 135	1.75%	0.50% to 0.90%	18.80%	to	19.28%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2023	6	$ 21.046	to	$ 22.498	$ 133	2.63%	0.50% to 0.90%	12.31%	to	12.76%
2022	7	$ 18.739	to	$ 19.952	$ 129	1.83%	0.50% to 0.90%	-17.38%	to	-17.05%
2021	7	$ 22.682	to	$ 24.054	$ 158	0.83%	0.50% to 0.90%	9.56%	to	10.00%
2020	7	$ 20.703	to	$ 21.867	$ 158	1.00%	0.50% to 0.90%	14.63%	to	15.10%
2019	8	$ 18.060	to	$ 18.999	$ 142	1.86%	0.50% to 0.90%	20.42%	to	20.90%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2023	9	$ 21.712	to	$ 23.210	$ 206	2.30%	0.50% to 0.90%	13.43%	to	13.89%
2022	11	$ 19.141	to	$ 20.379	$ 213	1.72%	0.50% to 0.90%	-17.83%	to	-17.50%
2021	11	$ 23.293	to	$ 24.702	$ 260	0.88%	0.50% to 0.90%	11.07%	to	11.51%
2020	11	$ 20.972	to	$ 22.152	$ 235	1.03%	0.50% to 0.90%	15.59%	to	16.06%
2019	11	$ 18.143	to	$ 19.087	$ 190	1.62%	0.50% to 0.90%	23.00%	to	23.49%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2023	1	$ 27.110	to	$ 28.634	$ 27	1.78%	0.50% to 0.90%	15.49%	to	15.95%
2022	1	$ 23.475	to	$ 24.695	$ 23	1.56%	0.50% to 0.90%	-18.62%	to	-18.30%
2021	1	$ 28.846	to	$ 30.226	$ 23	0.86%	0.50% to 0.90%	14.14%	to	14.60%
2020	1	$ 25.272	to	$ 26.374	$ 15	0.92%	0.50% to 0.90%	16.90%	to	17.37%
2019	1	$ 21.619	to	$ 22.472	$ 11	1.05%	0.50% to 0.90%	25.99%	to	26.50%

36

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2023	2	$ 28.453	to	$ 30.052	$ 65	1.41%	0.50% to 0.90%	17.55%	to	18.02%
2022	2	$ 24.204	to	$ 25.463	$ 51	1.45%	0.50% to 0.90%	-19.14%	to	-18.82%
2021	2	$ 29.934	to	$ 31.364	$ 59	0.74%	0.50% to 0.90%	16.44%	to	16.91%
2020	2	$ 25.707	to	$ 26.828	$ 47	0.83%	0.50% to 0.90%	17.92%	to	18.39%
2019	2	$ 21.800	to	$ 22.660	$ 37	1.71%	0.50% to 0.90%	27.08%	to	27.60%

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2023	6	$ 28.749	to	$ 30.365	$ 166	1.28%	0.50% to 0.90%	18.12%	to	18.59%
2022	6	$ 24.340	to	$ 25.605	$ 140	1.44%	0.50% to 0.90%	-19.18%	to	-18.86%
2021	5	$ 30.117	to	$ 31.557	$ 161	0.73%	0.50% to 0.90%	16.48%	to	16.95%
2020	5	$ 25.856	to	$ 26.984	$ 129	0.82%	0.50% to 0.90%	17.90%	to	18.37%
2019	5	$ 21.931	to	$ 22.796	$ 99	1.63%	0.50% to 0.90%	27.10%	to	27.61%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2023	4	$ 28.795	to	$ 30.413	$ 113	1.22%	0.50% to 0.90%	18.13%	to	18.60%
2022	4	$ 24.376	to	$ 25.643	$ 110	1.36%	0.50% to 0.90%	-19.20%	to	-18.87%
2021	5	$ 30.167	to	$ 31.609	$ 146	0.74%	0.50% to 0.90%	16.46%	to	16.93%
2020	4	$ 25.903	to	$ 27.033	$ 113	0.62%	0.50% to 0.90%	17.92%	to	18.40%
2019	5	$ 21.966	to	$ 22.832	$ 120	1.65%	0.50% to 0.90%	27.07%	to	27.58%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2023	11	$ 13.756	to	$ 14.414	$ 160	0.27%	0.50% to 0.90%	8.13%	to	8.56%
2022	11	$ 12.722	to	$ 13.277	$ 146	18.87%	0.50% to 0.90%	-12.64%	to	-12.29%
2021	10	$ 14.562	to	$ 15.137	$ 150	0.69%	0.50% to 0.90%	7.60%	to	8.03%
2020	6	$ 13.534	to	$ 14.012	$ 86	2.28%	0.50% to 0.90%	4.95%	to	5.37%
2019	6	$ 12.896	to	$ 13.298	$ 82	2.74%	0.50% to 0.90%	13.52%	to	13.98%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2023	4	$ 14.720	to	$ 15.423	$ 59	0.38%	0.50% to 0.90%	9.44%	to	9.88%
2022	4	$ 13.450	to	$ 14.037	$ 56	14.58%	0.50% to 0.90%	-14.13%	to	-13.78%
2021	4	$ 15.663	to	$ 16.281	$ 70	1.15%	0.50% to 0.90%	10.06%	to	10.51%
2020	4	$ 14.231	to	$ 14.733	$ 62	2.32%	0.50% to 0.90%	4.96%	to	5.38%
2019	4	$ 13.558	to	$ 13.981	$ 60	2.08%	0.50% to 0.90%	15.26%	to	15.72%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2023	10	$ 14.844	to	$ 15.553	$ 146	0.53%	0.50% to 0.90%	10.15%	to	10.60%
2022	8	$ 13.475	to	$ 14.063	$ 107	8.07%	0.50% to 0.90%	-14.50%	to	-14.16%
2021	8	$ 15.760	to	$ 16.382	$ 133	1.06%	0.50% to 0.90%	11.58%	to	12.03%
2020	9	$ 14.124	to	$ 14.623	$ 124	2.01%	0.50% to 0.90%	4.24%	to	4.66%
2019	10	$ 13.550	to	$ 13.972	$ 141	1.92%	0.50% to 0.90%	16.03%	to	16.49%

American Funds Capital World Bond Fund - Class 2 Shares

2023	1	$ 9.296	to	$ 9.586	$ 13	0.00%	0.50% to 0.90%	5.19%	to	5.61%
2022	1	$ 8.838	to	$ 9.077	$ 11	0.25%	0.50% to 0.90%	-18.43%	to	-18.10%
2021	1	$ 10.835	to	$ 11.083	$ 12	1.81%	0.50% to 0.90%	-5.77%	to	-5.39%
2020	1	$ 11.498	to	$ 11.715	$ 11	1.79%	0.50% to 0.90%	8.92%	to	9.34%
2019	0	$ 10.557	to	$ 10.714	$ 4	1.77%	0.50% to 0.90%	6.80%	to	7.24%

American Funds Global Growth Fund - Class 2 Shares
2023	4	$ 21.945	to	$ 22.629	$ 83	0.84%	0.50% to 0.90%	21.51%	to	21.99%
2022	4	$ 18.061	to	$ 18.549	$ 75	0.72%	0.50% to 0.90%	-25.41%	to	-25.11%
2021	3	$ 24.214	to	$ 24.769	$ 84	0.36%	0.50% to 0.90%	15.38%	to	15.84%
2020	2	$ 20.987	to	$ 21.382	$ 49	0.35%	0.50% to 0.90%	29.29%	to	29.81%
2019	2	$ 16.232	to	$ 16.472	$ 32	1.24%	0.50% to 0.90%	34.07%	to	34.61%

American Funds New World Fund® - Class 2 Shares
2023	9	$ 16.349	to	$ 16.858	$ 155	1.47%	0.50% to 0.90%	14.96%	to	15.42%
2022	10	$ 14.222	to	$ 14.606	$ 136	1.27%	0.50% to 0.90%	-22.79%	to	-22.48%
2021	10	$ 18.420	to	$ 18.843	$ 193	0.89%	0.50% to 0.90%	3.98%	to	4.40%
2020	9	$ 17.715	to	$ 18.049	$ 164	0.07%	0.50% to 0.90%	22.47%	to	22.97%
2019	8	$ 14.465	to	$ 14.678	$ 118	0.99%	0.50% to 0.90%	27.99%	to	28.50%

American Funds Growth-Income Fund - Class 2 Shares
2023	27	$ 22.839	to	$ 23.550	$ 612	1.49%	0.50% to 0.90%	25.01%	to	25.51%
2022	21	$ 18.269	to	$ 18.763	$ 389	1.39%	0.50% to 0.90%	-17.24%	to	-16.91%
2021	17	$ 22.075	to	$ 22.581	$ 371	1.30%	0.50% to 0.90%	22.98%	to	23.48%
2020	11	$ 17.949	to	$ 18.288	$ 196	1.44%	0.50% to 0.90%	12.53%	to	12.98%
2019	9	$ 15.951	to	$ 16.187	$ 149	2.15%	0.50% to 0.90%	25.01%	to	25.51%

American Funds Capital Income Builder® - Class 2 Shares
2023	2	$ 14.062	to	$ 14.499	$ 26	3.02%	0.50% to 0.90%	8.04%	to	8.47%
2022	2	$ 13.015	to	$ 13.367	$ 22	3.16%	0.50% to 0.90%	-7.96%	to	-7.59%
2021	1	$ 14.141	to	$ 14.465	$ 14	2.83%	0.50% to 0.90%	13.91%	to	14.37%
2020	1	$ 12.413	to	$ 12.647	$ 11	2.04%	0.50% to 0.90%	3.54%	to	3.96%
2019	0	$ 11.989	to	$ 12.166	$ 3	2.92%	0.50% to 0.90%	16.83%	to	17.30%

American Funds Asset Allocation Fund - Class 2 Shares
2023	4	$ 17.113	to	$ 17.645	$ 65	2.28%	0.50% to 0.90%	13.25%	to	13.70%
2022	3	$ 15.111	to	$ 15.519	$ 49	1.95%	0.50% to 0.90%	-14.18%	to	-13.84%
2021	3	$ 17.607	to	$ 18.011	$ 46	0.84%	0.50% to 0.90%	14.07%	to	14.53%
2020	1	$ 15.435	to	$ 15.726	$ 20	1.35%	0.50% to 0.90%	11.45%	to	11.89%
2019	1	$ 13.850	to	$ 14.055	$ 19	3.16%	0.50% to 0.90%	20.14%	to	20.63%

37

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Units (000’s)	Unit Fair Value[a] Lowest to Highest	Net Assets (000’s)	Investment[b] Income Ratio	Expense Ratio[c] Lowest to Highest	Total Return[d] Lowest to Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2023	10	$ 20.635	to	$ 21.277	$ 197	0.56%	0.50% to 0.90%	22.40%	to	22.89%
2022	11	$ 16.859	to	$ 17.314	$ 183	1.41%	0.50% to 0.90%	-25.55%	to	-25.25%
2021	9	$ 22.644	to	$ 23.163	$ 209	0.53%	0.50% to 0.90%	11.88%	to	12.33%
2020	9	$ 20.240	to	$ 20.621	$ 189	0.33%	0.50% to 0.90%	30.85%	to	31.37%
2019	1	$ 15.468	to	$ 15.697	$ 20	0.88%	0.50% to 0.90%	20.65%	to	21.13%

American Funds Managed Risk International Fund - Class P2 Shares
2023	4	$ 11.040	to	$ 11.383	$ 49	1.60%	0.50% to 0.90%	5.27%	to	5.69%
2022	4	$ 10.487	to	$ 10.771	$ 43	3.17%	0.50% to 0.90%	-16.29%	to	-15.96%
2021	4	$ 12.528	to	$ 12.816	$ 46	0.57%	0.50% to 0.90%	-4.99%	to	-4.61%
2020	3	$ 13.186	to	$ 13.434	$ 37	1.15%	0.50% to 0.90%	1.88%	to	2.28%
2019	3	$ 12.943	to	$ 13.135	$ 34	0.57%	0.50% to 0.90%	16.58%	to	17.06%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2023	1	$ 13.863	to	$ 14.295	$ 14	1.86%	0.50% to 0.90%	8.75%	to	9.18%
2022	1	$ 12.748	to	$ 13.093	$ 13	5.26%	0.50% to 0.90%	-9.97%	to	-9.61%
2021	1	$ 14.161	to	$ 14.485	$ 8	1.73%	0.50% to 0.90%	16.07%	to	16.53%
2020	1	$ 12.201	to	$ 12.431	$ 9	1.70%	0.50% to 0.90%	-2.13%	to	-1.74%
2019	1	$ 12.466	to	$ 12.651	$ 9	1.61%	0.50% to 0.90%	12.86%	to	13.32%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2023	2	$ 16.678	to	$ 17.197	$ 41	1.43%	0.50% to 0.90%	14.86%	to	15.32%
2022	3	$ 14.520	to	$ 14.912	$ 37	1.97%	0.50% to 0.90%	-17.67%	to	-17.34%
2021	2	$ 17.637	to	$ 18.041	$ 43	1.20%	0.50% to 0.90%	14.02%	to	14.48%
2020	3	$ 15.468	to	$ 15.760	$ 44	1.60%	0.50% to 0.90%	8.59%	to	9.03%
2019	3	$ 14.244	to	$ 14.454	$ 39	0.34%	0.50% to 0.90%	17.79%	to	18.25%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2023	38	$ 14.350	to	$ 14.796	$ 549	1.86%	0.50% to 0.90%	9.25%	to	9.68%
2022	72	$ 13.135	to	$ 13.490	$ 946	2.21%	0.50% to 0.90%	-14.74%	to	-14.40%
2021	72	$ 15.406	to	$ 15.759	$ 1,117	1.25%	0.50% to 0.90%	11.50%	to	11.94%
2020	56	$ 13.817	to	$ 14.078	$ 767	1.53%	0.50% to 0.90%	4.93%	to	5.35%
2019	52	$ 13.168	to	$ 13.363	$ 682	2.29%	0.50% to 0.90%	16.92%	to	17.40%

a       The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.

b        The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.

c       These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

d      These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

e      During the year ended December 31, 2023, shareholders of the JP Morgan Portfolios approved the reorganization of these portfolios into a corresponding newly organized series of Lincoln Variable Insurance Products effective May 1, 2023. See Footnote 1 for further information.

38

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors and Stockholders Kansas City Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ FORVIS, LLP

We have served as the Accounts’ auditor since 2016.
Kansas City, Missouri
April 26, 2024

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PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolutions.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(d)  Contracts.
(1)	Specimen Contract Form.
(a)	GLP Contract Form.
(i)	Form J176 (7).
(ii)	Form ICC19J209 (19).
(b)	CVAT Contract Form.
(i)	Form J177 (7).
(ii)	Form ICC19J210 (19).
(2)	Additional Life Insurance Rider. (4)
(3)	Guaranteed Minimum Death Benefit Rider. (7)
(4)	Other Insured Term Insurance Rider.
(a)	Form R188 (4).
(b)	Form ICC19R250 (18).
(5)	Temporary Life Insurance Agreement. (2)
(6)	Disability Continuance of Insurance Rider. (2)
(7)	Disability Premium Benefit Rider. (2)
(8)	Accidental Death Benefit Rider. (2)
(9)	Option to Increase Specified Amount Rider. (2)
(10)	Spouse's Term Insurance Rider. (7)
(11)	Children’s Term Life Insurance Rider.
(a)	Form R217 (7).
(b)	Form ICC19R251 (19).
(12)	Accelerated Death Benefit/Living Benefits Rider. (3)
(13)	Lifetime Guaranteed Minimum Death Benefit Rider. (7)

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(14)	Monthly Benefit Rider. (7)
(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (5)
(16)	Accelerated Death Benefit/Terminal Illness Rider. (7)
(17)	Designation of Death Benefit Payout Endorsement. (13)
(18)	Accelerated Death Benefit for Chronic Illness Rider. (16)
(19)	Accelerated Death Benefit for Terminal Illness Rider. (16)
(20)	Enhanced Living Benefits Accelerated Death Benefit Rider. (23)
(21)	Enhanced Living Benefits Accelerated Death Benefit Rider Schedule Page. (23)
(e)  Applications.
(1)	Application Form. (1)
(2)	ICC17A165. (20)
(3)	ICC17A163. (20)
(4)	A176. (20)
(5)	ICC17A179. (20)
(6)	ICC17A185. (20)
(7)	ICC17A186. (20)
(8)	ICC17A187. (20)
(9)	ICC17A188. (20)
(10)	ICC17A189. (20)
(11)	ICC17A190. (20)
(12)	ICC17A194. (20)
(13) ICC18A196. (21)
(14) ICC18A197. (21)
(15) ICC22A203. (21)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts.
Not Applicable.
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(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (10)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (15)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)

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a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (17)

(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (14)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (9)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (11)

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d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (11)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (12)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (15)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (22)

(14)
Amendment to Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (24)

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (9)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (9)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (9)
(4)	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (22)
(5)	Amendment to Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (24)
(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (9)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (9)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (9)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (12)

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(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (15)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (15)

(13)	Distribution Services Agreement between Lincoln Financial Distributors, Inc., and Kansas City Life Insurance Company (24)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (25)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (25)
(2)	Consent of FORVIS, LLP. (25)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (8)
(r)  Form of Initial Summary Prospectus. (25)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
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(7)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 15, 2008 (File No. 333-150926).
(8)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on June 12, 2008 (File No. 333-150926).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(10)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926).
(14) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(15)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on March 2, 2018 (File No. 333-150926).
(17)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(18)  Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 22, 2019 (File No. 333-150926).
(19)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 20, 2019 (File No. 333-150926).
(20)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on February 14, 2022 (File No. 333-150926).
(21)  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 27, 2022 (File No. 333-150926).
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(22) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(23) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on March 1, 2024 (File No. 033-150926)
(24) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2024 (File No. 033-89984).
(25)  Filed herewith.
Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Howard E. Cohen	Director
Octavia Love	Treasurer
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
Jennifer K. Pieper	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
*The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent Of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by depositor
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe

8

his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4. Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
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9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12. To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant to this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
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The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
Jennifer K. Pieper	Vice President, Treasurer, and Controller
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
*The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$145,445.00	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 22th day of April, 2024.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: ___/s/ Walter E. Bixby____________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: __/s/ A. Craig Mason Jr.__________ A. Craig Mason Jr., Secretary and Director	By: ___/s/ Walter E. Bixby______________________________________ Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

_____/s/ Walter E. Bixby_______ Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 22, 2024

____/s/ David A. Laird___________ David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 22, 2024

_____/s/ Jennifer K. Pieper________ Jennifer K. Pieper	Vice President and Controller (Principal Accounting Officer)	April 22, 2024

______/s/ R. Philip Bixby__________ R. Philip Bixby	Chairman of the Board and Director	April 22, 2024

______/s/ A. Craig Mason Jr._______ A. Craig Mason Jr.	Secretary and Director	April 22, 2024

______/s/ Kevin G. Barth___________ Kevin G. Barth	Director	April 22, 2024

_____/s/ William R. Blessing________ William R. Blessing	Director	April 22, 2024

_____/s/ Michael Braude____________ Michael Braude	Director	April 22, 2024

_____/s/ James T. Carr______________ James T. Carr	Director	April 22, 2024

______________________________ John C. Cozad	Director	April 22, 2024

_____/s/ Howard E. Cohen__________ Howard E. Cohen	Director	April 22, 2024

______________________________ David S. Kimmel	Director	April 22, 2024

_____/s/ Mark A. Milton____________ Mark A. Milton	Director	April 22, 2024

____/s/ William A. Schalekamp_______ William A. Schalekamp	Director	April 22, 2024
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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of FORVIS, LLP.
(r) Form of Initial Summary Prospectus